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ALLMERICA SELECT
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A Higher Standard

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Semi-Annual Report
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JUNE 30, 2000

 . Allmerica Select SPL

[LOGO OF ALLMERICA FINANCIAL]

               Allmerica Select gives you access to some of the
            world s leading money managers, selected and monitored
                       by independent industry experts.


        It offers you an array of advantages typically reserved for the nation's largest and most sophisticated investors including:


             ACCESS TO A RANGE OF HIGHLY RESPECTED MONEY MANAGERS.



      THE COMPREHENSIVE RESEARCH CAPABILITIES OF A NATIONALLY RECOGNIZED PENSION CONSULTING FIRM, TO HELP IDENTIFY THE MOST QUALIFIED AND BEST SUITED MONEY MANAGERS REPRESENTING A RANGE OF INVESTMENT APPROACHES.



   THE OPPORTUNITY TO DIVERSIFY ACROSS INVESTMENT CATEGORIES AND INVESTMENT
                 STYLES--TO BETTER MEET YOUR INVESTMENT NEEDS.



           OBJECTIVE MONITORING OF THE MONEY MANAGERS PERFORMANCE BY
          ALLMERICA SELECTS MANAGER EVALUATION COMMITTEE, MADE UP OF
                  HIGHLY EXPERIENCED INDUSTRY PROFESSIONALS.


          PERSONALIZED PERFORMANCE REPORTS AND TIMELY MARKET UPDATES
                          TO HELP KEEP YOU ON TARGET.


         SIGNIFICANT TAX ADVANTAGES, INCLUDING TAX-DEFERRED GROWTH AND
                TAX-FREE TRANSFERS BETWEEN INVESTMENT OPTIONS.

Table of Contents

General Information .......................................................    2

A Letter from the Chairman ................................................    3

Fund Performance Summary ..................................................    4

Product Performance Summaries .............................................    5
Allmerica Select SPL (AFLIAC) .............................................    6
Variable Life Insurance Product Information ...............................    7

Domestic & International Equity Market Overview ...........................    8
Select Emerging Markets Fund ..............................................   10
Select Aggressive Growth Fund .............................................   11
Select Capital Appreciation Fund ..........................................   12
Select Value Opportunity Fund .............................................   13
T. Rowe Price International Stock Portfolio ...............................   14
Select International Equity Fund ..........................................   15
Fidelity VIP Growth Portfolio .............................................   16
Select Growth Fund ........................................................   17
Select Strategic Growth Fund ..............................................   18
Select Growth and Income Fund .............................................   19
Fidelity VIP Equity-Income Portfolio ......................................   20

Bond & Money Market Overview ..............................................   22
Fidelity VIP High Income Portfolio ........................................   24
Select Income Fund ........................................................   25
Money Market Fund .........................................................   26

Financials ................................................................  F-1

For further information, see the accompanying annual reports.

See Client Notices on Page F-47.

General Information

Officers of Allmerica Financial Life Insurance and
Annuity Company (AFLIAC)

John F. O'Brien, Chairman of the Board
Richard M. Reilly, President and CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron 1
Cynthia A. Hargadon 1
Gordon Holmes 1
John P. Kavanaugh
Bruce E. Langton 1
Attiat F. Ott 1
Richard M. Reilly
Ranne P. Warner 1

1 Independent Trustees

Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
    Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
    Select International Equity Fund

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue, White Plains, NY 10604
    Select Value Opportunity Fund

J.P. Morgan Investment Management Inc.
522 Fifth Avenue, New York, NY 10036
    Select Growth and Income Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
    Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
    Select Growth Fund

Schroder Investment Management North America Inc.
787 Seventh Avenue, New York, NY 10019
    Select Emerging Markets Fund

Standish, Ayer & Wood, Inc.
One Financial Center, Boston, MA 02111
    Select Income Fund

TCW Investment Management Company
865 South Figueroa, Los Angeles, CA 90017
    Select Strategic Growth Fund

T. Rowe Price Associates, Inc.
100 East Pratt Street, Baltimore, MD 21202
    Select Capital Appreciation Fund

Investment Advisers
Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
    Fidelity VIP Equity-Income Portfolio
    Fidelity VIP Growth Portfolio
    Fidelity VIP High Income Portfolio

Rowe Price-Fleming International, Inc.
100 East Pratt Street, Baltimore, MD 21202
    T. Rowe Price International Stock Portfolio

A Letter from the Chairman

[PHOTO]

Dear Client:

The first half of 2000 was another volatile period in the U.S and international equity markets. Major equity indices struggled and most were unable to break even, as concerns about inflation prompted the Federal Reserve to raise interest rates three times. These actions by the Federal Reserve were, in part, responsi-ble for partially reversing the momentum of the technology-heavy NASDAQ from an 85% gain in 1999 to a -2.46% loss for the first six months of the year. This decline was comprised of a series of turbulent months where the NASDAQ fell as much as 30% before recovering in June. Even the S&P 500 Index and Dow Jones Industrial Average, comprised of better known and larger companies, suffered and fluctuated wildly on a daily basis. As disappointing as the U.S. equity market was, international equity markets fared worse. Economic expansion throughout the world, and the corresponding fears of inflation contributed to losses in both developed and emerging markets. The bond market overall has been lackluster during the period partially due to interest rate increases, but also due to credit concerns at companies in both the investment grade and high yield markets.

The first half of the year appeared to be a textbook example of the benefits of diversification and long term strategic asset allocation. A balanced allocation to both growth and value stocks, along with international stocks and domestic bonds proved beneficial to our clients as the 1999 success of high growth, high momentum stocks wavered. Our funds performed just as we would have expected. Domestically, our more aggressive funds reacted negatively to interest rate increases while our value focused funds performed well. Our international funds reacted similarly to our U.S. funds as those that had suffered in 1999 due to their value bias finally received some well-deserved market attention. Overall, we remain pleased with our fund managers and our disciplined approach.

As part of Allmerica's continued fund monitoring, we are pleased to have added a new sub-advisor to our investment lineup. On April 1, 2000, we changed both the sub-advisor and the focus of the Select Strategic Growth Fund. The Fund changed from a large-cap core equity fund to a small-cap growth fund. After an exhaustive search with our consultant, Barra RogersCasey, we determined that the best money manager for this new focus would be Trust Company of the West, or TCW Investment Management Company. TCW's addition is a terrific complement to the other investment managers we offer you.

As usual, we encourage you to work with your financial advisor to build and maintain a diversified investment portfolio so that you may continue to enjoy all that Allmerica has to offer.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Financial Life Insurance and Annuity Company

Fund Performance Summary

Average Annual Total Returns as of 6/30/00
For easy reference, the total returns for the Funds are summarized below.
Keep in mind that these returns reflect all Fund charges but do not include any insurance product fees or expenses. For returns that reflect the deduction of product charges, please refer to the Product Performance Summary on page 6.

                                                                             10 Years
                                               Fund                           or Life
                                             Inception      1          5      of Fund
Funds                                          Date        Year      Years   (if less)
Allmerica Investment Trust
Select Emerging Markets Fund                  2/20/98      11.19%     N/A      6.60%
Select Aggressive Growth Fund                 8/21/92      24.32%   20.39%    19.59%
Select Capital Appreciation Fund              4/28/95      18.37%   18.27%    20.54%
Select Value Opportunity Fund                 4/30/93      -0.69%   13.75%    12.23%
Select International Equity Fund              5/2/94       21.55%   16.13%    13.93%
Select Growth Fund                            8/21/92      15.68%   24.17%    18.82%
Select Strategic Growth Fund                  2/20/98       1.34%     N/A      4.63%
Select Growth and Income Fund                 8/21/92       2.70%   18.13%    14.66%
Select Income Fund                            8/21/92       3.55%    5.50%     5.60%
Money Market Fund                             4/29/85       5.73%    5.51%     5.15%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio   3/31/94      22.38%   13.25%    11.46%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Growth Portfolio                 10/9/86      26.26%   25.56%    20.08%
Fidelity VIP Equity-Income Portfolio          10/9/86      -8.20%   14.29%    14.68%
Fidelity VIP High Income Portfolio            9/19/85      -4.59%    7.30%    11.98%

Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  Performance

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Product Performance Summary

Allmerica Select SPL (AFLIAC)
--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/00
For easy reference, the total returns for the Allmerica Select SPL sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                          Without Surrender and                   With Surrender and
                                                          Monthly Policy Charges                  Monthly Policy Charges

                                                                             10 Years                                 10 Years
                                       Sub-                         10 Years or Life of                     10 Years  or Life of
                                       Account                      or Life  Sub-                           or Life   Sub-
                                       Inception  1       5         of Fund  Account    1         5         of Fund   Account
Sub-Accounts                           Date       Year    Years     (if less)(if less)  Year      Years     (if less) (if less)
---------------------------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund           11/2/98    10.19%    N/A      5.64%   28.04%    -3.18%      N/A     -0.64%    18.87%
Select Aggressive Growth Fund          11/2/98    23.20%  19.28%    18.45%   34.34%     9.44%    16.28%    16.21%    25.13%
Select Capital Appreciation Fund       11/2/98    17.31%  17.19%    19.40%   27.46%     3.73%     9.66%    16.46%    18.29%
Select Value Opportunity Fund          11/2/98    -1.59%  12.71%    11.20%    3.64%   -14.60%     9.64%     8.83%    -5.51%
Select International Equity Fund       11/2/98    20.45%  15.07%    12.89%   21.87%     6.77%    12.03%    10.24%    12.73%
Select Growth Fund                     11/2/98    14.63%  23.02%    17.70%   26.03%     1.13%    20.05%    15.46%    16.87%
Select Strategic Growth Fund           11/2/98     0.43%    N/A      3.69%   10.69%   -12.64%      N/A     -2.64%     1.56%
Select Growth and Income Fund          11/2/98     1.78%  17.05%    13.59%   13.88%   -11.33%    14.03%    11.36%     4.75%
Select Income Fund                     11/2/98     2.59%   4.54%     4.64%    1.41%   -10.54%     1.27%     2.41%    -7.76%
Money Market Fund                      11/2/98     4.84%   4.56%     4.20%    4.54%    -8.36%     1.29%     2.39%    -4.61%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock
Portfolio                              11/2/98    21.28%  12.23%    10.46%   18.50%     7.57%     9.15%     7.81%     9.37%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Growth Portfolio          11/2/98    25.12%  24.44%    19.01%   34.29%    11.30%    21.48%    16.98%    25.08%
Fidelity VIP Equity-Income Portfolio   11/2/98    -9.00%  13.27%    13.75%   5.06%    -21.78%    10.20%    11.78%    -4.08%
Fidelity VIP High Income Portfolio     11/2/98    -5.54%   6.35%    10.98%   4.83%    -18.43%     3.14%     9.05%    -4.32%

Performance returns given above are for the Allmerica Select SPL sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. The returns, except in the columns designated as "Life of Sub-Account" assume an investment in the underlying funds listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the funds listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge. Please refer to the prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Variable Life Insurance Product Information

Allmerica Select SPL

Product Description

This policy is a modified single premium life insurance policy with Death Benefits, Policy Value, and other features tradition- ally associated with life insurance. The Policy is variable because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Payment Schedule

The Contract requires a single payment on or before the Date of Issue. Additional payments may be made under certain circumstances.

Cash Value Access

The Contract Owner may make partial withdrawals, borrow up to the loan value of your contract or surrender the contract for its Surrender Value. A withdrawal reduces the Death Benefit by the same percentage that the amount withdrawn reduces Policy Value. Loans and withdrawals may be taxable and would be subject to a 10% tax penalty prior to age 59 1/2.

Fixed Account Information

The Contract Owner may allocate part or all of the contract value to the Fixed Account. The Fixed Account is a part of the General Account. The Company guarantees amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest the Company will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. Fixed Account Guarantees are based on the claims-paying ability of the issuer.

Death Benefit

The Company will pay a Death Benefit to the Beneficiary when the Insured dies while the certificate is in effect. If the contract was issued as a Second-to-Die policy, the Death Benefit will be paid on the death of the last surviving insured.

Charges and Fees

The following is a brief description of the Charges and Fees associated with the policies. Please see the prospectus for a detailed description of the specific charges that apply to your policy.

Surrender Charges: These contracts provide for a contingent surrender charge which will ne deducted if the Contract Owner requests a full surrender of the policy or a partial withdrawal within ten contract years from the Date of Issue. This charge begins at 10% of the amount that exceeds the free 10% withdrawal amount and decreased to 0% by the tenth contract year.

Insurance Charges: Charges are deducted monthly to compensate the Company for the anticipated cost of providing Death Proceeds and any additional options selected. These charges vary depending on the type of contract and underwriting class.

Transfers: The Company does not restrict the number of transfers among the sub-accounts. The first 12 transfers may be made free of charge; subsequent transfers may be charged a $10 fee per transfer.

Charges Against the Assets of the Separate Account: The Company assesses each sub-account with a charge of 0.90% on an annual basis for mortality and expense risks assumed by the Company and a charge of 0.20% on an annual basis for administrative expenses of the separate account.

Distribution Fee: This fee applies for the first ten contract years only, a charge of 0.90% is assessed on an annual basis for distribution expenses.

Federal and State Payment Tax Charge: This charge is for the first contract year only, a charge of 1.50% is assessed on an annual basis for federal, state and local taxes.

Monthly Administration Charge: A monthly charge is assessed against the policy to cover administration of the policy.

Underlying Fund Expenses: The funds incur investment advisory fees and other expenses which are reflected in the variable account. The levels of fees and expenses vary among the funds.

Domestic & International Equity Market Overview

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1999: Booming technology and Internet stocks help drive the Dow and NASDAQ to record highs. Investors flock to large-cap stocks. The Fed hikes interest rates in an effort to slow the economy and prevent inflation.

2000: Technology stocks correct in U.S. and international markets. Losses stemmed somewhat by investments in other sectors. Technology rebounds but major indices finish down. Three interest rate hikes signal that inflation is still a concern.

The first six months of 2000 were an extremely volatile period in which U.S. and foreign equity markets closely tracked each other. The period began on a high note here and abroad with record high markets at the end of 1999 providing a positive beginning for the first year of a new century. The period ended, however, on a low note with the S&P 500 Stock Index returning -0.42% and the Morgan Stanley Capital International's EAFE Index returning -3.95%.

The markets in January got off to a good start when the doomsday prediction of computer systems catapulting global equity markets back to the year 1900 failed to materialize. The successful transition seemed to release pent-up demand for new technologies and investors poured money into high tech stocks. Demand was, and continues to be, high for wireless telecommunications services and products, whose backbone is semiconductors and specifically computer chips. Leading companies were Samsung Electronics (Korea), U.K.-based Vodaphone AirTouch, which claims the largest number of mobile phone subscribers in the world, and Nokia (Finland), the number one seller of mobile handsets.

Adding to the favorable investment climate was the fact that the major foreign countries were experiencing relative political and economic stability. Latin America, especially Mexico and Brazil, the Far East (except Japan), and Russia were turn- around stories from such events as the 1994 devaluation of Mexico's peso, the Asian debacle in 1997, and the 1998 default of the Russian gov-ernment. The increasing relative prosperity of many major countries, whose citizens had new money to spend, provided another boost to the global economy. A decline in the euro and in the yen did weaken returns denominated in U.S. dollars, however, exchange rate fluctuations did not have a significant impact on overall returns in the international funds due to currency hedging and diversification.

Japan was a notable exception to this scenario, and the only industrialized country reporting high unemployed and low consumer spending during the early part of the year. In fact, Japan was officially in a reces- sion according to data on gross domestic product in the last quarter of 1999.

Nevertheless, the robust economic growth meant increasing concern

2000 JAN

The new year sees the global markets function without the much-feared Y2K disruptions. Robust global growth continues amid rising interest rates. Japan is an exception.

[GRAPHIC]

FEB

[GRAPHIC]

Investors are still fascinated by technology, including the speculative Internet companies. The Federal Reserve raises short-term interest rates by .25%.

MAR

The technology-dominated NASDAQ starts its decline, with European and Asian stocks quickly following suit. Japan's economy officially falls back into a recession on news of a 1.4% decline in gross domestic product in the previous quarter. The Federal Reserve again raises short-term interest rates another
 .25%.

Domestic & International Equity Market Overview

about inflationary pressures. Central banks worldwide tried to allay con- cern by raising interest rates. In the United States, the Federal Reserve Board raised rates in early February, late March, and again in May.

Another concern was the growing awareness that many Internet stocks, considered a subsector of technology, were probably highly speculative and overvalued investments. The bursting of the Internet bubble seemed all but inevitable, however, huge numbers of investors, many of them day traders, continued to pour money into technology generally, and dot-coms specifically. With gas prices rising and greater need for more drilling and exploring, energy stocks were one of the few alterna- tives to technology that investors considered. Total Fina Elf (France) offered positive performance.

The bubble burst in March, with Internet stocks falling first. They took with them many of what global equity analysts call "TMT," technology, media, and telecommunication stocks. The NASDAQ stock index fell precipitously, and Europe's and Asia's technology-dominated equity markets quickly followed suit.

The effects of the steep decline of TMT worldwide were offset some what by investors moving into other sectors, including those representing the old economy. These were especially attractive for their stable, reasonable prices and predictable earnings. In fact, several global old economy, blue chip company stocks gained 20% to 30% toward the end of March. Value stocks offered another refuge during the technology sell-off. Especially attractive were the stocks of energy, basic materials, communications, industrials, cyclicals, healthcare, and some technology companies. Generally, careful stock selection across a range of industries helped stem losses in investment portfolios overweighted in technology.

Although in retrospect the sector rotation lasted a relatively short time, the market change was significant as only the second time in the preceding seven quarters when value stocks with their low price earnings ratios outperformed growth stocks. Additionally, the rotation out of technology helped to weed out "concept" stocks with big ideas but small revenues and no profits from more mainstream new economy stocks. For example, although new economy stocks Nokia* and Vodaphone AirTouch* lost value during the technology rout, they had rebounded by the end of June.

In the third week of May the NASDAQ hit bottom and started to climb. Economic reports of rising unemployment and declining con- sumer spending likely reassured investors that growth was being controlled. The NASDAQ ended the first half of the year down 2.5%, but the broader S&P 500 Stock Index fared better, down only 0.5%. International equity indices showed a similar pattern, although with greater declines.

The global equity markets survived the period's volatility reasonably well, and looking ahead, continued growth offers the potential for good returns. And although the period's correction showed that technology can lead investors to the edge, technology also offers businesses in every industry the tools needed to increase productivity, reduce costs, and expand and penetrate markets. Counterbalancing this optimism for better earnings and profits leading to higher share prices are the inevitable inflationary pressures. Equity markets will be watching to see if monetary policy can forestall inflation without pushing the economy toward a recession.

*These are examples only and not representative of any particular portfolio holdings.

APR

Many investors flee technology and turn toward value investing. Select old economy, blue chip stocks are up. Consumer spending rises only 0.2% suggesting growth is slowing.

[GRAPHIC]

MAY

[GRAPHIC]

NASDAQ starts to recover after hitting bottom. Unemployment rate rises 4.1% from its 30-year low of 3.9% in April, possibly indicating the economy is cooling down. The Federal Reserve again raises short-term interest rates, but this time by .50%, its sixth such action over the past 12 months.

JUN

The period ends mostly down, with skilled stock selection helping to stem portfolio losses. The NASDAQ, in spite of a 30% drop mid period, recovers to end the first half of 2000 down only 2.5%. The Federal Reserve decides against raising interest rates.

Select Emerging Markets Fund

The Select Emerging Markets Fund returned -10.71% for the first half of 2000, underperforming its benchmark, the MSCI Emerging Markets Free Index, which returned -7.99%

After the strong end to 1999, Emerging Markets consolidated during the first few months of 2000. Upgrades to economic and earnings numbers helped them to offset the negative effect of rising interest rates in developed markets, particularly in the U.S. The global strength of technology stocks was a major contributor to performance in markets with a high concentration in this sector, notably Israel. Furthermore, business cycles and interest rates varied, with interest rates moving higher in Asia and generally falling in Latin America.

During the second quarter, Emerging Market performance was driven by perception about the direction of the U.S. economy and interest rates. Volatility in the developed markets caused Emerging Markets to underperform due to the high proportion of technology stocks and the fact that higher risk assets tend to suffer during periods of uncertainty. Performance towards the end of the period improved, however, as U.S. economic data suggested the economy was slowing and may achieve a soft landing.

The Fund's manager reduced the portfolio's exposure to Mexico given its high degree of integration with the U.S. economy. The manager continues to favor Brazil, where interest rates are expected to fall further and valuations are compelling. The Fund remains overweight in Taiwan, which is relatively defensive despite its high technology weighting. A major position in computer hardware stocks in Taiwan and South Korea have benefited Fund performance, as there is currently a global shortage of components. The manager remains underweight in Europe, Middle East, Africa, particularly in Greece and South Africa.


Investment Sub-Adviser
Schroder Investment Management North America Inc.


About the Fund
Seeks long-term growth of capital by investing in the world's emerging markets.


Portfolio Composition

As of June 30, 2000, the country allocation of net assets was:

                                    [GRAPH]
South Korea    14%
Taiwan         14%
Mexico         10%
Brazil         10%
India           7%
South Africa    6%
Hong Kong       6%
Turkey          5%
Israel          5%
Other          23%

Average Annual Total Returns

Years ended June 30, 2000                  1 Year    5 Years   Life of Fund

Select Emerging Markets Fund               11.19%      N/A        6.60%
MSCI Emerging Markets Free Index            9.48%     0.99%       5.11%
Lipper Emerging Markets Funds Average      15.81%     2.93%       4.96%

                    Growth of a $10,000 Investment Since 1998

                                    [GRAPH]

           Select Emerging Markets Fund         MSCI Emerging Markets Free Index

Feb-98                10,000                                 10,000
Dec-98                 7,854                                  7,584
Dec-99                13,016                                 12,622
Jun-00                11,622                                 11,614

The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Funds Average is a non-weighted average of 186 funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risks not associated with domestic investments. Investments in emerging markets may expose investors to heightened risks.

Select Aggressive Growth Fund

The Select Aggressive Growth Funded returned 1.65% for the first half of the year, underperforming its benchmark, the Russell 2500 Growth Index, which returned 5.69% for the same period.

Uncertainty about the market's short-term direction contributed to volatility during the period. At the period's mid-point, technology and small- and mid-cap growth stocks, as measured by relevant indexes, showed declines, only to recover in June. Economic reports issued during that month helped allay investor concerns about inflation, and the Federal Reserve's decision to not raise short-term rates late in the month was welcome news. Uncertainty about future increases prevailed, however.

The portfolio underperformed the Index during the first quarter and outperformed it during the second. Stocks in the technology sector, the largest sector in the Fund, hurt performance the most. Within the sector, semiconductor and computer/office automation industries stocks declined. Also stocks in the financial services and utilities sectors performed poorly. The relatively small allocation to the better performing producers/manufacturing products sector was another negative factor. Select issues in technology, particularly software and semiconductor/electronic component companies, helped performance. Similarly, some pharmaceutical and medical supply stocks rose within the health care sector, as did some commercial/ industrial services stocks.

The outlook for growth stocks remains encouraging, and the Fund's manager believes that its approach will respond well to market changes affecting the investment climate. The focus of the portfolio will continue to be on stocks whose earnings suggest positive change that can be sustained.

                          Average Annual Total Returns

Years ended June 30, 2000                1 Year     5 Years      Life of Fund

Select Aggressive Growth Fund              24.32%     20.39%       19.59%
Russell 2500 Index                         18.34%     17.03%       17.00%
Lipper Capital Appreciation Funds Average  29.28%     20.48%       16.70%

                    Growth of a $10,000 Investment Since 1992

                                    [GRAPH]

                 Select Aggressive Growth Fund        Russell 2500 Index

21-Aug-92                    10,000                         10,000
31-Dec-92                    11,985                         11,554
31-Dec-93                    14,324                         13,466
31-Dec-94                    13,993                         13,323
31-Dec-95                    18,511                         17,547
31-Dec-96                    21,944                         20,886
31-Dec-97                    26,049                         25,974
31-Dec-98                    28,801                         26,072
31-Dec-99                    39,995                         32,379
  6/30/00                    40,655                         34,221

The Select Aggressive Growth Fund as a portfolio of the Allmerica Investment
Trust

Portfolio composition will vary over time.

Past performance is not guarantee of future results Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is aa non-weighted average of 297 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatitlity than investments in larger capitalization stocks.

Investment Sub-Adviser
Nicholas-Applegate Capital Management, L.P.

About the Fund
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Electronics                      19%
Computer Software & Processing   12%
Pharmaceuticals                  10%
Communications                    7%
Computers & Information           7%
Medical Supplies                  7%
Commercial Services               5%
Oil & Gas                         5%
Retailers                         4%
Other                            24%

Select Capital Appreciation Fund

The Select Capital Appreciation Fund returned 5.80% for the first half of the year, slightly outperforming its benchmark, the Russell 2500 Index, which returned 5.69%.

Investors continued to be concerned about ongoing interest rate increases. The Federal Reserve's rate hikes in February and March likely contributed to the severe correction in the dominant technology sector. After a third rate increase in May, the economy began to show signs of a slowdown. Satisfied that the interest rate increases were having the desired effect, the Federal Reserve decided to forego another rate hike at their June meeting. As a result, investors left retailing and other cyclical stocks and returned to high technology stocks. Amid these gyrations, mid-cap stocks rose, ultimately outperforming both large- and small-cap stocks over the period.

The portfolio performed slightly better than its stated benchmark, but slightly to moderately worse than other mid-cap measures. Two reasons were lower weightings in technology stocks relative to the benchmark and the Fund's relative value focus in an environment where growth stocks were favored. The best performers were certain stocks in the electronics and drug sectors, while the worst performers were certain stocks in the leisure, diversified services, and electronics sectors. Holdings in the electronics sector were increased based on expected high demand.

The outlook for mid-cap stocks, particularly in neglected sectors, is positive, provided the shift toward earnings-at-a-reasonable price and away from growth-at-any-price is sustained. Mid-cap investing requires the patience to wait for rising earnings and for price surges that result when mid-size companies are courted by large companies looking for growth opportunities. The manager believes, however, that a disciplined investment approach applied to a diversified portfolio should reward the Fund with the potential for attractive returns over time.

Investment Sub-Adviser
T. Rowe Price Associates, Inc.

About the Fund
The Fund seeks to construct a diversified portfolio of mid-cap growth stocks selling at a reasonable price.

Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing   14%
Electronics                      12%
Pharmaceuticals                  11%
Commercial Services               8%
Retailers                         8%
Telephone Systems                 6%
Financial Services                6%
Oil & Gas                         6%
Medical Supplies                  4%
Other                            25%


                          Average Annual Total Returns

Years ended June 30, 2000                      1 Year     5 Years  Life of Fund

Select Capital Appreciation Fund               18.37%     18.27%       20.54%
Russell 2500 Index                             18.34%     17.03%       17.98%
Lipper Capital Appreciation Funds Average      29.28%     20.48%       21.30%


                    Growth of a $10,000 Investment Since 1995

                                    [GRAPH]

               Select Capital Appreciation Fund        Russell 2500 Index

 4/28/95                     10,000                          10,000
12/31/95                     13,956                          12,176
12/31/96                     15,184                          14,493
12/31/97                     17,352                          18,023
12/31/98                     19,760                          18,091
12/31/99                     24,819                          22,464
 6/30/00                     26,259                          23,742


The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 287 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Value Opportunity Fund

The Select Value Opportunity Fund returned 9.95% for the first half of the year, outperforming its benchmark, the Russell 2500 Index, which returned 5.69% for the same period.

By the end of the period, the Federal Reserve's interest rate increases seemed to have slowed the economy. Evidence of a slowdown included decreasing auto and home sales and rising unemployment. From a market perspective, investors lost their affection for the brand recognition and potential high revenues associated with Internet or "e-tailing" companies, turning instead to strong corporate earnings typical of companies with positive cash flows, good management of working capital, and controlled debt costs. At the beginning of the second quarter, value stocks outperformed growth stocks for only the second time in the last seven quarters.

The Fund's best performance came from insurance companies that took advantage of industry trends such as consolidation and pricing changes. Holdings in a range of other industries--publishing, consumer nondurables, medical equipment--also helped. Hurting performance were disappointing earnings from a tax services provider and a printer component supplier. New stocks to the portfolio were an additional publishing firm and a wire/cable manufacturer, both of which should benefit also from growing demand.

Looking ahead, investors seem to be hoping for growth rates high enough to avoid recession but low enough to prevent inflation. During the rest of 2000, the Fund's manager will continue to focus on finding attractively-priced small- and mid-cap companies with good balance sheets, strong management teams, and products and services in demand by large markets.

                         Average Annual Total Returns

Years ended June 30, 2000                  1 year   5 years    Life of Fund

Select Value Opportunity Fund              (0.69%)   13.75%       12.23%
Russell 2500 Index                         18.34%    17.03%       16.07%
Lipper Small Company Growth Funds Average  31.06%    18.07%       16.43%

                    Growth of a $10,000 Investment Since 1993

                                    [GRAPH]

             Select Value Opportunity Fund        Russell 2500 Index

 4/30/93                 10,000                         10,000
12/31/93                 11,774                         11,454
12/31/94                 11,007                         11,333
12/31/95                 12,944                         14,925
12/31/96                 16,637                         17,765
12/31/97                 20,772                         22,093
12/31/98                 21,783                         22,177
12/31/99                 20,797                         27,542
 6/30/00                 22,866                         29,109


The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 792 small company funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility and business risk than investments in larger capitalization stocks.

Investment Sub-Adviser
Cramer Rosenthal McGlynn, LLC

About the Fund
Invests in attractively valued small- to mid-sized companies believed to have above-average potential for capital appreciation.

                              Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Insurance                        16%
Oil & Gas                        10%
Computer Software & Processing    9%
Commercial Services               8%
Medical Supplies                  6%
Retailers                         5%
Electric Utilities                4%
Heavy Machinery                   4%
Electronics                       3%
Beverages, Food & Tobacco         3%
Communications                    3%
Other                            29%

T. Rowe Price International Stock Portfolio

The T. Rowe Price International Stock Portfolio returned -4.73% for the first half of the year, underperforming its benchmark, the Morgan Stanley Capital International's EAFE Index, which returned -3.95% for the same period.

During the period, the international markets, particularly in the Pacific (excluding Japan) and Latin America, suffered from concerns about rising interest rates and U.S. market volatility. Heavy stock issuance detracted from international returns, yet with the exception of Japan, global economic growth was robust.

Within the Portfolio, individual stock selection and sector weightings hurt performance. Snagged in the second quarter's market correction, the telecommunications and media sectors were the dominant negative contributors. The manager took advantage of the market correction by increasing positions in established telecom companies and leaders in the telecom infrastructure industry. Although many telecommunications companies lost value during the correction, the manager believes this sector offers a worldwide potential of relatively untapped global markets.

Due to its vast potential, the Portfolio participated in an IPO of a wireless service company based in Hong-Kong.

Looking ahead, the global market is likely to be affected by two related trends: consolidation among new economy stocks, especially Internet-related stocks; and volatility, which was masked by the U.S. market's broadening late in the quarter. If the U.S. economy continues to slow down, the relative prospects for international markets, especially those dominated by the euro currency, may improve. The Portfolio's manager believes Latin America offers some promise, but that many Asian markets will require greater economic and business reforms to attract and keep foreign investment. In such an environment, stock selection and attention to corporate revenue and earnings growth could out- weigh country and sector considerations as the manager seeks long-term growth within a highly diversified portfolio.

Investment Adviser
Rowe Price-Fleming International, Inc.

About the Fund
The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

                             Portfolio Composition

As of June 30, 2000, the country allocation of net assets was:

                                    [GRAPH]

Europe           60%
Japan            19%
Pacific Rim      10%
Latin America     4%
Other & Reserves  7%

                         Average Annual Total Returns

Years ended June 30, 2000               1 Year     5 Years      Life of Fund

T. Rowe Price International Stock
  Portfolio                             22.38%     13.25%          11.46%
Morgan Stanley EAFE Index               17.45%     11.63%          10.43%
Lipper International Funds Average      24.48%     13.16%          10.71%

                    Growth of a $10,000 Investment Since 1994

                                    [GRAPH]

                      T. Rowe Price
               International Stock Portfolio        Morgan Stanley EAFE Index

3/31/94                   10,000                             10,000
6/30/95                   10,573                             10,724
6/30/96                   12,340                             12,185
6/30/97                   14,490                             13,790
6/30/98                   15,220                             14,670
6/30/99                   16,093                             15,832
6/30/00                   19,693                             18,594


Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 653 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risks not associated with domestic investments.

Select International Equity Fund

The Select International Equity Fund returned -1.31% for the first half of the year, outperforming its benchmark, the Morgan Stanley Capital International EAFE Index, which returned -3.95% for the same period.

During the period, the average international stock fund performed poorly in a volatile global equity market. In the first quarter, the U.S. and U.K. markets especially struggled with interest rate rises and a bias toward overvalued stocks and away from stocks of quality companies trading at low multiples relative to their growth rate.

Within the portfolio, holdings in companies within the Healthcare Needs theme were the strongest positive contributors overall.

Specifically, two drug companies oriented to genetic research reported positive earnings; these earnings in turn were strengthened by industry alliances formed to accelerate product development. The Fund also benefited from holding a company within the Growth in Financial Services theme, as its management convinced the market of the effectiveness of its global strategy. A third theme, Restructuring Opportunities, identified a technology company that modified its management approach to take advantage of growing demand worldwide for computer chips.

Negatively affecting performance were holdings within the Telecommunications theme. Although the market rotated out of telecommunications toward the end of the period, the Fund's manager believed that large cellular phone companies should experience strong, long-term growth as they continue to penetrate global markets. An example was Vodafone Airtouch (4.8%), the Fund's largest holding, which became the largest cellular operator in the world after its acquisition of Mannesmann.

For the remainder of 2000, the Fund's value-driven strategy employed within a thematic framework should allow the manager to take advantage of global economic growth. Any positive forecast, however, should be viewed against a backdrop of further potential interest rate increases and high stock market ratings.

                         Average Annual Total Returns

Years ended June 30, 2000             1 Year       5 Years      Life of Fund

Select International Equity Fund      21.55%       16.13%       13.93%
Morgan Stanley EAFE Index             17.45%       11.63%       10.07%
Lipper International Funds Average    24.48%       13.16%       10.82%

                   Growth of a $10,000 Investment Since 1994

                                    [GRAPH]

            Select International Equity Fund    Morgan Stanley EAFE Index

  5/2/94                  10,000                         10,000
12/31/94                   9,651                         10,008
12/31/95                  11,545                         11,164
12/31/96                  14,078                         11,874
12/31/97                  14,733                         12,118
12/31/98                  17,161                         14,582
12/31/99                  22,643                         18,565
 6/30/00                  22,346                         17,832


The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 653 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risk not associated with domestic investments.

Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

                             Portfolio Composition

As of June 30, 2000, the country allocation of net assets was:

                                    [GRAPH]

United Kingdom   26%
Japan            17%
Netherlands      12%
France           11%
Switzerland       9%
Australia         4%
Germany           4%
Other            17%

Fidelity VIP Growth Portfolio

Fidelity Growth Portfolio returned 5.11% for the first half of the year, outperforming both the Lipper Growth Funds Average return of 3.04% and the Russell 3000 Growth Index return of 4.05%.

The Portfolio's strong performance to date can be attributed to both astute stock selection and sector allocation. Throughout both first and second quarter, overexposure to the energy sector benefited performance due to rising crude oil prices. First quarter's weak stock selection in health care strengthened and offset any disadvantages of a lesser allocation to this leading sector in the second quarter.

While a lesser allocation to technology hampered performance in the first quarter, it helped results in the second, as investors reassessed prospects within the technology sector in an environment of rising interest rates.
Still, the Portfolio's technology holdings fared better than the overall sector in the second quarter.

Stock selection continued to focus on companies with better than average earnings growth potential and discounted valuations relative to the stock market. By the end of the second quarter, the Portfolio had approximately 43% of its assets in technology, which represents an underexposure relative to the benchmark. Health care and finance are the next biggest sectors with an underexposure in the former and greater allocation in the latter. Health care and nondurables positions were increased while the technology and telecommunications positions decreased.

Investment Adviser
Fidelity Management & Research Company

About the Fund
The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

                             Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

          Technology  43%
              Health  15%
             Finance   8%
     Media & Leisure   7%
           Utilities   7%
              Energy   4%
        Non-Durables   4%
  Retail & Wholesale   4%
Industrial Machinery   3%
               Other   5%

                         Average Annual Total Returns

Years ended June 30, 2000          1 Year          5 Years       10 Years

Fidelity VIP Growth Portfolio      26.26%          25.56%        20.08%
Russell 3000 Growth                25.86%          27.44%        19.48%
Lipper Growth Funds Average        19.61%          21.69%        16.20%

                   Growth of a$10,000 Investment Since 1990

                                    [GRAPH]

                 Fidelity VIP Growth Portfolio      Russell 3000 Growth

6/30/90                      10,000                       10,000
6/30/91                       9,749                       10,930
6/30/92                      11,517                       12,387
6/30/93                      15,085                       13,596
6/30/94                      14,583                       13,569
6/30/95                      19,976                       17,647
6/30/96                      24,191                       22,531
6/30/97                      28,523                       28,957
6/30/98                      36,862                       37,527
6/30/99                      49,384                       47,126
6/30/00                      62,347                       59,318


Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Growth Funds Average is a non-weighted average of 1,270 funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products Fund.

Select Growth Fund

The Select Growth Fund returned -2.50% for the first half of the year, underperforming its benchmark, the S&P 500 Index, which returned -0.42% for the same period.

Preceded by a year ending with markets at record highs, this period was characterized by growth stocks continuing to lead value stocks. What did change was the size of companies the market preferred: By the end, small-cap stocks had given way to relatively stable large-cap stocks. More importantly, the booming technology sector suffered extreme volatility, declined significantly, and finished the second quarter at a loss. This decline occurred as the Federal Reserve continued to raise interest rates to control growth. In late June, however, a slowdown in retail sales and other indications of a cooling economy enabled the Fed to forgo another rate hike.

The underperformance of the portfolio was, in part, a result of an overweighting in technology. Although technology benefited the portfolio during the first quarter, it punished the portfolio in the second. Small positions in the basic materials sector also hurt performance, while overall strong stock selection somewhat offset these negatives.

Looking ahead, the Fund's manager will monitor market volatility especially among stocks appearing over- or undervalued. High energy prices are likely to exert some inflationary pressure. Market participants, in the manager's opinion, expect at least one more rate change before year-end.

Given a generally positive outlook of moderating growth with low inflation, the Fund's manager is likely to focus on communications equipment, semiconductors, and software in the technology sector, and entertainment, cable programming, media, and household products in consumer staples. Although the manager intends to underweight financial and capital goods, certain subsectors within them may present buying opportunities.

                          Average Annual Total Returns

Years ended June 30, 2000          1 Year          5 Years      Life of Fund

Select Growth Fund*                15.68%          24.17%          18.82%
S&P 500(R) Index                    7.25%          23.80%          19.90%
Lipper Growth Funds Average        19.61%          21.69%          18.27%

                    Growth of a $10,000 Investment Since 1992

                                    [GRAPH]

               Select Growth Fund     S&P 500* Index

Aug-92               10,000               10,000
Dec-92               11,125               10,627
Dec-93               11,219               11,698
Dec-94               11,051               11,853
Dec-95               13,768               16,307
Dec-96               16,799               20,051
Dec-97               22,522               26,715
Dec-98               30,503               34,356
Dec-99               39,642               41,571
Jun-00               38,651               41,396


The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is not guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Funds Average is a non-weighted average of 4,270 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Putnam Investment Management, Inc.

About the Fund
Seeks long term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

                            Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing    10%
Electronics                       10%
Pharmaceuticals                   10%
Computers & Information            8%
Industrial - Diversified           8%
Telephone Systems                  6%
Media-Broadcasting & Publishing    6%
Communications                     6%
Oil & Gas                          6%
Banking                            5%
Other                             25%

Select Strategic Growth Fund

The TCW Investment Management Company assumed management of the Select Strategic Growth Fund on April 1, 2000 with a change in investment focus from large-cap to small-cap companies. The Fund returned -1.73% for the first half of the year, underperforming the S&P 500 Index, which returned -0.42% and its new benchmark, the Russell 2000 Index, which returned 3.03%.

During the period, the equity market reacted to overvalued stock prices and the Federal Reserve's series of interest rate increases. Concerns over the level at which higher interest rates would lower corporate profits contributed to investors selling to minimize losses.

By the end of June, the Federal Reserve decided, in the wake of economic reports of slowed growth, to not raise rates. The equity market, particularly growth stocks, rebounded accordingly.

Although the portfolio underperformed for the six months, there was some improvement from first to second quarter. In the first, technology holdings in particular suffered, although many technology stocks were sold because they had achieved price targets. Proceeds went mostly toward consumer staples. During the second quarter, the Fund's manager sold poor performers and upgraded the portfolio with some leading growth companies. Their weakened prices and lower capitalizations made them candidates for the Fund's small-cap focus.

Looking ahead, the portfolio may suffer in the short term from further interest rate increases, or, conversely, from signs of a recession. The Fund's management is nevertheless optimistic that performance from current holdings will benefit from continuing growth and from profits that exceed estimates posted by equity analysts. Additionally, management will focus on identifying companies with above-average growth prospects. Owning stock in well-managed small-cap companies with substantial growth prospects provides the potential for strong long-term investment results for the Fund.

Investment Sub-Adviser
TCW Investment Management Company*

About the Fund
Seeks to identify small companies with above-average growth prospects, believing that stock prices follow sustainable earnings growth over time.

                             Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Computers Software & Processing         27%
Commercial Services                     16%
Computer & Information                  12%
Communications                          12%
Electronics                              9%
Pharmaceuticals                          8%
Media Broadcasting & Publishing          4%
Other                                   12%

                         Average Annual Total Returns

Years ended June 30, 2000          1 Year          5 Years      Life of Fund

Select Strategic Growth Fund        1.34%            N/A            4.63%
S&P 500(R)Index                     7.25%           23.80%         16.55%
Russell 2000 Index*                14.33%           14.27%          9.20%
Lipper Small Company Growth
  Funds Average                    31.06%           18.07%          13.32%


                   Growth of a $10,000 Investment Since 1998

                                    [GRAPH]

              Select Strategic Growth Fund        S&P 500* Index

 2/20/98                  10,000                      10,000
12/31/98                   9,753                      12,038
12/31/99                  11,332                      14,571
 6/30/00                  11,136                      14,510


The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Small-Cap Funds Average is a non-weighted average of 792 small company funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*As of April 1, 2000, TCW Investment Management Company assumed sub-advisory responsibility for the Select Strategic Growth Fund. The asset class has changed from Growth to Aggressive Growth with a modified investment strategy that is entirely focused on small-cap growth stocks. The benchmark has been changed to the Russell 2000 Index, an unmanaged composite of 2000 small-cap stocks.

Select Growth and Income Fund

The Select Growth and Income Fund returned -1.49%, under-performing the S&P 500 Index, which returned -0.42% for the six-month period ended June 30, 2000.

The U.S. equity market erratically cycled between growth stocks and value stocks. While value stocks outperformed at the beginning of the second quarter, growth came back strong by the end of June.

During the first half of the year, individual security selection contributed to the Fund's overall performance, particularly within the computer hardware and semi-conductor sectors. The pharmaceuticals and capital markets sectors moved ahead as investors continued their rotation out of new economy stocks. Holdings within the technology sector held back performance primarily due to interest rate hikes by the Federal Reserve and subsequent corresponding stock price reductions. However, by June, the telecommunications and technology sectors rebounded, fueled by speculation that future tightenings by the Federal Reserve may be on hold.

The manager believes that the market may be transitioning from the strong momentum of 1999 to a more balanced environment. The surge in lower priced value stocks is an indication that the economy has cooled down, and that interest rate hikes are having the desired effect.

It is anticipated that the Federal Reserve will continue to closely monitor the economy, and may raise interest rates again during the second half of the year. The Fund will remain sector neutral relative to the benchmark, focusing solely on stock selection.

                         Average Annual Total Returns

Years ended June 30, 2000               1 Year     5 Years      Life of Fund

Select Growth and Income Fund            2.70%      18.13%         14.66%
S&P 500(R)Index                          7.25%      23.80%         19.90%
Lipper Growth & Income Funds Average     2.15%      17.45%         15.57%

                   Growth of a $10,000 Investment Since 1992

                                     [GRAPH]

                 Select Growth and Income Fund    S&P 500* Index

Aug-92                     10,000                     10,000
Dec-92                      9,989                     10,627
Dec-93                     11,025                     11,698
Dec-94                     11,105                     11,853
Dec-95                     14,473                     16,307
Dec-96                     17,550                     20,051
Dec-97                     21,501                     26,715
Dec-98                     26,032                     34,356
Dec-99                     29,678                     41,571
Jun-00                     29,236                     41,396

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Funds Average is a non-weighted average of 960 funds within the Growth and Income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
J. P. Morgan Investment Management Inc.

About the Fund
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

                            Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing   10%
Pharmaceuticals                  10%
Computers & Information           9%
Electronics                       7%
Oil & Gas                         6%
Telephone Systems                 6%
Industrial                        5%
Banking                           5%
Other                            42%

Fidelity VIP Equity-Income Portfolio


The Fidelity VIP Equity-Income Portfolio returned -2.67% for the first half of 2000, outperforming the Russell 3000 Value Index return of -3.57%.

Security selection in the financial sector contributed to performance during both the first and second quarters. Diversified sources of revenue mitigated the effect of rising interest rates that hurt the overall performance of the financial sector during the first half of the year. Portfolio holdings within the media and leisure sector contributed to equity performance during both quarters, as well.

Select holdings within the energy and health care sectors rebounded in the second quarter, taking the Portfolio from underperformance in the first quarter to outperforming the Index in the second quarter. The energy sector benefited from high oil and gas prices and an ongoing expense reduction program. Detracting from performance in the second quarter were select holdings in the aerospace and defense sector due to poor earnings results of one company that had recently completed a significant merger.

The Portfolio's sector focus remained essentially unchanged from the first quarter. Finance, energy, and utilities remained the Portfolio's top sectors. The manager is focused on individual equities across several industries that are attractive given the Portfolio's large-cap value orientation.

Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks reasonable income by investing primarily in income-producing equity securities.

                            Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Finance                  24%
Energy                   16%
Utilities                10%
Health                    8%
Media & Leisure           7%
Industrial Machinery      6%
Basic Industries          5%
Technology                5%
Non-Durables              4%
Aerospace & Defense       3%
Other                    12%

                         Average Annual Total Returns

Years ended June 30, 2000               1 Year       5 Years       10 Years

Fidelity VIP Equity-Income Portfolio    (8.20%)       14.29%        14.68%
Russell 3000 Value                      (8.41%)       17.19%        15.03%
Lipper Equity Income Funds Average      (5.32%)       14.31%        12.52%

                   Growth of a$10,000 Investment Since 1990

                                    [GRAPH]

             Fidelity VIP Equity-Income Portfolio      Russell 3000 Value

J-90                         10,000                         10,000
J-91                         10,339                         10,514
J-92                         12,387                         12,221
J-93                         15,121                         14,986
J-94                         16,267                         15,309
J-95                         20,173                         18,344
J-96                         24,625                         22,797
J-97                         30,944                         30,244
J-98                         37,646                         38,698
J-99                         42,862                         44,269
J-00                         39,349                         40,548


Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Average is a non-weighted average of 236 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products fund.

                                   OVERVIEW

Bond & Money Market Overview

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: Inflation concerns and a booming U.S. economy prompt the Federal Reserve to hike interest rates. Fixed income markets close the second half with the worst performing year ever.

2000: Bond investments suffer as a result of continued interest rate hikes by the Federal Reserve in an effort to stave off inflation.

Events occurred during the first six months of 2000, which led to one of the worst relative performances for corporate bonds, mortgage- and asset-backed securities, and agencies (spread sectors). However, by June signs of an economic slowdown began to emerge. Spread sectors rebounded as the Federal Reserve Board decided to forego another interest rate increase at its June meeting.

Taking center stage was the inversion of the yield curve at the start of the first quarter.Usually the longer a bond's maturity, the higher its yield. An inverted yield curve is a demonstration of the opposite where shorter bonds (with maturities of less than two years) produce higher yields. The yield curve began to invert as a result of low issuance of new investment grade bonds and the Treasury's quicker-than-expected announcement to buy back as much as$30 billion in bonds during this year alone. The Treasury's announcement took the market by surprise and investors promptly bid up the price of the longer maturity bonds, sending its yield below the Federal Funds rate by March. The yield on the long bond ended the first quarter at 5.84%.

The yield curve inversion gathered momentum in the first quarter as the Federal Reserve continued its efforts to slow down the economy by raising interest rates in February and March by a total of .50%. Lower yields on Treasury bonds caused corporate bonds, mortgage- and asset- backed securities, and agencies to underperform. Concerns about the future of the economy caused spread sectors to underperform as investors became unclear about future potential for revenue and earnings growth and the impact on coverage of interest cost. Taxable bond mutual funds saw over$30 billion in redemptions and overall asset allocation began to favor the equity market.

[GRAPHIC]
2000   JAN

Treasury announces buy back of $30 billion in bonds, sending bond prices up and yields down.

[GRAPHIC]
FEB

Federal Reserve raises interest rates by 0.25%. The yield curve begins to invert.

MAR

Federal Reserve raises interest rates again by 0.25%. Volatile conditions shut down issuance of investment grade bonds.

Bond & Money Market Overview

In the meantime, unusual events took place in the mortgage-backed securities market, affecting both agencies and mortgage-backed securities. Congressional scrutiny over Fannie Mac and Freddie Mac, two major government-sponsored enterprises, resulted in large-scale selling in the agencies and mortgage-backed securities market.

By March, volatile market conditions virtually shut down new issuance of investment grade bonds as investors' appetite for risk diminished. Supply and demand within the fixed income marked moved out of alignment causing corporates to underperform Treasuries by 227 basis points for the first quarter with March producing the second worst monthly performance for spread product since 1990.

The Federal Reserve Board raised interest rates again in May by an additional
 .50%, bringing the total tightening to 1.75% since June 1999. However, as the second quarter progressed, the economy began to show signs of a slowdown. Satisfied that interest rate hikes were beginning to have the desired effect, the Federal Reserve voted to hold off on any further rate increases at their June meeting.

Corporate bonds, mortgage- and asset-backed securities continued to dramatically underperform U.S. Treasuries through May. The inverted yield curve persisted as a result of the shrinking supply of U.S. Treasury securities and tightenings by the Federal Reserve. Positive yield spreads were offset by negative price returns as investment banks continued to diminish earnings volatility by reducing their exposure to spread product. As Treasuries rallied in response to the shrinking supply, spread sectors continued to underperform until June, when the economy began to show signs that it may be headed for a soft landing. Once the Federal Reserve decided to forego another interest rate hike, spread sector performance began to gain, finally outperforming like-duration Treasuries by 50 basis points at the end of the second quarter.

The Federal Funds rate remains at 6.50%, the highest level since January 1991. The goal of the Federal Reserve Board is to engineer a soft landing for the economy, which translates as a slowdown in growth without entering into a recession. The economy has begun to show signs of moderation. Retail sales have declined and consumer spending on big-ticket items has slowed. The outlook for spread sector performance is optimistic, especially if the Federal Reserve's tightening cycle is coming to a close. However, the preliminary growth rate for the annual gross domestic product stands at 5.2% as of June 2000. The Federal Reserve considers a rate of 3.5% to 4% to be as fast as the economy can growth without sparking inflation. The Federal Reserve remains cautious, and depending upon whether or not the economy shows more definitive signs of a slowdown, may consider another rate hike at their August meeting.

APR

Spread sectors continue to dramatically underperform U.S. Treasuries.

[GRAPHIC]
MAY

Federal Reserve raises interest rates by another 0.50% to 6.50%. The inverted yield curve persists as a result of the shrinking supply of U.S. Treasuries and continued rate hikes.

[GRAPHIC]
JUN

Federal Reserve votes to hold off on additional interest rate increases. Corporates and Mortgages outperform like-duration Treasuries due to signs of a slowing economy.

Fidelity VIP High Income Portfolio

The Fidelity VIP High Income Portfolio returned -4.93% in the first six months of the year, underperforming both the Merrill High Yield Master Index and the Lipper High Current Yield Funds Average, which returned -1.19% and -1.66%, respectively.

Deterioration in credit fundamentals negatively impacted holdings within the leisure sector for both the first and second quarters. Leisure holdings that experienced selling pressure included movie theater chains and a large operator of timeshare properties. Telecommunications, the Portfolio's largest sector, boosted performance in the first quarter due to strong merger and acquisition activity, restructurings, and robust demand for online data networking. However, by second quarter, an overweight position in telecommunications hurt performance. Volatility in the equity market and a reduced appetite for new issues within the telecommunications sector resulted in selling pressure across several classes of securities. Strong security selection within telecommunications slightly offset negative performance in the overall sector.

Other positive contributors included select holdings in the environmental and leisure sectors, particularly during the second quarter.

The Portfolio continues to hold the majority of its assets in "B"-rated credits with greater allocations to the telecommunications and cable sectors. By the end of the first half of 2000, cash pay securities represented 57.1% of assets with deferred pay credits totaling 34%. Telecom and Cable TV remain the two largest industry holdings, amounting to a combined 54% of total assets.

Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

                            Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Telecommunications          39%
Cable TV                    16%
Chemicals                    5%
Technology                   5%
Diversified Financials       4%
Environmental                4%
Health Care                  3%
Capital Goods                2%
Metals/Mining                2%
Paper                        2%
Other                       18%

                          Average Annual Total Returns

Years ended June 30, 2000                   1 Year     5 Years       10 Years

Fidelity VIP High Income Portfolio          (4.59%)     7.30%         11.98%

Merrill Lynch High Yield Master Index       (1.36%)     6.76%         10.43%

Lipper High Current Yield Funds Average     (0.77%)     6.42%          9.72%

                   Growth of a $10,000 Investment Since 1990

                                    [GRAPH]

          Fidelity VIP High Income Portfolio   Merrill Lynch High Yield Master

6/30/90                  10,000                            10,000
6/30/91                  11,826                            11,296
6/30/92                  15,481                            14,043
6/30/93                  18,387                            16,449
6/30/94                  19,485                            16,929
6/30/95                  21,802                            19,450
6/30/96                  25,189                            21,274
6/30/97                  28,832                            24,319
6/30/98                  33,013                            27,092
6/30/99                  32,508                            27,344
6/30/00                  30,985                            26,972


Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper High Current Yield Funds Average is a non-weighted average of 351 funds that seek high current yield from fixed income securities. The Merrill Lynch High Yield Master is a market capitalization weighted index of all domestic and Yankee high-yield bonds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products fund.

Please note that the Portfolio's unit price may be volatile due to the nature of the high-yield bond marketplace. Prices of high-yield bonds tend to be more sensitive to individual company and economic factors, rather than changes in interest rates.

Select Income Fund

The Select Income Fund returned 3.22% for the first half of the year, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.98% for the same period.

During the period, the overall bond market witnessed the Federal Reserve's series of short-term interest rate increases, the historic surplus in the Federal budget resulting in a Treasury bond buyback program and fewer new bond issues, and a slowing domestic economy. These factors variously affected the portfolio's holdings of intermediate maturity (2 to 10 years), 30-year Treasury, and mortgage-backed securities, and of corporate bonds.

Intermediate maturity bond, which dominated the portfolio, negatively affected performance. Usually the longer a bond's maturity, the higher its yield. During the period, however, the opposite occurred: Shorter bonds (with maturities of less than 2 years) produced higher yields, a phenomenon called the "inverted yield curve." Corporate bond holdings also negatively affected performance due to investor concerns about higher interest rates, possible earnings and growth disappointments, and defaults. Strong performance by mortgage-backed securities and Treasuries helped returns. Over the period the Fund's manager changed its sector allocations.

At the beginning of the year, the portfolio's major allocations were, in descending order, corporates, mortgages, and Treasuries. By the end of the first half, mortgages dominated, followed by lower allocations to corporates and Treasuries.

Effective July 1, 2000, the Select Income Fund will be combined with the Select Investment Grade Income Fund. Allmerica Asset Management, Inc. will assume sub-advisory responsibility for the resulting fund.

                          Average Annual Total Returns

Years ended June 30, 2000               1 Year     5 Years      Life of Fund

Select Income Fund                       3.55%      5.50%          5.60%
Lehman Brothers Aggregate Bond Index     4.56%      6.25%          6.45%
Lipper Intermediate Investment
 Grade Funds Average                     3.42%      5.35%          5.83%

                   Growth of a $10,000 Investment Since 1992

                                    [GRAPH]

             Select Income Fund        Lehman Brothers Aggregate Bond Index

 8/21/92           10,000                            10,000
12/31/92           10,062                            10,145
13/31/93           11,164                            11,134
12/31/94           10,626                            10,809
12/31/95           12,428                            12,805
12/31/96           12,840                            13,270
12/31/97           14,018                            14,553
12/31/98           14,975                            15,817
12/31/99           14,863                            15,684
 6/30/00           15,342                            16,310


The Select Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 284 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Standish, Ayer & Wood, Inc.

About the Fund
The Fund seeks above-average income from corporate bonds, mortgages and securities issued by the U.S. Government.

                              Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                     [GRAPH]

U.S. Gov't Agency Mortgage-backed Securities   42%
Corporate Notes and Bonds                      36%
U.S. Gov't & Agency Obligations                11%
Asset-backed Securities                        10%
Other                                           1%

Money Market Fund

The Money Market Fund returned 3.02% for the first half of the year, outperforming its benchmark, the iMoneyNet, Inc. Index*, which returned 2.71% for the same period.

During the period, the bond market saw one of the worst relative performances ever recorded. Early in the year the yield curve, where long-term rates usually exceed short-term rates, began to invert. Long-term Treasury yields declined in response to the Treasury's buyback program and curtailment of the issue of new Treasuries. This, in combination with the Federal Reserve's continued interest rate hikes contributed to the yield curve inversion. Federal Reserve policymakers acted on concerns about inflation, the trade deficit, and the effect of rising personal wealth on consumer spending and borrowing.

During the first quarter, the Fund benefited from an increase in floating note rates. Such notes have variable rates, which reset periodically and enable the Fund to more fully participate in higher interest rates. Strong consumer spending, especially in housing and cars, coupled with job growth favored supply of these notes. In the second quarter, inflation fears lessened somewhat when the Federal Reserve decided against raising rates, and the Fund's manager increased holdings of corporate notes with longer maturities and commercial paper characterized by flexibility and safety and issued by top-rated firms. Those positions, along with government agency securities and repurchase agreements, which have shorter maturities, were included to maximize liquidity for the portfolio.

For the remainder of 2000, the Fund's manager will maintain these core holdings, considering possible reallocations if interest rate policies appear to have effected a slowdown in economic growth.

* Formerly IBC Donoghue, this represents a name change only.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income for investors while preserving capital and liquidity.

                              Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Corporate Notes                   47%
Commercial Paper                  30%
U.S. Gov't & Agency Obligations    7%
Municipal                          5%
Other                             11%

                         Average Annual Total Returns

Years ended June 30, 2000              1 Year       5 Years      10 Years

Money Market Fund                       5.73%        5.51%         5.15%
iMoneyNet, Inc.*                        5.16%        4.97%         4.67%
Lipper Money Market Funds Average       5.06%        4.91%         4.68%

*Formerly IBC Donoghue, this represents a name change only.

                       Average Yield as of June 30, 2000

Money Market Fund 7-Day Yield                                      6.51%

                   Growth of a $10,000 Investment Since 1990

                                    [GRAPH]

                     Money Market Fund        iMoneyNet, Inc.

 6/30/90                  10,000                  10,000
12/31/90                  10,399                  10,374
12/31/91                  10,995                  10,963
12/31/92                  11,411                  11,328
12/31/93                  11,753                  11,626
12/31/94                  12,175                  12,055
12/31/95                  12,886                  12,711
12/31/96                  13,576                  13,332
12/31/97                  14,255                  13,999
12/31/98                  15,040                  14,693
12/31/99                  15,821                  15,365
 6/30/00                  16,299                  15,781


The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. iMoneyNet, Inc. is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of 364 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                          Select Emerging Markets Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Value
     Shares                                                       (Note 2)

----------------------------------------------------------------------------
 COMMON STOCKS - 87.3%
             Argentina - 1.1%
      4,439  Banco de Galicia SA, Sponsored ADR                  $    65,753
      8,233  PC Holdings SA                                          150,767
     76,100  Telecom Argentina Stet - France Telecom SA,
             Class B                                                 418,778
                                                                 -----------
                                                                     635,298
                                                                 -----------
             Brazil - 9.0%
      8,900  Aracruz Celulose SA, Sponsored ADR                      171,881
     12,800  Cia Cervejaria Brahma, ADR                              217,600
     34,800  Cia Paranaense Enernergia-Copel, Sponsored ADR          324,075
     12,900  Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar, GDR                                             414,412
     20,900  Compania Vale Do Rio Doce, Sponsored ADR                588,552
  2,302,500  Eletropaulo Metropolitana - Electricidade de Sao
             Paulo SA                                                160,945
     33,300  Embratel Partipacoes SA, ADR                            786,712
      4,000  Petroleo Brasileiro SA                                  116,315
     26,200  Petroleo Brasileiro SA, Sponsored ADR                   791,541
      9,500  Tele Celular Sul Participacoes SA, ADR                  694,094
      3,600  Tele Centro Sul Participacoes SA, ADR*                  162,900
     30,384  Tele Norte Leste Participacoes SA, ADR                  714,024
      2,100  Telecomunicacoes Brasileiras SA, ADR*                        47
      5,100  Telesp Celular Participacoes SA, ADR                    228,862
      8,400  Ultrapar Participacoes SA                                83,475
                                                                 -----------
                                                                   5,455,435
                                                                 -----------
             Chile - 2.0%
     11,400  Banco Santiago ADR                                      203,775
     18,300  Cia de Telecomunicaciones de Chile SA                   331,687
     11,600  Compania Cerveceri AS Unibas SA, ADR                    263,175
      6,400  Distribucion y Servicio, ADR                            111,200
      4,000  Empresa Nacional de Electricidad SA*                     44,250
      7,711  Enersis SA, Sponsored ADR*                              153,738
     13,200  Quinenco SA, ADR                                        128,700
                                                                 -----------
                                                                   1,236,525
                                                                 -----------
             Czech Republic - 0.4%
     43,100  Ceske Energeticke Zavody AS                             113,323
      7,040  Cesky Telecom AS*                                       117,805
          1  Komercni Banka AS*                                            7
                                                                 -----------
                                                                     231,135
                                                                 -----------
             Egypt - 0.3%
      4,960  Egyptian Co. for Mobile Services*                       163,715
                                                                 -----------
             Greece - 2.0%
      6,705  Alpha Credit Bank SA                                    265,147
     25,970  Hellenic Telecommunication Organization                 634,078
      4,144  National Bank of Greece SA                              164,402
      5,860  STET Hellas Telecommunications SA, ADR*                 116,467
                                                                 -----------
                                                                   1,180,094
                                                                 -----------

                                                                      Value
     Shares                                                         (Note 2)

------------------------------------------------------------------------------
             Hong Kong - 6.3%
    108,000  China Resources Enterprise, Ltd.                      $   129,535
    184,000  China Telecom, Ltd.                                     1,622,733
    726,000  China Unicom Limited*                                   1,541,298
    528,000  Founder Holdings Limited*                                 235,382
    276,000  Legend Holdings Limited                                   267,306
                                                                   -----------
                                                                     3,796,254
                                                                   -----------
             Hungary - 1.5%
      1,280  BorsodChem Rt.                                             39,706
     12,550  Matav Rt., Sponsored ADR                                  432,191
     12,390  MOL Magyar Olaj, GDR                                      171,502
      4,725  OTP Bank Rt., GDR                                         247,331
                                                                   -----------
                                                                       890,730
                                                                   -----------
             India - 3.4%
     20,000  Icici Bank Ltd.*                                          290,000
        660  Infosys Technologies, Ltd., ADR                           116,985
     31,700  Mahanagar Telephone Nigam, Ltd., GDR                      322,944
     15,000  Ranbaxy Laboratories, Ltd., Sponsored GDR                 243,750
      4,000  Reliance Industries, Ltd., GDR (a)                         84,000
     61,000  Videsh Sanchar Nigam, Ltd., GDR                           991,083
                                                                   -----------
                                                                     2,048,762
                                                                   -----------
             Indonesia - 0.6%
    119,500  PT Hanjaya Mandala Sampoerna Tbk                          173,645
    162,000  PT Indofoods Sukses Makmur Tbk*                            88,501
    352,780  PT Telekomunikasi Indonesia                               124,108
                                                                   -----------
                                                                       386,254
                                                                   -----------
             Israel - 5.0%
    313,320  Bank Hapoalim                                             909,693
    135,640  Bank Leumi Le-Israel*                                     280,395
     13,000  Blue Square-Israel, Ltd., ADR*                            130,000
      3,720  Check Point Software Technologies Ltd.*                   787,710
      2,960  ECI Telecommunications, Ltd., ADR                         105,820
      1,480  Gilat Satellite Networks, Ltd.*                           102,675
      1,640  NICE Systems, Ltd.*                                       126,588
      3,600  Scitex Corp., Ltd.*                                        39,825
      9,520  Teva Pharmaceutical Industries, Ltd., Sponsored ADR       527,765
                                                                   -----------
                                                                     3,010,471
                                                                   -----------
             Luxembourg - 0.2%
      9,600  Quilmes Industrial, ADR                                   106,800
                                                                   -----------
             Malaysia - 3.7%
     99,000  AMMB Holdings Berhad                                      330,878
    148,000  Digi Swisscom Berhad*                                     270,692
     78,000  Genting Berhad                                            287,375
     40,000  Malayan Banking Berhad                                    162,108
      9,000  Resorts World Berhad                                       24,632
     80,000  Telekom Malaysia Berhad                                   275,800
    183,000  Tenaga Nasional Berhad                                    597,166
    135,000  United Engineers (Malaysia)*                              275,333
                                                                   -----------
                                                                     2,223,984
                                                                   -----------

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Emerging Markets Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                Value
     Shares                                                   (Note 2)

------------------------------------------------------------------------
             Mexico - 10.4%
     31,000  Carso Global Telecom*                           $    88,229
     16,812  Cemex SA                                            392,981
     33,596  Cemex SA de CV                                      156,746
    268,400  Cifra SA de CV, Series C                            616,568
    101,900  Consorcio ARA SA*                                   120,150
    114,600  Fomento Economico Mexicano SA*                      492,161
    102,900  Grupo Financiero Banamex Accival SA, Class O*       439,301
     77,000  Grupo Modelo SA de CV                               172,580
     13,700  Grupo Televisa SA, Sponsored GDR*                   944,444
    145,100  Kimberly-Clark de Mexico, Series A                  410,764
     43,500  Telefonos de Mexico, Sponsored ADR                2,484,938
                                                             -----------
                                                               6,318,862
                                                             -----------
             Peru - 0.3%
      3,300  Compania de Minas Buenaventura SA,
             Sponsored ADR                                        57,131
     13,500  Credicorp, Ltd.                                     121,500
                                                             -----------
                                                                 178,631
                                                             -----------
             Philippines - 0.4%
     64,860  Manila Electirc Co., Class B                         95,448
      9,700  Philippine Long Distance Telephone Co.              174,218
                                                             -----------
                                                                 269,666
                                                             -----------
             Poland - 1.1%
      3,800  Bank Rozwoju Eksportu SA                            117,931
     19,950  Elektrim Spolka Akcyjna SA*                         229,311
     12,420  KGHM Polska Miedz SA, GDR                           185,950
     21,200  Telekomunikacja Polska SA, GDR*                     146,386
                                                             -----------
                                                                 679,578
                                                             -----------
             Russia - 2.9%
     16,930  LUKoil Holding, Sponsored ADR                       865,462
     21,400  OAO Gazprom ADR                                     146,994
      7,500  Rostelecom                                          102,188
     36,730  Surgutneftegaz, Sponsored ADR                       489,427
     14,190  Unified Energy Systems, GDR                         163,185
                                                             -----------
                                                               1,767,256
                                                             -----------
             South Africa - 6.0%
     65,584  ABSA Group, Ltd.                                    248,970
     14,900  Anglo American Platinum Corp., Ltd.                 430,053
     25,150  Barlow, Ltd.                                        151,569
     76,941  Dimension Data Holdings, Ltd.*                      637,579
     19,800  Fedsure Holdings, Ltd.                               96,513
    249,200  FirstRand, Ltd.                                     257,673
      8,000  Johnnic Holdings Limited                            109,897
     42,895  LA Retail Stores, Ltd.*                              10,835
    113,800  Malbak, Ltd.                                         42,868
     75,510  Nampak, Ltd.                                        163,404
    391,675  Profurn Ltd.                                        231,402
    241,600  Sanlam, Ltd.                                        285,861
     48,200  Sappi, Ltd.*                                        363,100
     63,800  Sasol, Ltd.                                         428,787
    125,300  Theta Group, Ltd.                                   163,980
                                                             -----------
                                                               3,622,491
                                                             -----------

                                                                  Value
     Shares                                                     (Note 2)

--------------------------------------------------------------------------
             South Korea - 14.1%
      1,000  H&CB, GDR(a)                                      $    23,325
     10,000  Haansoft, Inc.*                                       162,346
     28,756  Kookmin Bank                                          366,254
      6,009  Kookmin Bank, Sponsored GDR(a)                         76,528
     30,700  Korea Electric Power Corp.                            952,750
     14,000  Korea Telecom Corp.*                                1,233,115
      1,300  Locus Corporation*                                    105,525
      1,105  Medidas Co. Ltd.                                       12,042
     19,310  Samsung Corp.                                         166,444
      9,793  Samsung Electronics Co.                             3,241,203
      8,000  Serome Technology, Inc.                               323,616
     40,810  Shinhan Bank                                          384,345
      2,000  Shinhan Bank, Sponsored GDR                            37,500
      4,200  Sk Telecom Co., Ltd.                                1,375,011
      7,437  Turbo Tek Co., Ltd.                                    77,378
                                                               -----------
                                                                 8,537,382
                                                               -----------
             Taiwan - 9.7%
     80,925  Acer, Inc., GDR*                                      758,672
     20,500  Advanced Semiconductor Engineering, Inc., GDR*        348,500
     87,368  Asustek Computer, Inc., GDR                           801,599
     20,500  Far Eastern Textile, Ltd., GDR*                       257,275
     11,500  Hon Hai Precision Industry Co., Ltd*                  287,500
     36,000  Powerchip Semiconductor Corp.*                        726,300
     17,377  Siliconware Precision Industries Co., ADR*            189,409
     17,000  Siliconware Precision Industries Co., GDR*            189,550
     15,000  Siliconware Precision Industries Co., Temp ADR*       138,750
     38,250  Synnex Technology International Corp., GDR*           819,671
      2,340  Taiwan Semiconductor Manufacturing Co., ADR*           90,675
     44,400  Winbond Electronics Corp., GDR*                     1,276,500
                                                               -----------
                                                                 5,884,401
                                                               -----------
             Thailand - 1.5%
     29,500  Advanced Info Service Public Co., Ltd.*               367,715
      5,600  Siam Cement Co., Ltd.*                                105,277
    318,000  TelecomAsia Corp., Public Co., Ltd.*                  353,330
    120,000  Thai Farmers Bank Public Co., Ltd.*                   101,148
                                                               -----------
                                                                   927,470
                                                               -----------
             Turkey - 4.5%
 20,164,720  Akbank, TAS                                           155,268
  3,100,000  Akcansa Cimento AS                                     48,360
  1,758,750  Arcelik AS                                             86,531
  3,895,000  Dogan Yayin Holding AS*                                65,826
    494,080  Ege Biracilik ve Malt Sanayii AS                       32,263
  2,898,060  Erciyas Biracilik ve Malt*                            135,629
  2,242,000  Eregli Demir ve Celik Fabrikalari TAS*                 90,353
 12,344,597  Haci Omer Sabanci Holding, AS                         145,666
  2,674,400  Koc Holdings AS                                       189,882
  1,194,000  Migros Turk, TAS                                      221,487
 25,698,810  Turkiye Garanti Bankasi AS*                           310,956
 17,641,600  Turkiye Is Bankasi, Class C                           377,530
    633,400  Vestel Electronik Sanayi ve Ticaret*                  191,540
 61,979,416  Yapi ve Kredi Bankasi AS*                             687,972
                                                               -----------
                                                                 2,739,263
                                                               -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Emerging Markets Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                          Value
     Shares                                             (Note 2)

------------------------------------------------------------------
             Zimbabwe - 0.9%
  1,240,000  Econet Wireless Holdings, Ltd.*           $   534,192
                                                       -----------
             Total Common Stocks                        52,824,649
                                                       -----------
             (Cost $49,621,611)
 PREFERRED STOCKS - 1.4%
             Brazil - 1.2%
 68,149,574  Banco Bradesco SA                             592,901
  1,550,000  Banco Itau SA                                 135,470
                                                       -----------
                                                           728,371
                                                       -----------
             South Korea - 0.2%
        700  Samsung Electronics Co.                       102,655
                                                       -----------
             Total Preferred Stocks                        831,026
                                                       -----------
             (Cost $712,285)
 RIGHTS - 0.3%
             Taiwan - 0.3%
     70,000  Winbond Electronics Corp.*                    201,600
                                                       -----------
             Total Rights                                  201,600
                                                       -----------
             (Cost $188,492)
 WARRANTS - 7.4%
             India - 3.4%
      4,500  Hindustan Lever Limited*                      285,626
      9,400  Infosys Technologies, Ltd., ADR*            1,749,939
                                                       -----------
                                                         2,035,565
                                                       -----------
             Mexico - 0.0%
      1,000  Cemex SA, ADR, Warrants*                          508
        818  Cemex SA, Warrants*                            17,689
                                                       -----------
                                                            18,197
                                                       -----------
             Taiwan - 4.0%
     41,000  Hon Hai Precision Industry*                   370,968
    313,000  Taiwan Semiconductor Manufacturing Co.*     1,898,408
     52,000  Winbond Electronics Corp.*                    166,795
                                                       -----------
                                                         2,436,171
                                                       -----------
             Total Warrants                              4,489,933
                                                       -----------
             (Cost $4,715,740)
 Total Investments - 96.4%                              58,347,208
                                                       -----------
 (Cost $55,238,128)
 Net Other Assets and Liabilities - 3.6%                 2,180,072
                                                       -----------
 Total Net Assets - 100.0%                             $60,527,280
                                                       ===========

------------------
*   Non-income producing security.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At June 30, 2000, these securities amounted to $183,853 or 0.3% of net assets.
ADR American Depositary Receipt. Shares of a foreign based corporation held in
    U.S. banks entitling the shareholder to all dividends and capital gains. GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

Industry Concentration
    of Investments
as a Percentage of Net
        Assets:

Telephone Systems           23.4%
Electronics                 12.6
Banking                      9.9
Computers & Information      7.3
Oil & Gas                    4.3
Computer Software &
 Processing                  4.2
Electric Utilities           4.0
Electrical Equipment         4.0
Communications               3.4
Beverages, Food & Tobacco    3.2
Financial Services           2.8
Forest Products & Paper      1.9
Media - Broadcasting &
 Publishing                  1.6
Building Materials           1.4
Metals                       1.4
Food Retailers               1.3
Pharmaceuticals              1.3
Retailers                    1.2
Industrial - Diversified     0.9
Banking - Foreign Banks &
 Branches                    0.7
Entertainment & Leisure      0.7
Mining                       0.7
Insurance                    0.6
Diversified Financial
 Assets                      0.5
Heavy Machinery              0.5
Home Construction,
 Furnishings & Appliances    0.5
Household Products           0.5
Real Estate                  0.4
Textiles, Clothing &
 Fabrics                     0.4
Commercial Services          0.3
Miscellaneous                0.3
Chemicals                    0.2
Net Other Assets and
 Liabilities                 3.6
                           -----
 Total                     100.0%
                           =====

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost on investment securities for tax purposes was $55,238,128. Net unrealized appreciation (depreciation) aggregated $3,109,080, of which $9,118,156 related to appreciated investment securities and $(6,009,076) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $45,477,269 and $28,123,076 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Aggressive Growth Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Value
     Shares                                            (Note 2)

-----------------------------------------------------------------
 COMMON STOCKS - 98.2%
             Advertising - 2.7%
    131,900  ADVO, Inc.*                              $ 5,539,800
    341,200  TMP Worldwide, Inc.*                      25,184,825
                                                      -----------
                                                       30,724,625
                                                      -----------
             Apparel Retailers - 1.9%
     72,600  Chico's FAS, Inc.*                         1,452,000
    402,830  Intimate Brands, Inc.                      7,955,892
    177,000  Timberland Co.*                           12,533,812
                                                      -----------
                                                       21,941,704
                                                      -----------
             Banking - 2.6%
    159,300  City National Corp.                        5,655,150
    479,400  Silicon Valley Bancshares*                20,434,425
     38,700  State Street Corp.                         4,104,619
                                                      -----------
                                                       30,194,194
                                                      -----------
             Beverages, Food & Tobacco - 0.4%
    381,000  The Topps Co., Inc.*                       4,381,500
                                                      -----------
             Chemicals - 1.4%
    191,400  Church & Dwight Co., Inc.                  3,445,200
    595,600  Occidental Petroleum Corp.                12,544,825
                                                      -----------
                                                       15,990,025
                                                      -----------
             Commercial Services - 4.8%
     20,300  Affymetrix, Inc.*                          3,352,037
    359,200  Danka Business Systems, Plc ADR*           1,391,900
    114,400  Documentum, Inc.*                         10,224,500
    305,100  Manpower, Inc.                             9,763,200
    353,100  Robert Half International, Inc.*          10,063,350
     48,900  StarTek, Inc.*                             2,463,337
    194,600  Teletech Holdings, Inc.*                   6,044,762
    250,400  The Source Information Management Co.*     3,818,600
    213,200  Valassis Communications, Inc.*             8,128,250
                                                      -----------
                                                       55,249,936
                                                      -----------
             Communications - 7.1%
    194,450  CTC Communications Group, Inc.*            7,000,200
    279,800  Digital Lightwave, Inc.*                  28,119,900
    466,000  Exodus Communications, Inc.*              21,465,125
    215,900  Harmonic, Inc.*                            5,343,525
    111,750  Mastec, Inc.*                              4,267,453
    194,200  Network Appliance, Inc.*                  15,633,100
                                                      -----------
                                                       81,829,303
                                                      -----------
             Computer Software & Processing - 11.9%
    313,400  BEA Systems, Inc.*                        15,493,712
     40,000  Broadvision, Inc.*                         2,032,500
    179,700  Business Objects S.A. ADR*                15,836,062
     66,000  Check Point Software Technologies Ltd.    13,975,500
    481,300  Comdisco, Inc.                            10,739,006
     50,700  I2 Technologies, Inc.*                     5,286,266
     58,500  ISS Group, Inc.*                           5,775,962

                                                      Value
     Shares                                         (Note 2)

--------------------------------------------------------------
             Computer Software & Processing (continued)
    146,800  Netopia, Inc.*                        $ 5,899,525
    433,200  Phoenix Technologies Ltd.*              7,066,575
    207,200  Remedy Corp.*                          11,551,400
     25,000  SERENA Software, Inc.*                  1,135,157
    879,700  Sybase, Inc.*                          20,233,100
    243,700  Symantec Corp.*                        13,144,569
     47,005  VeriSign, Inc.*                         8,296,382
                                                   -----------
                                                   136,465,716
                                                   -----------
             Computers & Information - 6.9%
    753,200  Advanced Digital Information Corp.*    12,004,125
    204,800  Anixter International, Inc.*            5,427,200
    215,400  Infocus Corp.*                          6,933,188
    415,900  Infospace.com, Inc.*                   22,978,475
    256,000  Integrated Silicon Solution, Inc.*      9,728,000
  1,001,700  Maxtor Corp.*                          10,580,456
    362,600  Mercury Computer Systems, Inc.*        11,716,513
                                                   -----------
                                                    79,367,957
                                                   -----------
             Electronics - 18.9%
    118,600  Amphenol Corp.*                         7,849,838
    235,500  ANADIGICS, Inc.*                        8,021,719
    347,500  ASM International N.V.*                 9,208,750
    275,300  AVX Corp.                               6,314,694
    346,900  Credence Systems Corp.*                19,144,544
    170,700  CTS Corp.                               7,681,500
    188,700  Electroglas, Inc.*                      4,057,050
    153,350  Exar Corp.*                            13,370,203
    299,900  Helix Technology Corp.                 11,696,100
    248,500  Integrated Device Technology, Inc.*    14,878,938
    434,600  International Rectifier Corp.*         24,337,600
    560,300  KEMET Corp.*                           14,042,519
    253,000  Semtech Corp.*                         19,350,553
    526,200  Telcom Semiconductor, Inc.*            21,245,325
    398,300  Three-Five Systems, Inc.*              23,499,700
    264,100  Trimble Navigation, Ltd.*              12,891,381
                                                   -----------
                                                   217,590,414
                                                   -----------
             Entertainment & Leisure - 0.2%
    174,900  Argosy Gaming Company*                  2,514,188
                                                   -----------

             Financial Services - 2.9%
    616,332  Metris Cos., Inc.                      15,485,342
    182,600  Southwest Securities Group              6,801,850
    326,600  Waddell & Reed Financial, Class A      10,716,563
                                                   -----------
                                                    33,003,755
                                                   -----------

             Health Care Providers - 1.4%
    362,900  First Health Group Corp.*              11,907,656
     84,400  Patterson Dental Co.*                   4,299,125
                                                   -----------
                                                    16,206,781
                                                   -----------


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Aggressive Growth Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                              (Note 2)

-------------------------------------------------------------------
             Heavy Machinery - 2.1%
    203,500  American Standard Companies, Inc.*         $ 8,343,500
    341,400  Dycom Industries, Inc.*                     15,704,400
                                                        -----------
                                                         24,047,900
                                                        -----------

             Insurance - 1.0%
    128,400  Unitedhealth Group, Inc.                    11,010,300
                                                        -----------

             Lodging - 0.6%
    280,000  Station Casinos, Inc.*                       7,000,000
                                                        -----------

             Media - Broadcasting & Publishing - 2.4%
    139,050  Allegiance Telecom, Inc.*                    8,899,200
    169,200  Hispanic Broadcasting Corp.*                 5,604,750
    335,800  Price Communications Corp.*                  7,912,288
     50,100  Univision Communications, Inc.*              5,185,350
                                                        -----------
                                                         27,601,588
                                                        -----------

             Medical Supplies - 6.6%
    193,200  Allergan, Inc.                              14,393,400
    409,300  LTX Corp.*                                  14,299,919
     93,300  Photon Dynamics, Inc.*                       6,968,344
    219,300  PolyMedica Corp.*                            9,484,725
    287,400  ResMed, Inc.*                                7,687,950
    187,400  Waters Corp.*                               23,389,863
                                                        -----------
                                                         76,224,201
                                                        -----------

             Metals - 1.5%
    262,000  CommScope, Inc.*                            10,742,000
    141,600  Lone Star Technologies, Inc.*                6,549,000
                                                        -----------
                                                         17,291,000
                                                        -----------

             Oil & Gas - 4.7%
    236,500  Dynegy, Inc.                                16,155,906
    118,700  Equitable Resources, Inc.                    5,727,275
    341,300  Ocean Energy, Inc.*                          4,842,194
    146,200  UTI Energy Corp.*                            5,866,275
    407,700  Valero Energy Corp.                         12,944,475
    355,400  Vintage Petroleum, Inc.                      8,018,713
                                                        -----------
                                                         53,554,838
                                                        -----------

             Pharmaceuticals - 9.8%
    212,700  Alpharma, Inc. Class A                      13,240,575
    236,000  Andrx Corp.*                                15,085,568
    385,200  Jones Pharma, Inc.                          15,383,925
    377,550  King Pharmaceuticals, Inc.*                 16,565,006
    173,100  Medimmune, Inc.*                            12,809,400
    103,200  Millennium Pharmaceuticals*                 11,545,500
    275,600  Noven Pharmaceuticals, Inc.*                 8,285,225
    192,000  Priority Healthcare Corp. Class B*          14,268,000
     30,000  Protein Design Labs, Inc.*                   4,948,593
                                                        -----------
                                                        112,131,792
                                                        -----------

                                                       Value
     Shares                                           (Note 2)

-----------------------------------------------------------------
             Restaurants - 1.1%
    267,200  Applebee's International, Inc.        $    8,099,500
    154,700  Brinker International, Inc.*               4,524,975
                                                   --------------
                                                       12,624,475
                                                   --------------

             Retailers - 3.5%
    472,900  BJ's Wholesale Club, Inc.*                15,605,700
    186,500  Michaels Stores, Inc.*                     8,544,031
    774,900  Pier 1 Imports, Inc.                       7,555,275
    223,400  Zale Corp.*                                8,154,100
                                                   --------------
                                                       39,859,106
                                                   --------------

             Telephone Systems - 0.8%
    267,500  Brightpoint, Inc.*                         2,315,560
     95,400  Powertel, Inc.*                            6,767,438
                                                   --------------
                                                        9,082,998
                                                   --------------

             Textiles, Clothing & Fabrics - 0.5%
    173,700  Liz Claiborne, Inc.                        6,122,925
                                                   --------------
             Transportation - 0.5%
    298,500  Avis Rent A Car, Inc.*                     5,596,875
                                                   --------------

             Total Common Stocks                    1,127,608,096
                                                   --------------
             (Cost $912,558,379)

 Total Investments - 98.2%                          1,127,608,096
                                                   --------------
 (Cost $912,558,379)
 Net Other Assets and Liabilities - 1.8%               20,277,569
                                                   --------------
 Total Net Assets - 100.0%                         $1,147,885,665
                                                   ==============

------------------
*    Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $912,558,379. Net unrealized appreciation (depreciation) aggregated $215,049,717, of which $274,006,566 related to appreciated investment securi-ties and $(58,956,849) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $622,791,581 and $514,547,206 of non-governmental issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $151,840,505. The value of collateral amounted to $157,169,088 which consisted of cash equiv-alents.

                       See Notes to Financial Statements.
--------------------------------------------

                        Select Capital Appreciation Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Value
     Shares                                            (Note 2)

-----------------------------------------------------------------
 COMMON STOCKS - 97.0%
             Advertising - 2.6%
     48,300  Catalina Marketing Corp.*                $ 4,926,600
     78,000  DoubleClick, Inc.*                         2,973,750
     41,500  Lamar Advertising Company*                 1,797,469
     39,000  TMP Worldwide, Inc.*                       2,878,687
                                                      -----------
                                                       12,576,506
                                                      -----------
             Automotive - 0.4%
     69,900  ITT Industries, Inc.                       2,123,212
                                                      -----------
             Banking - 1.2%
     82,000  Capital One Financial Corp.                3,659,250
    139,400  North Fork Bancorp., Inc.                  2,108,425
                                                      -----------
                                                        5,767,675
                                                      -----------
             Building Materials - 0.6%
     68,600  Martin Marietta Materials, Inc.            2,774,012
                                                      -----------
             Commercial Services - 8.2%
     16,900  Affymetrix, Inc.*                          2,790,612
     22,000  BISYS Group, Inc.*                         1,353,000
    256,000  Concord EFS, Inc.*                         6,656,000
     43,000  eLoyalty Corp.*                              548,250
     24,000  Incyte Pharmaceuticals, Inc.*              1,972,500
    148,000  Manpower, Inc.                             4,736,000
    386,500  Republic Services, Inc.*                   6,184,000
    256,000  Robert Half International, Inc.*           7,296,000
      1,500  StorageNetworks, Inc.*                       135,375
    145,500  United Rentals, Inc.*                      2,491,687
    200,000  Viad Corp.                                 5,450,000
                                                      -----------
                                                       39,613,424
                                                      -----------
             Communications - 1.2%
     50,000  Covad Communications Group, Inc.*            806,250
     15,000  Efficient Networks, Inc.*                  1,103,437
     96,000  McLeodUSA, Inc.*                           1,986,000
     22,000  Mercury Interactive Corp.*                 2,128,500
                                                      -----------
                                                        6,024,187
                                                      -----------

             Computer Software & Processing - 13.6%
    147,800  Affiliated Computer Services, Class A*     4,886,637
     83,600  Cambridge Technology Partners, Inc.*         728,892
    165,100  Ceridian Corp.*                            3,972,719
    191,700  CIBER, Inc.*                               2,540,025
     87,000  CNET, Inc.*                                2,136,937
     33,400  Commerce One, Inc.*                        1,516,046
      3,200  CyberSource Corp.*                            44,200
     50,000  Electronic Arts, Inc.*                     3,646,875
     12,600  eSPEED, Inc.*                                547,312
     30,000  Fiserv, Inc.*                              1,297,500
     95,000  Homestore.com, Inc.*                       2,772,812
    147,000  Intuit, Inc.*                              6,082,125
     32,800  ISS Group, Inc.*                           3,238,488
    168,000  Keane, Inc.*                               3,633,000
     26,400  Macromedia, Inc.*                          2,552,550

                                                     Value
     Shares                                        (Note 2)

-------------------------------------------------------------
             Computer Software & Processing (continued)
     43,000  Netiq Corp.*                         $ 2,563,901
    233,100  NOVA Corp.*                            6,512,231
    130,000  Peregrine Systems, Inc.*               4,509,375
     69,000  Priceline.com, Inc.*                   2,620,924
     85,000  Rhythms NetConnections, Inc.*          1,067,812
    119,000  SunGard Data Systems, Inc.*            3,689,000
     92,000  USinternetworking, Inc.*               1,880,250
     44,000  Vitria Technology, Inc.*               2,689,500
     37,800  Xpedior, Inc.*                           522,112
                                                  -----------
                                                   65,651,223
                                                  -----------
             Computers & Information - 1.2%
     39,000  Digex, Inc.*                           2,649,562
     38,800  Informatica Corp.*                     3,179,175
                                                  -----------
                                                    5,828,737
                                                  -----------
             Electrical Equipment - 0.7%
     85,000  Teleflex, Inc.                         3,150,312
                                                  -----------
             Electronics - 12.1%
    132,000  Analog Devices, Inc.*                 10,032,000
     13,500  CTS Corp.                                607,500
     44,000  Flextronics International Ltd.*        3,022,250
     52,000  Jabil Circuit, Inc.*                   2,580,500
     69,000  KLA-Tencor Corp.*                      4,040,812
     70,000  Lattice Semiconductor Corp.*           4,838,750
     89,000  Maxim Integrated Products, Inc.*       6,046,438
     33,000  Millipore Corp.                        2,487,375
     82,500  Molex Inc., Class A                    2,887,500
     33,800  PMC-Sierra, Inc.*                      6,005,837
     51,000  Sanmina Corp.*                         4,360,500
    106,900  SCI Systems, Inc.*                     4,189,144
     90,000  Xilinx, Inc.*                          7,430,625
                                                  -----------
                                                   58,529,231
                                                  -----------
             Entertainment & Leisure - 0.7%
    141,500  Premier Parks, Inc.*                   3,219,125
                                                  -----------

             Financial Services - 5.6%
    201,000  Federated Investors, Inc., Class B     7,047,563
    213,000  Heller Financial, Inc.                 4,366,500
     86,000  Internet Capital Group, Inc.*          3,183,342
     40,000  Nextcard, Inc.*                          340,000
    265,500  Waddell & Reed Financial, Class A      8,711,719
    115,000  Waddell & Reed Financial, Class B      3,342,188
                                                  -----------
                                                   26,991,312
                                                  -----------
             Food Retailers - 0.8%
    115,000  Homegrocer.com, Inc.*                    693,600
     72,000  Whole Foods Market, Inc.*              2,974,500
                                                  -----------
                                                    3,668,100
                                                  -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select Capital Appreciation Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
     Shares                                                         (Note 2)

------------------------------------------------------------------------------
             Health Care Providers - 2.0%
    174,000  Lincare Holding, Inc.*                                $ 4,284,750
     74,000  Wellpoint Health Networks, Inc.*                        5,360,375
                                                                   -----------
                                                                     9,645,125
                                                                   -----------
             Heavy Machinery - 2.0%
    147,000  Pentair, Inc.                                           5,218,500
     60,000  Smith International, Inc.*                              4,368,750
                                                                   -----------
                                                                     9,587,250
                                                                   -----------
             Insurance - 3.1%
    149,000  ACE, Ltd.                                               4,172,000
     81,000  MGIC Investment Corp.                                   3,685,500
    104,000  Protective Life Corp.                                   2,769,000
     79,000  Radian Group, Inc.                                      4,088,250
                                                                   -----------
                                                                    14,714,750
                                                                   -----------
             Media - Broadcasting & Publishing - 2.0%
     25,500  Allegiance Telecom, Inc.*                               1,632,000
    126,000  Charter Communications, Inc., Class A*                  2,071,125
    107,000  Rogers Communications, Inc., Class B*                   3,049,500
     28,000  Univision Communications, Inc.*                         2,898,000
                                                                   -----------
                                                                     9,650,625
                                                                   -----------
             Medical Supplies - 4.0%
     69,000  Danaher Corp.                                           3,411,188
    381,000  Omnicare, Inc.                                          3,452,813
    222,000  Sybron International Corp.*                             4,398,375
     63,800  Waters Corp.*                                           7,963,038
                                                                   -----------
                                                                    19,225,414
                                                                   -----------
             Metals - 0.3%
     84,000  Allegheny Technologies, Inc.                            1,512,000
                                                                   -----------
             Oil & Gas - 5.5%
     92,000  BJ Services Co.*                                        5,750,000
    137,000  Devon Energy Corp.                                      7,697,688
     84,000  Diamond Offshore Drilling, Inc.                         2,950,500
    340,000  Ocean Energy, Inc.*                                     4,823,750
    147,000  Tidewater, Inc.                                         5,292,000
                                                                   -----------
                                                                    26,513,938
                                                                   -----------
             Pharmaceuticals - 11.4%
     17,500  Abgenix, Inc.*                                          2,097,540
      9,000  ALZA Corp., Class A*                                      532,125
    256,000  AmeriSource Health Corp., Class A*                      7,936,000
     91,000  Gilead Sciences, Inc.*                                  6,472,375
     35,000  Idec Pharmaceuticals Corp.*                             4,105,938
     95,500  Medimmune, Inc.*                                        7,067,000
     46,000  QLT Phototherapeutics, Inc.*                            3,556,375
     63,000  Sepracor, Inc.*                                         7,599,375
    119,000  Shire Pharmaceuticals Group, Plc, ADR*                  6,173,125
    124,000  Teva Pharmaceutical Industries, Ltd., Sponsored ADR     6,874,250
     44,000  Watson Pharmaceuticals, Inc.*                           2,365,000
                                                                   -----------
                                                                    54,779,103
                                                                   -----------

                                                               Value
     Shares                                                  (Note 2)

-----------------------------------------------------------------------
             Restaurants - 0.9%
    145,000  Outback Steakhouse, Inc.*                      $ 4,241,250
                                                            -----------
             Retailers - 7.6%
    146,500  BJ's Wholesale Club, Inc.*                       4,834,500
    103,000  Borders Group, Inc.*                             1,602,938
    192,000  Circuit City Stores-Circuit City Group           6,372,000
    171,000  Consolidated Stores Corp.*                       2,052,000
    273,000  Family Dollar Stores, Inc.                       5,340,563
    114,000  MSC Industrial Co., Class A*                     2,386,875
    167,000  O'Reilly Automotive, Inc.*                       2,317,125
     82,600  Shopko Stores, Inc.*                             1,269,975
    130,000  Tech Data Corp.*                                 5,663,125
    254,000  TJX Cos., Inc.                                   4,762,500
                                                            -----------
                                                             36,601,601
                                                            -----------
             Securities Broker - 0.6%
    181,000  E*TRADE Group, Inc.*                             2,986,500
                                                            -----------
             Telephone Systems - 5.9%
     74,000  AT&T Canada, Inc.*                               2,455,875
    123,400  Crown Castle International Corp.*                4,504,100
     76,000  Pinnacle Holdings, Inc.*                         4,104,000
     64,000  VoiceStream Wireless Corp.*                      7,443,002
    181,000  Western Wireless Corp., Class A*                 9,864,500
                                                            -----------
                                                             28,371,477
                                                            -----------
             Textiles, Clothing & Fabrics - 0.6%
    124,500  Jones Apparel Group, Inc.*                       2,925,750
                                                            -----------
             Transportation - 2.2%
     37,400  C.H. Robinson Worldwide, Inc.                    1,851,300
     35,000  Expeditors International of Washington, Inc.     1,662,500
    171,000  Galileo International, Inc.                      3,569,625
    115,000  Hertz Corp. Class A                              3,227,188
     25,200  Royal Caribbean Cruises, Ltd.                      466,200
                                                            -----------
                                                             10,776,813
                                                            -----------

             Total Common Stocks                            467,448,652
                                                            -----------
             (Cost $368,689,101)

                       See Notes to Financial Statements.
--------------------------------------------

                        Select Capital Appreciation Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

     Par                                           Value
   Value                                          (Note 2)

 -----------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (a) -
  4.0%
             Federal Home Loan Bank - 3.0%
  $1,366,000 6.41%, 07/18/00                    $  1,361,865
   5,000,000 6.45%, 09/07/00                       4,939,083
   2,510,000 6.46%, 07/21/00                       2,500,992
   2,000,000 6.48%, 07/03/00                       1,999,280
   3,481,000 6.50%, 07/05/00                       3,478,486
                                                ------------
                                                  14,279,706
                                                ------------
             Freddie Mac - 1.0%
   5,030,000 6.41%, 07/14/00                       5,018,348
                                                ------------
             Total U.S. Government and
             Agency Obligations                   19,298,054
                                                ------------
             (Cost $19,298,054)

Total Investments - 101.0%                      486,746,706
                                               ------------
(Cost $387,987,155)
Net Other Assets and Liabilities - (1.0)%        (4,963,301)
                                               ------------
Total Net Assets - 100.0%                      $481,783,405
                                               ============

------------------
*   Non-income producing security.
(a) Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $387,987,155. Net unrealized appreciation (depreciation) aggregated $98,759,551, of which $136,793,004 related to appreciated investment securities and $(38,033,453) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $172,078,954 and $123,152,512 of non-governmental issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $60,418,547. The value of collateral amounted to $63,173,723 which consisted of cash equiva-lents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Value Opportunity Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                              (Note 2)

-------------------------------------------------------------------
 COMMON STOCKS - 96.2%
             Automotive - 1.9%
    195,628  Goodrich (B.F.) Co.                        $ 6,663,579
                                                        -----------
             Banking - 1.0%
    185,000  UnionBanCal Corp.                            3,434,062
                                                        -----------
             Beverages, Food & Tobacco - 2.6%
    236,800  Keebler Food Co.                             8,791,200
                                                        -----------
             Chemicals - 1.6%
    106,500  Sealed Air Corp.*                            5,577,937
                                                        -----------
             Commercial Services - 8.1%
     36,500  Convergys Corp.*                             1,893,437
    113,800  Dun & Bradstreet Corp.                       3,257,525
    120,400  H&R Block, Inc.                              3,897,950
    314,800  Valassis Communications, Inc.*              12,001,750
    240,500  Viad Corp.                                   6,553,625
                                                        -----------
                                                         27,604,287
                                                        -----------
             Communications - 2.6%
    157,500  L-3 Communications Holdings, Inc.*           8,987,344
                                                        -----------
             Computer Software & Processing - 8.9%
    218,950  Comdisco, Inc.                               4,885,322
    273,600  Electronics for Imaging, Inc.*               6,925,500
    653,800  IMS Health, Inc.                            11,768,400
    355,300  S3, Inc.*                                    5,240,675
     30,200  Symantec Corp.*                              1,628,912
                                                        -----------
                                                         30,448,809
                                                        -----------
             Computers & Information - 1.9%
    250,300  Anixter International, Inc.*                 6,632,950
                                                        -----------
             Cosmetics & Personal Care - 1.8%
    209,100  International Flavors & Fragrances, Inc.     6,312,206
                                                        -----------
             Electric Utilities - 3.7%
    314,100  Cinergy Corp.                                7,989,919
    129,800  Montana Power Co.                            4,583,562
                                                        -----------
                                                         12,573,481
                                                        -----------
             Electronics - 3.4%
    107,600  Cypress Semiconductor Corp.*                 4,546,100
    115,600  Integrated Device Technology, Inc.*          6,921,550
                                                        -----------
                                                         11,467,650
                                                        -----------
             Forest Products & Paper - 1.1%
    109,200  Bemis Co.                                    3,671,850
                                                        -----------
             Health Care Providers - 2.3%
    106,800  Wellpoint Health Networks, Inc.*             7,736,325
                                                        -----------

                                                            Value
     Shares                                               (Note 2)

--------------------------------------------------------------------
             Heavy Machinery - 3.6%
    233,600  Applied Power, Inc., Class A                $ 7,825,600
    236,900  Pall Corp.                                    4,382,650
                                                         -----------
                                                          12,208,250
                                                         -----------
             Household Products - 2.2%
    319,300  Fortune Brands, Inc.                          7,363,856
                                                         -----------
             Industrial - Diversified - 1.5%
     57,300  FMC Corp.*                                    3,323,400
    132,120  Johns Manville Corp.                          1,742,332
                                                         -----------
                                                           5,065,732
                                                         -----------
             Insurance - 15.9%
    320,700  ACE, Ltd.                                     8,979,600
    143,800  AMBAC Financial Group, Inc.                   7,882,037
    170,800  AON Corp.                                     5,305,475
    423,100  Everest Re Group, Ltd.                       13,909,412
    145,400  Leucadia National Corp.                       3,316,937
    287,800  Reliastar Financial Corp.                    15,091,512
                                                         -----------
                                                          54,484,973
                                                         -----------
             Lodging - 2.3%
    242,600  Starwood Hotels & Resorts Worldwide, Inc.     7,839,012
                                                         -----------
             Media - Broadcasting & Publishing - 1.1%
     84,200  Houghton Mifflin Co.                          3,931,088
                                                         -----------
             Medical Supplies - 6.4%
    210,300  C.R. Bard, Inc.                              10,120,688
    466,500  Edwards Lifesciences Corp.*                   8,921,813
    135,800  Sybron International Corp.*                   2,690,538
                                                         -----------
                                                          21,733,039
                                                         -----------
             Metals - 1.7%
    374,200  MascoTech, Inc.                               4,046,038
     62,300  Stillwater Mining Co.*                        1,736,613
                                                         -----------
                                                           5,782,651
                                                         -----------
             Oil & Gas - 10.4%
    104,800  Amerada Hess Corp.                            6,471,400
     96,500  Columbia Energy Group                         6,332,813
    126,800  Dynegy, Inc.                                  8,662,025
     99,700  Helmerich & Payne, Inc.                       3,726,288
    173,100  Kinder Morgan, Inc.                           5,982,769
    128,900  Santa Fe International Corp.                  4,503,444
                                                         -----------
                                                          35,678,739
                                                         -----------
             Pharmaceuticals - 0.2%
    138,500  Bergen Brunswig Corp., Class A                  761,750
                                                         -----------
             Retailers - 4.7%
    293,700  Harcourt General, Inc.                       15,969,938
                                                         -----------

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Value Opportunity Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                        Value
     Shares                                            (Note 2)

-----------------------------------------------------------------
             Securities Broker - 1.8%
    145,000  Bear Stearns Cos., Inc.                 $  6,035,625
                                                     ------------
             Telephone Systems - 1.0%
    126,700  BroadWing, Inc.                            3,286,281
                                                     ------------
             Transportation - 2.5%
     98,100  Kansas City Southern Industries, Inc.      8,700,244
                                                     ------------

             Total Common Stocks                      328,742,858
                                                     ------------
             (Cost $289,401,655)
  Par Value
 ----------
 U.S. GOVERNMENT OBLIGATION (a) - 0.9%
             U.S. Treasury Bills - 0.9%
 $3,000,000  5.32%, 07/20/00                            2,991,577
                                                     ------------
             Total U.S. Government Obligation
             (Cost $2,991,577)                          2,991,577
                                                     ------------
 Total Investments - 97.1%                            331,734,435
                                                     ------------
 (Cost $292,393,232)
 Net Other Assets and Liabilities - 2.9%                9,874,763
                                                     ------------
 Total Net Assets - 100.0%                           $341,609,198
                                                     ============

------------------
*   Non-income producing security.
(a) Effective yield at time of purchase.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $292,393,232. Net unrealized appreciation (depreciation) aggregated $39,341,203, of which $58,036,983 related to appreciated investment securities and $(18,695,780) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $230,230,581 and $222,851,980 of non-governmental issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $20,505,868. The value of collateral amounted to $21,265,025 which consisted of cash equiva-lents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                    Value
     Shares                                       (Note 2)

------------------------------------------------------------
 COMMON STOCKS - 94.6%
             Australia - 3.7%
    120,830  Brambles Industries, Ltd.           $ 3,709,445
    369,570  National Australia Bank, Ltd.         6,165,684
    740,334  News Corp., Ltd.                     10,182,776
    966,300  Telstra Corp.                         3,917,863
    414,617  Westpac Banking Corp., Ltd.           2,987,772
                                                 -----------
                                                  26,963,540
                                                 -----------
             China - 0.7%
 23,302,000  Petrochina Co. Ltd. *                 4,842,156
                                                 -----------
             Denmark  -  0.6%
     65,460  Tele Danmark                          4,404,640
                                                 -----------
             France - 10.7%
    190,530  Alcatel Alsthom                      12,487,508
    189,743  Aventis                              13,838,830
    106,707  Axa                                  16,797,037
     74,460  Michelin, Class B                     2,387,523
    104,980  Total SA, Class B                    16,084,511
    195,160  Vivendi                              17,212,878
                                                 -----------
                                                  78,808,287
                                                 -----------
             Germany - 3.5%
    291,284  Bayerische Motoren Werke (BMW) AG     8,795,204
    101,680  HypoVereinsbank                       6,605,997
    204,309  Veba AG                              10,018,568
                                                 -----------
                                                  25,419,769
                                                 -----------
             Hong Kong - 2.4%
    409,000  Cheung Kong Holdings Ltd.             4,525,217
    696,000  China Telecom, Ltd.                   6,138,163
  1,532,000  China Unicom Limited *                3,252,436
    295,500  Hong Kong Electric                      951,451
    415,000  Sun Hung Kai Properties Ltd.          2,981,194
                                                 -----------
                                                  17,848,461
                                                 -----------
             Italy - 3.1%
    850,028  ENI                                   4,906,192
  1,285,652  Telecom Italia                       17,662,030
                                                 -----------
                                                  22,568,222
                                                 -----------
             Japan - 17.4%
     37,300  Acom Co., Ltd.                        3,134,987
    219,000  Bank of Tokyo Mitsubishi              2,643,352
    362,000  Canon, Inc.                          18,009,609
    166,000  Fuji Photo Film                       6,788,271
    961,000  Hitachi Ltd (Hit. Seisakusho)        13,854,064
     82,000  Honda Motor Co., Ltd.                 2,789,222
     65,000  Hoya Corp.                            5,818,338
    153,500  Kao Corp.                             4,686,140
     64,000  Murata Manufacturing Co., Ltd.        9,178,176
    437,000  NEC Corp.                            13,711,574

                                                         Value
     Shares                                            (Note 2)

-----------------------------------------------------------------
             Japan (continued)
        476  Nippon Telegraph & Telephone Corp.       $ 6,323,942
        261  NTT Mobile Communcations Network, Inc.     7,058,042
     26,200  Rohm Co., Ltd.                             7,652,878
    188,000  Shiseido Co., Ltd.                         2,905,108
     73,100  Sony Corp.                                 6,818,900
    202,000  Takeda Chemical Industries, Ltd.          13,247,140
     26,600  Takefuji Corp.                             3,210,647
                                                      -----------
                                                      127,830,390
                                                      -----------
             Netherlands - 11.8%
    351,187  ABN-Amro Holdings                          8,597,093
    319,581  Elsevier NV                                3,869,007
    119,465  Fortis (NL) NV                             3,474,998
     59,020  Heineken NV                                3,589,508
    368,352  ING Groep NV                              24,880,115
    244,985  Koninklijke Ahold, NV                      7,205,572
    177,183  Koninklijke, NV                            8,350,351
    270,790  KPN NV                                    12,103,149
    130,810  Royal Dutch Petroleum Co.                  8,124,151
    151,235  TNT Post Group, NV                         4,075,934
     46,350  VNU NV                                     2,392,230
                                                      -----------
                                                       86,662,108
                                                      -----------
             New Zealand - 0.1%
    221,966  Telecom Corp. of New Zealand, Ltd.           775,749
                                                      -----------
             Portugal - 0.3%
    127,317  Electricidade de Portugal                  2,310,218
                                                      -----------
             Singapore - 1.3%
    429,075  DBS Group Holdings Ltd.                    5,515,630
    254,200  Overseas Chinese Banking Corp.             1,751,590
    150,000  Singapore Press Holdings, Ltd.             2,345,100
                                                      -----------
                                                        9,612,320
                                                      -----------
             South Korea - 0.6%
     52,475  Korea Telecom Corp., Sponsored ADR         2,538,478
     71,600  Pohang Iron & Steel Co., Sponsored ADR     1,718,400
                                                      -----------
                                                        4,256,878
                                                      -----------
             Spain - 2.3%
    695,214  Banco de Santander                         7,328,876
    446,347  Telefonica SA *                            9,581,017
                                                      -----------
                                                       16,909,893
                                                      -----------
             Sweden - 1.2%
    427,980  Ericsson AB                                8,475,092
                                                      -----------
             Switzerland - 9.0%
      4,225  Alusuisse Lonza Holdings, Registered       2,753,970
      1,043  Givaudan*                                    317,543
      4,225  Lonza AG, Registered                       2,202,140
      7,752  Nestle SA                                 15,520,162
      7,338  Novartis AG                               11,627,049
      1,043  Roche Holdings AG                         10,156,267

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                             Value
     Shares                                                 (Note 2)

----------------------------------------------------------------------
             Switzerland (continued)
      6,122  Schweiz Rueckverisch, Sponsored ADR          $ 12,482,003
     75,480  Union Bank of Switzerland                      11,061,881
                                                          ------------
                                                            66,121,015
                                                          ------------
             United Kingdom - 25.9%
    138,000  3I Group, Plc                                   2,840,261
    548,925  Allied Zurich, Plc                              6,480,169
    462,515  Barclays Bank, Plc                             11,487,578
    148,439  British American Tobacco Industries, Plc          993,636
  1,488,200  BTR Siebe, Plc, Sponsored ADR                   5,583,875
    751,350  Cable & Wireless, Plc                          12,767,165
    820,960  Cadbury Schweppes, Plc                          5,399,126
    912,912  Diageo, Plc                                     8,177,866
    355,331  EMI Group, Plc                                  3,298,786
    432,100  Glaxo Wellcome, Plc                            12,597,184
  1,022,542  Granada Group, Plc                             10,065,903
    934,200  Hilton Group, Plc                               3,282,405
    908,096  Lloyds TSB Group, Plc                           8,609,204
    615,317  Marconi, Plc                                    8,014,135
    225,450  Old Mutual, Plc                                   495,945
    170,720  Pearson, Plc                                    5,364,893
    246,535  Peninsular & Oriental Steam Navigation Co.      2,113,273
    838,600  Prudential Corp., Plc                          12,293,876
    106,260  Railtrack Group, Plc                            1,647,083
    326,250  Reuters Group, Plc                              5,568,435
     77,450  RMC Group, Plc                                  1,008,740
  1,912,896  Shell Transportation & Trading, Plc            16,107,349
    332,400  TI Group, Plc                                   1,794,661
  8,611,366  Vodafone Airtouch, Plc                         34,951,812
    190,775  Zeneca Group, Plc                               8,916,118
                                                          ------------
                                                           189,859,478
                                                          ------------

             Total Common Stocks                           693,668,216
                                                          ------------
             (Cost $557,867,371)
 Total Investments - 94.6%                                 693,668,216
                                                          ------------
 (Cost $557,867,371)
 Net Other Assets and Liabilities - 5.4%                    39,445,021
                                                          ------------
 Total Net Assets - 100.0%                                $733,113,237
                                                          ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

Industry Concentration
   of Common Stocks
as a Percentage of Net
        Assets:

Telephone Systems           16.1%
Banking                     11.2
Pharmaceuticals              9.7
Electronics                  7.4
Insurance                    7.1
Oil & Gas                    6.8
Communications               5.0
Beverages, Food & Tobacco    4.6
Media - Broadcasting &
 Publishing                  4.1
Industrial - Diversified     3.4
Electrical Equipment         3.1
Financial Services           2.3
Automotive                   1.9
Electric Utilities           1.8
Entertainment & Leisure      1.8
Chemicals                    1.6
Food Retailers               1.0
Real Estate                  1.0
Transportation               1.0
Commercial Services          0.9
Medical Supplies             0.8
Cosmetics & Personal Care    0.6
Metals                       0.6
Lodging                      0.5
Miscellaneous                0.2
Building Materials           0.1
Net Other Assets and
 Liabilities                 5.4
                           -----
 Total                     100.0%
                           =====

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

Contracts To                                                                      Unrealized Appreciation
  Receive     Currency Settlement Dates Contracts At Value In Exchange For U.S. $     (Depreciation)
------------  -------- ---------------- ------------------ ---------------------- -----------------------
   3,449,215    EUR        07/03/00     $        3,291,224 $            3,286,067 $                 5,157
     541,026    EUR        07/31/00                517,225                516,410                     815
 369,144,000    JPY        07/03/00              3,480,279              3,521,022                 (40,743)
   1,263,606    CHF        07/03/00                775,080                773,368                   1,712
                                        ------------------ ---------------------- -----------------------
                                        $        8,063,808 $            8,096,867 $               (33,059)
                                        ================== ====================== =======================

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

Contracts To                                                                      Unrealized Appreciation
  Deliver     Currency Settlement Dates Contracts At Value In Exchange For U.S. $     (Depreciation)
------------  -------- ---------------- ------------------ ---------------------- -----------------------
     247,171    GBP        07/03/00     $          374,339 $              370,312 $                (4,027)
     235,734    GBP        07/05/00                357,033                356,760                    (273)
 409,678,315    JPY        07/03/00              3,862,436              3,892,610                  30,174
 590,570,000    JPY        07/18/00              5,584,370              5,662,224                  77,854
 347,056,000    JPY        07/28/00              3,288,219              3,337,077                  48,858
 307,605,000    JPY        08/09/00              2,920,615              2,886,142                 (34,473)
 584,299,000    JPY        08/21/00              5,559,235              5,543,634                 (15,601)
 497,728,000    JPY        08/30/00              4,742,965              4,690,900                 (52,065)
 371,882,000    JPY        09/05/00              3,547,549              3,587,690                  40,141
                                        ------------------ ---------------------- -----------------------
                                        $       30,236,761 $           30,327,349 $                90,588
                                        ================== ====================== =======================

------------------
CHF Swiss Franc
EUR Euro Currency
GBP British Pound Sterling
JPY Japanese Yen

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost on investment securities for tax purposes was $557,867,371. Net unrealized appreciation (depreciation) aggregated $135,800,845, of which $171,511,373 related to appreciated investment securi-ties and $(35,710,528) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $177,149,583 and $92,575,943 of non-governmental issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $74,044,620. The value of collateral amounted to $78,039,259 which consisted of cash equiva-lents.

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Growth Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
------------------------------------------------------------
 COMMON STOCKS - 97.5%
         Advertising - 1.4%
 267,700 Interpublic Group of Companies, Inc.    $11,511,100
  63,200 Omnicom Group, Inc.                       5,628,750
                                                 -----------
                                                  17,139,850
                                                 -----------
         Apparel Retailers - 0.4%
  93,600 Kohls Corp.*                              5,206,500
                                                 -----------
         Banking - 4.5%
  84,300 Bank of America Corp.                     3,624,900
   6,700 Bank of New York Co., Inc.                  311,550
 465,050 Citigroup, Inc.                          28,019,262
 151,700 Fifth Third Bancorp                       9,595,025
 394,300 Firstar Corp.                             8,304,944
  50,100 Northern Trust Corp.                      3,259,631
   3,200 State Street Corp.                          339,400
  54,500 Zions Bancorp.                            2,501,038
                                                 -----------
                                                  55,955,750
                                                 -----------
         Beverages, Food & Tobacco - 0.8%
  65,800 Anheuser-Busch Companies, Inc.            4,914,437
 135,200 Sysco Corp.                               5,695,300
                                                 -----------
                                                  10,609,737
                                                 -----------
         Building Materials - 1.8%
 462,950 Home Depot, Inc.                         23,118,566
                                                 -----------
         Chemicals - 1.3%
  88,600 Avery Dennison Corp.                      5,947,275
 154,500 Praxair, Inc.                             5,784,094
  79,300 Sealed Air Corp.*                         4,153,337
                                                 -----------
                                                  15,884,706
                                                 -----------
         Communications - 5.6%
  92,200 Echostar Communications Corp.*            3,052,687
 250,200 Nextel Communications, Inc., Class A*    15,309,112
 292,800 Nokia Oyj Corp., Sponsored ADR           14,621,700
 410,600 Nortel Networks Corp.                    28,023,450
 131,000 Tellabs, Inc.*                            8,965,312
                                                 -----------
                                                  69,972,261
                                                 -----------
         Computer Software & Processing - 9.6%
 185,500 America Online, Inc.*                     9,785,125
  93,200 BEA Systems, Inc.*                        4,607,575
  52,000 Brocade Communications Systems, Inc.*     9,541,189
  62,500 I2 Technologies, Inc.*                    6,516,600
 427,700 Microsoft Corp.*                         34,216,000
 193,700 Oracle Corp.*                            16,282,906
 214,700 Sun Microsystems, Inc.*                  19,524,281
 131,650 VERITAS Software Corp.*                  14,878,504
  39,600 Yahoo!, Inc.*                             4,905,450
                                                 -----------
                                                 120,257,630
                                                 -----------

                                                       Value
  Shares                                             (Note 2)
---------------------------------------------------------------
         Computers & Information - 8.4%
 211,400 Apple Computer, Inc.*                      $11,072,075
 694,400 Cisco Systems, Inc.*                        44,137,800
  82,400 Comverse Technology, Inc.*                   7,663,200
 264,000 EMC Corp.*                                  20,311,500
 112,800 Hewlett-Packard Co.                         14,085,900
  47,900 Siebel Systems, Inc.*                        7,834,644
                                                    -----------
                                                    105,105,119
                                                    -----------
         Cosmetics & Personal Care - 1.8%
  75,600 Avon Products, Inc.                          3,364,200
 163,600 Colgate-Palmolive Co.                        9,795,550
 203,300 Estee Lauder Cos., Inc., Class A            10,050,644
                                                    -----------
                                                     23,210,394
                                                    -----------
         Electronics - 9.5%
  27,100 Broadcom Corp.*                              5,933,206
  69,700 General Motors Corp., Class H*               6,116,175
 329,300 Intel Corp.                                 44,023,294
 172,900 Linear Technology Corp.                     11,054,794
 117,400 LSI Logic Corp.*                             6,354,275
 155,400 SCI Systems, Inc.*                           6,089,737
 122,100 Teradyne, Inc.*                              8,974,350
 279,400 Texas Instruments, Inc.                     19,191,287
 144,000 Xilinx, Inc.*                               11,889,000
                                                    -----------
                                                    119,626,118
                                                    -----------
         Financial Services - 2.4%
 368,600 American Express Co.                        19,213,275
 339,750 Charles Schwab Corp.                        11,424,094
                                                    -----------
                                                     30,637,369
                                                    -----------
         Forest Products & Paper - 0.9%
 206,300 Kimberly-Clark Corp.                        11,836,462
                                                    -----------
         Heavy Machinery - 1.4%
 194,400 Applied Materials, Inc.*                    17,617,500
                                                    -----------
         Household Products - 1.1%
  52,900 Corning, Inc.                               14,276,387
                                                    -----------
         Industrial - Diversified - 7.6%
 956,400 General Electric Co.                        50,689,200
 929,400 Tyco International, Ltd.                    44,030,325
                                                    -----------
                                                     94,719,525
                                                    -----------
         Insurance - 2.3%
 207,150 American International Group, Inc.          24,340,125
  45,800 CIGNA Corp.                                  4,282,300
                                                    -----------
                                                     28,622,425
                                                    -----------
         Media - Broadcasting & Publishing - 5.8%
 227,100 Clear Channel Communications, Inc.*         17,032,500
 213,500 Time Warner, Inc.                           16,226,000
 571,461 Viacom, Inc., Class B*                      38,966,497
                                                    -----------
                                                     72,224,997
                                                    -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Growth Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                           Value
  Shares                                                 (Note 2)
---------------------------------------------------------------------
         Medical Supplies - 3.4%
 153,500 Allergan, Inc.                                 $  11,435,750
  94,700 Baxter International, Inc.                         6,658,594
 152,000 JDS Uniphase Corp.*                               18,221,000
  95,900 PE Corp. - PE Biosystems Group                     6,317,413
                                                        -------------
                                                           42,632,757
                                                        -------------
         Oil & Gas - 5.6%
 138,300 Anadarko Petroleum Corp.                           6,819,919
 121,400 Apache Corp.                                       7,139,838
 401,900 Conoco, Inc., Class A                              8,841,800
 306,700 Enron Corp.                                       19,782,150
 209,000 Exxon Mobil Corp.                                 16,406,500
 179,800 Royal Dutch Petroleum Co.                         11,068,938
                                                        -------------
                                                           70,059,145
                                                        -------------
         Pharmaceuticals - 9.5%
 195,000 American Home Products Corp.                      11,456,250
 232,800 AMGEN, Inc.*                                      16,354,200
  65,400 Genentech, Inc.*                                  11,248,800
  83,900 Lilly (Eli) & Co.                                  8,379,513
 791,175 Pfizer, Inc.                                      37,976,400
 175,600 Pharmacia Corp.                                    9,076,325
 480,400 Schering-Plough Corp.                             24,260,200
                                                        -------------
                                                          118,751,688
                                                        -------------
         Retailers - 4.6%
 165,900 CVS Corp.                                          6,636,000
 225,300 RadioShack Corp.                                  10,673,588
 179,100 Target Corp.                                      10,387,800
 391,600 TJX Cos., Inc.                                     7,342,500
 402,200 Wal-Mart Stores, Inc.                             23,176,775
                                                        -------------
                                                           58,216,663
                                                        -------------
         Securities Broker - 1.1%
  59,200 Merrill Lynch & Co., Inc.                          6,808,000
  77,400 Morgan Stanley Dean Witter & Co.                   6,443,550
                                                        -------------
                                                           13,251,550
                                                        -------------
         Telephone Systems - 6.3%
 151,900 Alltel Corp.                                       9,408,306
 985,800 AT&T Corp. - Liberty Media Group, Class A *       23,905,650
 284,600 Sprint Corp.                                      14,514,600
 203,900 Sprint Corp. (PCS Group) *                        12,132,050
 266,400 Vodafone AirTouch, Plc                            11,038,950
  71,371 VoiceStream Wireless Corp. *                       8,300,226
                                                        -------------
                                                           79,299,782
                                                        -------------
         Transportation - 0.4%
  83,600 United Parcel Service, Class B                     4,932,400
                                                        -------------
         Total Common Stocks                            1,223,165,281
                                                        -------------
         (Cost $913,502,186)

                                                                    Value
  Par Value                                                       (Note 2)
---------------------------------------------------------------------------
 U.S. AGENCY OBLIGATION - 0.5%
             Sallie Mae - 0.5%
  $6,000,000 6.34%, 08/14/01(a)                                  $6,000,000
                                                                 ----------
             Total U.S. Agency Obligation                         6,000,000
                                                                 ----------
             (Cost $6,000,000)
 CORPORATE NOTES AND BONDS - 0.7%
             Automotive - 0.1%
   1,100,000 Ford Motor Credit Corp.
             6.25%, 11/08/00                                      1,096,552
                                                                 ----------
             Chemicals - 0.4%
   5,000,000 Du Pont (E.I.) De Nemours and Co. 6.63%, 08/29/00    4,999,500
                                                                 ----------
             Securities Broker - 0.2%
   1,000,000 Morgan Stanley Dean Witter & Co.
             6.80%, 04/16/01                                      1,001,595
   1,300,000 Paine Webber Group, Inc.
             5.83%, 01/25/01                                      1,288,791
                                                                 ----------
                                                                  2,290,386
                                                                 ----------
             Total Corporate Notes and Bonds                      8,386,438
                                                                 ----------
             (Cost $8,434,534)
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 0.1%
   1,746,990 Huntington Auto Trust, Series 2000-A,
             Class A1, CMO
             6.32%, 04/15/01                                      1,744,260
                                                                 ----------
             Total Asset-Backed and Mortgage-Backed Securities    1,744,260
             (Cost $1,746,990)                                   ----------
 COMMERCIAL PAPER (b) - 1.8%
             Banking - 0.3%
   3,000,000 Christiania Bank
             6.65%, 09/12/00                                      2,959,515
                                                                 ----------
             Financial Services - 0.8%
  10,000,000 ASAP Funding, Ltd.
             7.20%, 07/05/00                                      9,992,000
                                                                 ----------
             Securities Broker - 0.7%
   8,900,000 Paine Webber Group, Inc.
             7.10%, 07/03/00                                      8,896,490
                                                                 ----------

             Total Commercial Paper                              21,848,005
             (Cost $21,848,005)                                  ----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Growth Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                            Value
  Shares                                   (Note 2)
-------------------------------------------------------
 INVESTMENT COMPANY - 0.0%
 432,226 SSgA Prime Money Market Fund    $      432,226
                                         --------------

         Total Investment Company               432,226
         (Cost $432,226)                 --------------
 Total Investments - 100.6%              1,261,576,210
 (Cost $951,963,941)                    --------------
 Net Other Assets and Liabilities -
  (0.6)%                                    (7,157,804)
                                         --------------
 Total Net Assets - 100.0%              $1,254,418,406
                                         ==============

------------------
*    Non-income producing security.
(a) Variable rate security. The rate shown reflects rate in effect at June 30, 2000.
(b)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
CMO  Collateralized Mortgage Obligation.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $951,963,941. Net unrealized appreciation (depreciation) aggregated $309,612,269, of which $346,439,782 related to appreciated investment securi-ties and $(36,827,513) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $453,698,068 and $384,148,055 of non-governmental issuers, respectively, and $6,000,000 and $9,418,867 of U.S. Government and Agency issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $133,801,138. The value of collateral amounted to $139,415,825 which consisted of cash equiv-alents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Strategic Growth Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
 COMMON STOCKS - 95.3%
         Advertising - 0.5%
   6,900 Mypoints.com, Inc.*                      $  130,776
   7,200 Ventiv Health, Inc.*                         80,100
                                                  ----------
                                                     210,876
                                                  ----------
         Commercial Services - 15.9%
   8,000 About.com*                                  252,000
   2,600 Alteon Websystems, Inc.*                    260,162
   3,600 Celgene Corp.*                              211,950
   3,200 Checkfree Holdings Corp.*                   165,000
  10,000 Corporate Executive Board Co.*              598,750
   3,500 Critical Path, Inc.*                        204,094
  20,700 CSG Systems International, Inc.*          1,160,494
  22,500 Dendrite International, Inc.*               749,531
   3,200 Diamond Technology Partners, Inc.*          281,600
   8,600 eLoyalty Corp.*                             109,650
     400 Exult, Inc.*                                  4,000
  10,100 Goto.com, Inc.*                             154,656
  18,400 Hotjobs.com, Ltd.*                          254,150
     300 I3 Mobile, Inc.*                              5,512
   5,800 Interwoven, Inc.*                           637,910
  11,300 Iprint.com, Inc.*                            55,441
   5,100 Lexicon Genetics, Inc.*                     175,312
  14,400 Macrovision Corp.*                          920,475
   3,300 Probusiness Services, Inc.*                  87,656
   1,700 Register.com, Inc.*                          51,956
   6,100 Versata, Inc.*                              245,906
     600 WebMethods, Inc.*                            94,312
                                                  ----------
                                                   6,680,517
                                                  ----------
         Communications - 11.8%
     200 Accelerated Networks, Inc.*                   8,437
       1 COMSAT Corp.                                     24
  44,400 Exodus Communications, Inc.*              2,045,175
  10,000 Lifeminders, Inc.*                          295,625
   6,200 Mercury Interactive Corp.*                  599,850
  10,200 Netro Corp.*                                585,225
   4,200 Pegasus Communications Corp.*               206,062
   5,100 Polycom, Inc.*                              479,878
   2,100 Powerwave Technologies, Inc.*                92,400
   2,700 Sonus Networks, Inc.*                       426,262
   6,500 Spectrasite Holdings, Inc.*                 184,437
                                                  ----------
                                                   4,923,375
                                                  ----------
         Computer Software & Processing - 26.6%
   4,700 Active Software, Inc.*                      365,131
   6,000 Agile Software Corp.*                       424,125
   1,100 Click Commerce, Inc.*                        24,887
   2,300 E.piphany, Inc.*                            246,531
   8,900 Extensity, Inc.*                            304,825
  17,300 HNC Software, Inc.*                       1,068,275
   2,300 Keynote Systems, Inc.*                      162,294
   3,300 Macromedia, Inc.*                           319,069
   7,000 Micromuse, Inc.*                          1,158,391
   3,300 Netiq Corp.*                                196,762

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Computer Software & Processing (continued)
  17,000 Peregrine Systems, Inc.*                     $  589,687
   6,600 Quest Software, Inc.*                           365,475
  14,200 Razorfish, Inc.*                                228,087
   6,700 Retek, Inc.*                                    214,400
   3,100 Saba Software, Inc.*                             65,100
   4,900 Scient Corp.*                                   216,213
   7,200 Selectica, Inc.*                                504,450
   7,500 Smartforce Plc*                                 360,000
   3,300 Software.com, Inc.*                             428,588
  16,800 Tibco Software, Inc.*                         1,801,538
   6,700 TriZetto Group, Inc.*                           108,456
   5,100 Verio, Inc.*                                    282,970
   7,000 VeriSign, Inc.*                               1,235,500
   6,600 Viant Corp.*                                    195,525
   5,100 Vignette Corp.*                                 265,280
                                                      ----------
                                                      11,131,559
                                                      ----------
         Computers & Information - 12.4%
     814 Cisco Systems, Inc.*                             51,748
   3,200 Cobalt Networks, Inc.*                          185,200
   5,300 Digex, Inc.*                                    360,069
   7,000 Informatica Corp.*                              573,563
  25,600 Infospace.com, Inc.*                          1,414,400
  15,300 Mcafee.com Corp.*                               398,756
   7,000 Navisite, Inc.*                                 292,688
   8,600 Predictive Systems, Inc.*                       309,063
   8,200 Proxicom, Inc.*                                 392,575
   7,500 Siebel Systems, Inc.*                         1,226,719
                                                      ----------
                                                       5,204,781
                                                      ----------
         Electric Utilities - 0.2%
  10,000 Independent Energy Holdings Plc*                 83,125
                                                      ----------
         Electrical Equipment - 1.2%
  11,200 Micrel, Inc.*                                   486,500
                                                      ----------
         Electronics - 9.2%
   2,100 Exar Corp.*                                     183,094
  29,100 Gemstar International Group, Ltd.*            1,788,285
     400 Marvell Technology Group, Ltd.*                  22,800
  10,300 Maxim Integrated Products, Inc.*                699,756
   9,000 Semtech Corp.*                                  688,360
   5,800 Silicon Image, Inc.*                            289,275
   2,500 Transwitch Corp.*                               192,969
                                                      ----------
                                                       3,864,539
                                                      ----------
         Entertainment & Leisure - 0.5%
   6,600 Westwood One, Inc.*                             225,225
                                                      ----------
         Financial Services - 0.2%
   8,700 Nextcard, Inc.*                                  73,950
                                                      ----------

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Strategic Growth Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                               Value
  Shares                                                     (Note 2)
----------------------------------------------------------------------
         Heavy Machinery - 1.1%
   2,900 Capstone Turbine Corp.*                            $  130,681
   1,400 Gasonics International Corp.*                          55,213
   4,600 Varian Semiconductor Equipment Associates, Inc.*      288,938
                                                            ----------
                                                               474,832
                                                            ----------
         Media - Broadcasting & Publishing - 3.8%
   3,400 Citadel Communications Corp.*                         118,788
   6,900 Cox Radio, Inc.*                                      193,200
   8,600 Emmis Communications Corp.*                           355,825
   2,600 Entercom Communications Corp.*                        126,750
  10,200 Mediacom Communications Corp.*                        156,825
   8,500 Radio One, Inc.*                                      251,281
  17,000 Radio One, Inc., Class D*                             375,063
                                                            ----------
                                                             1,577,732
                                                            ----------
         Medical Supplies - 0.9%
   4,400 Cymer, Inc.*                                          210,100
   1,300 Diametrics Medical, Inc.*                               7,353
   4,100 Emisphere Technologies, Inc.*                         174,699
                                                            ----------
                                                               392,152
                                                            ----------
         Pharmaceuticals - 7.5%
  15,100 Alkermes, Inc.*                                       711,588
   7,600 Andrx Corp.*                                          485,806
   3,700 Aurora Biosciences Corp.*                             252,294
   7,000 Imclone Systems, Inc.*                                535,063
   5,500 Medarex, Inc.*                                        464,750
   2,000 Protein Design Labs, Inc.*                            329,906
   6,100 Titan Pharmaceuticals, Inc.*                          262,300
   1,100 United Therapeutics Corp.*                            119,213
                                                            ----------
                                                             3,160,920
                                                            ----------
         Retailers - 1.6%
   9,600 Cost Plus, Inc.*                                      275,400
   4,600 eBay, Inc.*                                           249,838
   5,700 Linens 'N Things, Inc.*                               154,613
                                                            ----------
                                                               679,851
                                                            ----------

                                       Value
  Shares                             (Note 2)
---------------------------------------------------
         Securities Broker - 0.9%
  21,400 E*TRADE Group, Inc.*       $   353,100
                                    -----------
         Telephone Systems - 1.0%
   6,300 AT&T Canada, Inc.*             209,081
  14,700 Network Plus Corp.*            208,556
                                    -----------
                                        417,637
                                    -----------

         Total Common Stocks         39,940,671
                                    -----------
         (Cost $39,626,548)
 Total Investments - 95.3%           39,940,671
                                    -----------
 (Cost $39,626,548)
 Net Other Assets and
 Liabilities - 4.7%                   1,990,582
                                    -----------
 Total Net Assets - 100.0%          $41,931,253
                                    ===========

------------------
*   Non-income producing security.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $39,626,548. Net unrealized appreciation (depreciation) aggregated $314,123, of which $5,127,292 related to appreciated investment securities and $(4,813,169) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $53,080,620 and $40,540,110 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Growth and Income Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 97.1%
         Advertising - 0.1%
  16,100 DoubleClick, Inc.*                        $  613,812
                                                   ----------
         Aerospace & Defense - 0.9%
  48,100 Boeing Co.                                 2,011,181
 159,500 Honeywell International, Inc.              5,373,156
  48,500 Lockheed Martin Corp.                      1,203,406
                                                   ----------
                                                    8,587,743
                                                   ----------
         Apparel Retailers - 0.7%
 148,900 Gap, Inc.                                  4,653,125
  64,000 Limited, Inc.                              1,384,000
  10,400 Nordstrom, Inc.                              250,900
                                                   ----------
                                                    6,288,025
                                                   ----------
         Automotive - 1.9%
  40,800 Dana Corp.                                   864,450
  74,500 Delphi Automotive Systems Corp.            1,084,906
 180,200 Ford Motor Co.                             7,748,600
  81,900 General Motors Corp.                       4,755,319
  21,700 Goodrich (B.F.) Co.                          739,156
  38,800 Goodyear Tire & Rubber Co.                   776,000
  17,000 ITT Industries, Inc.                         516,375
  15,600 Paccar, Inc.                                 619,125
  23,594 Visteon Corp.*                               286,079
                                                   ----------
                                                   17,390,010
                                                   ----------
         Banking - 4.9%
   6,500 Associated Banc Corp.                        141,781
  99,800 Associates First Capital Corp., Class A    2,226,787
   2,400 Banc One Corp.                                63,750
  14,400 Banknorth Group, Inc.                        220,500
  16,700 Capital One Financial Corp.                  745,237
  31,000 Charter One Financial, Inc.                  713,000
  52,650 Chase Manhattan Corp.                      2,425,191
  36,600 CIT Group, Inc., Class A                     594,750
 267,700 Citigroup, Inc.                           16,128,925
  20,400 Comerica, Inc.                               915,450
  28,900 Dime Bancorp, Inc.                           455,175
  17,600 First Tennessee National Corp.               291,500
 144,800 First Union Corp.                          3,592,850
   2,100 Firstar Corp.                                 44,231
  11,800 FirstMerit Corp.                             252,225
 111,800 Fleet Boston Financial Corp.               3,801,200
  16,500 Golden West Financial Corp.                  673,406
  17,600 Greenpoint Financial Corp.                   330,000
  22,000 Hibernia Corp., Class A                      239,250
  69,200 KeyCorp                                    1,219,650
  16,500 Marshall & Ilsley Corp.                      684,750
   9,300 Mercantile Bankshares Corp.                  277,256
  22,200 North Fork Bancorp., Inc.                    335,775
  46,700 PNC Bank Corp.                             2,189,062
  21,600 Regions Financial Corp.                      429,300
  24,900 Southtrust Corp.                             563,362
  15,300 Sovereign Bancorp, Inc.                      107,579

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
         Banking (continued)
  24,400 Summit Bancorp                           $  600,850
  11,000 TCF Financial Corp.                         282,562
 102,600 U.S. Bancorp                              1,975,050
  74,800 Washington Mutual, Inc.                   2,159,850
                                                  ----------
                                                  44,680,254
                                                  ----------
         Beverages, Food & Tobacco - 4.1%
  39,700 Best Foods                                2,749,225
  51,300 Coca-Cola Co.                             2,946,544
  58,200 H.J. Heinz Co.                            2,546,250
  52,900 Kellogg Co.                               1,573,775
  52,700 Nabisco Group Holdings Corp., Class A     2,766,750
 425,600 Philip Morris Cos., Inc.                 11,305,000
  23,900 Quaker Oats Co.                           1,795,487
  26,900 Ralston Purina Group                        536,319
  16,900 Safeway, Inc.*                              762,612
 126,400 Seagram Co., Ltd.                         7,331,200
  68,900 Unilever NV                               2,962,700
                                                  ----------
                                                  37,275,862
                                                  ----------
         Building Materials - 0.9%
 118,400 Home Depot, Inc.                          5,912,600
  50,000 Lowes Cos., Inc.                          2,053,125
   5,000 USG Corp.                                   151,875
                                                  ----------
                                                   8,117,600
                                                  ----------
         Chemicals - 0.7%
  73,000 Air Products & Chemicals, Inc.            2,249,312
  36,800 Dow Chemical Co.                          1,110,900
     300 IMC Global, Inc.                              3,900
  31,700 PPG Industries, Inc.                      1,404,706
  45,400 Praxair, Inc.                             1,699,662
                                                  ----------
                                                   6,468,480
                                                  ----------
         Commercial Services - 0.4%
   1,500 Automatic Data Processing, Inc.              80,344
 240,700 Cendant Corp.*                            3,369,800
     300 Equifax, Inc.                                 7,875
   2,600 Incyte Pharmaceuticals, Inc.*               213,687
                                                  ----------
                                                   3,671,706
                                                  ----------
         Communications - 3.7%
  80,800 Lucent Technologies, Inc.                 4,787,400
 347,300 Nortel Networks Corp.                    23,703,225
  17,600 Qualcomm, Inc.*                           1,056,000
  52,300 Tellabs, Inc.*                            3,579,281
                                                  ----------
                                                  33,125,906
                                                  ----------
         Computer Software & Processing - 10.4%
  16,100 Adobe Systems, Inc.                       2,093,000
 248,600 America Online, Inc.*                    13,113,650
   5,100 Autodesk, Inc.                              176,906
  33,500 BMC Software, Inc.*                       1,222,227
  26,600 Citrix Systems, Inc.*                       503,737

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Growth and Income Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Computer Software & Processing (continued)
  88,700 Computer Associates International, Inc.      $4,540,331
  17,200 Electronic Data Systems Corp.                   709,500
 500,000 Microsoft Corp.*                             40,000,000
  12,800 Networks Associates, Inc.*                      260,800
  84,500 Oracle Corp.*                                 7,103,281
 200,900 Sun Microsystems, Inc.*                      18,269,344
   7,800 Symantec Corp.*                                 420,712
   6,900 Tibco Software, Inc.*                           739,917
  21,500 VERITAS Software Corp.*                       2,429,835
  22,800 Yahoo!, Inc.*                                 2,824,350
                                                      ----------
                                                      94,407,590
                                                      ----------
         Computers & Information - 9.0%
  38,600 Apple Computer, Inc.*                         2,021,675
 628,900 Cisco Systems, Inc.*                         39,974,456
 116,500 Compaq Computer Corp.                         2,978,031
 261,100 Dell Computer Corp.*                         12,875,494
  50,200 EMC Corp.*                                    3,862,262
  58,400 Hewlett-Packard Co.                           7,292,700
  45,100 International Business Machines Corp.         4,941,269
  15,400 Lexmark International Group, Inc.*            1,035,650
  12,800 Quantum Corp.*                                  124,000
  55,200 Seagate Technology, Inc.*                     3,036,000
  18,400 Siebel Systems, Inc.*                         3,009,550
                                                      ----------
                                                      81,151,087
                                                      ----------
         Cosmetics & Personal Care - 2.0%
  38,500 Clorox Co.                                    1,725,281
  13,500 Estee Lauder Cos., Inc., Class A                667,406
 134,500 Gillette Co.                                  4,699,094
 186,900 Procter & Gamble Co.                         10,700,025
                                                      ----------
                                                      17,791,806
                                                      ----------
         Electric Utilities - 1.6%
  17,200 Allegheny Energy, Inc.                          470,850
  23,700 American Electric Power, Inc.                   702,112
  25,200 Cinergy Corp.                                   641,025
  21,900 CMS Energy Corp.                                484,537
  33,700 Consolidated Edison, Inc.                       998,362
  47,800 CP&L, Inc.                                    1,526,612
   9,200 Dominion Resources, Inc.                        394,450
  30,300 DTE Energy Co.                                  926,044
  52,700 Edison International                          1,080,350
  35,600 Entergy Corp.                                   967,875
  11,600 Florida Power & Light Group Capital, Inc.       574,200
  23,100 GPU, Inc.                                       625,144
  19,900 NiSource, Inc.                                  370,637
  61,100 PG&E Corp.                                    1,504,587
  17,000 Pinnacle West Capital Corp.                     575,875
  24,600 PPL Resources, Inc.                             539,662
  55,500 TXU Corp.                                     1,637,250
  21,200 Wisconsin Energy Corp.                          420,025
                                                      ----------
                                                      14,439,597
                                                      ----------

                                                  Value
  Shares                                        (Note 2)
---------------------------------------------------------
         Electrical Equipment - 0.5%
  63,400 Eastman Kodak Co.                     $3,772,300
  23,300 Rockwell International Corp.             733,950
   2,300 Xerox Corp.                               47,725
                                               ----------
                                                4,553,975
                                               ----------
         Electronics - 7.4%
  16,000 Advanced Micro Devices*                1,236,000
  10,000 Altera Corp.*                          1,019,375
 305,100 Intel Corp.                           40,788,056
   5,800 Lattice Semiconductor Corp.*             400,925
 252,000 Motorola, Inc.                         7,323,750
  20,600 National Semiconductor Corp.*          1,169,050
 214,800 Texas Instruments, Inc.               14,754,075
                                               ----------
                                               66,691,231
                                               ----------
         Entertainment & Leisure - 0.2%
  28,000 Hasbro, Inc.                             421,750
  90,800 Mattel, Inc.                           1,197,425
                                               ----------
                                                1,619,175
                                               ----------
         Financial Services - 2.7%
   6,400 A.G. Edwards, Inc.                       249,600
 218,103 Charles Schwab Corp.                   7,333,726
  15,500 Countrywide Credit Industries, Inc.      469,844
 139,200 Fannie Mae                             7,264,500
  36,700 Franklin Resources, Inc.               1,114,762
  95,100 Freddie Mac                            3,851,550
  64,600 Household International, Inc.          2,684,937
  16,500 Providian Financial Corp.              1,485,000
   3,400 Wilmington Trust Corp.                   145,350
                                               ----------
                                               24,599,269
                                               ----------
         Food Retailers - 0.3%
 141,300 Kroger Co.*                            3,117,431
                                               ----------
         Forest Products & Paper - 0.6%
  41,000 Fort James Corp.                         948,125
  27,500 Georgia-Pacific Corp.                    721,875
  71,900 International Paper Co.                2,143,519
  18,200 Kimberly-Clark Corp.                   1,044,225
  41,900 Smurfit-Stone Container Corp.*           539,463
  10,400 Temple Inland, Inc.                      436,800
                                               ----------
                                                5,834,007
                                               ----------
         Health Care Providers - 0.6%
  90,500 HCA - The Healthcare Corporation       2,748,938
  65,200 Tenet Healthcare Corp.                 1,760,400
  13,600 Wellpoint Health Networks, Inc.*         985,150
                                               ----------
                                                5,494,488
                                               ----------
         Heavy Machinery - 1.4%
  97,100 Applied Materials, Inc.*               8,799,688
  30,600 Baker Hughes, Inc.                       979,200
  51,900 Caterpillar, Inc.                      1,758,113
   4,400 Cooper Cameron Corp.*                    290,400

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Growth and Income Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Heavy Machinery (continued)
  25,300 Ingersoll-Rand Co.                                   $1,018,325
   1,900 W.W. Grainger, Inc.                                      58,544
                                                              ----------
                                                              12,904,270
                                                              ----------
         Home Construction, Furnishings & Appliances - 0.1%
  13,700 Johnson Controls, Inc.                                  702,981
                                                              ----------
         Household Products - 0.4%
   1,300 Corning, Inc.                                           350,838
  89,300 Rohm & Haas Co.                                       3,080,850
                                                              ----------
                                                               3,431,688
                                                              ----------
         Industrial - Diversified - 5.2%
 686,400 General Electric Co.                                 36,379,200
 227,300 Tyco International, Ltd.                             10,768,338
                                                              ----------
                                                              47,147,538
                                                              ----------
         Insurance - 3.4%
  32,700 Aetna, Inc.                                           2,098,931
 225,400 Allstate Corp.                                        5,015,150
  19,400 AMBAC Financial Group, Inc.                           1,063,363
  31,400 American International Group, Inc.                    3,689,500
  46,100 AON Corp.                                             1,431,981
  47,300 AXA Financial, Inc.                                   1,608,200
  29,100 CIGNA Corp.                                           2,720,850
  42,700 Hartford Financial Services Group, Inc.               2,388,531
  65,600 John Hancock Financial Services, Inc.*                1,553,900
  33,700 Lincoln National Corp.                                1,217,413
  27,800 MBIA, Inc.                                            1,339,613
 162,600 Metlife, Inc.*                                        3,424,763
  36,500 Torchmark Corp.                                         901,094
  21,500 Unitedhealth Group, Inc.                              1,843,625
                                                              ----------
                                                              30,296,914
                                                              ----------
         Lodging - 0.3%
  31,600 Marriott International, Inc., Class A                 1,139,575
  55,500 Starwood Hotels & Resorts Worldwide, Inc.             1,793,344
                                                              ----------
                                                               2,932,919
                                                              ----------
         Media - Broadcasting & Publishing - 2.2%
  10,900 Allegiance Telecom, Inc.*                               697,600
 100,200 Comcast Corp., Class A*                               4,058,100
  35,300 Fox Entertainment Group, Class A*                     1,072,238
  54,300 Gannett Co., Inc.                                     3,247,819
  12,400 Knight-Ridder, Inc.                                     659,525
  18,500 New York Times Co., Class A                             730,750
 122,000 Time Warner, Inc.                                     9,272,000
                                                              ----------
                                                              19,738,032
                                                              ----------
         Medical Supplies - 1.0%
  26,087 Agilent Technologies, Inc.*                           1,923,916
     600 Baxter International, Inc.                               42,188
  44,000 Becton, Dickinson & Co.                               1,262,250
   5,900 C.R. Bard, Inc.                                         283,938

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
         Medical Supplies (continued)
  15,000 Eaton Corp.                              $1,005,000
   3,200 Guidant Corp.*                              158,400
     900 JDS Uniphase Corp.*                         107,888
  60,100 Medtronic, Inc.                           2,993,731
   2,700 PE Corp. - PE Biosystems Group              177,863
  17,500 St. Jude Medical, Inc.*                     802,813
                                                  ----------
                                                   8,757,987
                                                  ----------
         Metals - 0.7%
   7,700 Alcan Aluminum, Ltd.                        238,700
 162,800 Alcoa, Inc.                               4,721,200
  21,400 Allegheny Technologies, Inc.                385,200
  21,100 Cooper Industries, Inc.                     687,069
  12,900 Phelps Dodge Corp.                          479,719
                                                  ----------
                                                   6,511,888
                                                  ----------
         Oil & Gas - 5.9%
   7,800 Apache Corp.                                458,738
  60,200 Chevron Corp.                             5,105,713
  13,100 Columbia Energy Group                       859,688
  16,300 Conoco, Inc., Class A                       358,600
  41,100 Conoco, Inc., Class B                     1,009,519
   7,800 Devon Energy Corp.                          438,263
  13,900 Dynegy, Inc.                                949,544
  20,800 El Paso Energy Corp.                      1,059,500
     500 Enron Corp.                                  32,250
 320,000 Exxon Mobil Corp.                        25,120,000
  20,400 Global Marine, Inc.*                        575,025
 196,600 Royal Dutch Petroleum Co.                12,103,188
  50,900 Texaco, Inc.                              2,710,425
  48,400 Union Pacific Resources Group, Inc.       1,064,800
  39,500 Williams Cos., Inc.                       1,646,656
                                                  ----------
                                                  53,491,909
                                                  ----------
         Pharmaceuticals - 9.7%
 136,000 Abbott Laboratories                       6,060,500
  17,500 ALZA Corp., Class A*                      1,034,688
 200,800 American Home Products Corp.             11,797,000
 248,600 Bristol-Myers Squibb Co.                 14,480,950
   6,800 Forest Laboratories, Inc.*                  686,800
   8,700 Genzyme Corp.*                              517,106
   5,300 Human Genome Sciences Inc.*                 706,888
 173,900 Lilly (Eli) & Co.                        17,368,263
  56,000 Merck & Co., Inc.                         4,291,000
 243,650 Pfizer, Inc.                             11,695,200
 215,100 Pharmacia Corp.                          11,117,981
 146,400 Schering-Plough Corp.                     7,393,200
   7,400 Watson Pharmaceuticals, Inc.*               397,750
                                                  ----------
                                                  87,547,326
                                                  ----------
         Restaurants - 0.2%
  53,900 McDonald's Corp.                          1,775,331
                                                  ----------
         Retailers - 3.4%
  29,600 Circuit City Stores-Circuit City Group      982,350
  37,400 Federated Department Stores, Inc.*        1,262,250

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Growth and Income Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
-----------------------------------------------------------------
         Retailers (continued)
  43,200 J.C. Penney Co., Inc.                        $   796,500
  57,300 May Department Stores Co.                      1,375,200
  42,700 Sears Roebuck & Co.                            1,393,088
  76,700 Target Corp.                                   4,448,600
  60,600 TJX Cos., Inc.                                 1,136,250
 340,400 Wal-Mart Stores, Inc.                         19,615,550
                                                      -----------
                                                       31,009,788
                                                      -----------
         Securities Broker - 2.6%
  18,200 Ameritrade Holding Corp.*                        211,575
  18,600 Bear Stearns Cos., Inc.                          774,225
  44,200 E*TRADE Group, Inc.*                             729,300
  66,500 Goldman Sachs and Co.                          6,309,188
  17,900 Lehman Brothers Holdings, Inc.                 1,692,669
  58,400 Merrill Lynch & Co., Inc.                      6,716,000
  62,300 Morgan Stanley Dean Witter & Co.               5,186,475
  14,500 Paine Webber Group, Inc.                         659,750
  51,800 TD Waterhouse Group, Inc.*                       896,788
                                                      -----------
                                                       23,175,970
                                                      -----------
         Telephone Systems - 6.4%
  30,100 Alltel Corp.                                   1,864,319
 267,335 AT&T Corp.                                     8,454,469
  40,200 AT&T Corp. - Liberty Media Group, Class A*       974,850
  72,600 Bell Atlantic Corp.                            3,688,988
 114,900 Global Crossing Ltd.*                          3,023,306
 132,600 GTE Corp.                                      8,254,350
 294,600 SBC Communications, Inc.                      12,741,450
  32,700 Sprint Corp. (PCS Group)*                      1,945,650
  30,600 U.S. West, Inc.                                2,623,950
 306,000 Worldcom, Inc.*                               14,037,750
                                                      -----------
                                                       57,609,082
                                                      -----------
         Textiles, Clothing & Fabrics - 0.1%
  32,000 Jones Apparel Group, Inc.*                       752,000
     600 Nike, Inc., Class B                               23,888
                                                      -----------
                                                          775,888
                                                      -----------
         Transportation - 0.5%
  62,700 Burlington Northern Santa Fe Corp.             1,438,181
   3,700 C.H. Robinson Worldwide, Inc.                    183,150
  22,300 CSX Corp.                                        472,481
  40,500 Norfolk Southern Corp.                           602,438
  46,100 Union Pacific Corp.                            1,714,344
                                                      -----------
                                                        4,410,594
                                                      -----------
         Total Common Stocks                          878,139,159
                                                      -----------
         (Cost $817,725,322)

                                                   Value
  Par Value                                       (Note 2)
------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION - 0.2%
             U.S. Treasury Note - 0.2%
  S1,805,000 5.63%, 02/28/01(a)                 $  1,795,412
                                                ------------
             Total U.S. Government Obligation      1,795,412
                                                ------------
             (Cost $1,794,068)
     Shares
     ------
 INVESTMENT COMPANY - 0.0%
     354,056 SSgA Prime Money Market Fund            354,056
                                                ------------

             Total Investment Company                354,056
                                                ------------
             (Cost $354,056)
 Total Investments - 97.3%                       880,288,627
                                                ------------
 (Cost $819,873,446)
 Net Other Assets and Liabilities - 2.7%          24,172,484
                                                ------------
 Total Net Assets - 100.0%                      $904,461,111
                                                ============

------------------
*   Non-income producing security.
(a) Security has been deposited as initial margin on futures contracts. At June 30, 2000, the Portfolio's open futures contracts were as follows:

Number of
Contracts     Contract          Expiration          Aggregate        Market Value at
Purchased       Type               Date               Cost            June 30, 2000
---------     --------          ----------          ---------        ---------------
   48         S & P 500       September-2000       $18,634,150         $18,351,250
                                                   ===========       ===============

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $819,873,446. Net unrealized appreciation (depreciation) aggregated $60,415,181, of which $149,089,678 related to appreciated investment securities and $(88,674,497) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $296,816,597 and $219,686,833 of non-governmental issuers, respectively, and $2,563,780 and $2,270,133 of U.S. Government and Agency issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $60,330,848. The value of collateral amounted to $62,261,667 which consisted of cash equiva-lents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Income Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Value
  Par Value                                      Moody's Ratings  (Note 2)
---------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 OBLIGATIONS (e) - 42.4%

             Fannie Mae - 27.1%
 $2,139,327  6.00%, 03/01/03 - 08/01/29                Aaa       $1,964,116
  5,700,000  6.50%, 07/01/30, TBA(a)                   Aaa        5,370,472
 15,250,593  6.50%, 03/01/29 - 12/01/29                Aaa       14,380,009
  9,271,573  7.00%, 11/01/14 - 06/01/30                Aaa        8,950,228
 10,981,963  7.50%, 09/01/29 - 05/01/30                Aaa       10,830,060
  4,400,000  8.13%, 08/15/19                           Aaa        5,307,500
  1,250,000  8.50%, 08/01/30, TBA(a)                   Aaa        1,270,702
  1,153,949  9.00%, 11/01/25                           Aaa        1,188,993
                                                                 ----------
                                                                 49,262,080
                                                                 ----------

             Freddie Mac - 3.0%
  5,509,035  7.50%, 12/01/29 - 01/01/30                Aaa        5,438,393
                                                                 ----------

             Ginnie Mae - 12.3%
  7,232,223  7.00%, 10/15/25 - 05/15/28                Aaa        7,042,860
  1,282,293  7.50%, 08/15/29                           Aaa        1,274,037
 12,530,781  8.00%, 08/15/25 - 12/15/29                Aaa       12,672,049
  1,341,995  9.00%, 12/15/17                           Aaa        1,393,919
                                                                 ----------
                                                                 22,382,865
                                                                 ----------
             Total U.S. Government Agency Mortgage-Backed
             Obligations                                         77,083,338
                                                                 ----------
             (Cost $77,778,808)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.0%

             Fannie Mae - 2.8%
  2,575,000  6.44%, 07/17/00                           Aaa        2,567,630
  1,925,001  6.50%, 10/01/29                           Aaa        1,815,636
    685,072  7.50%, 01/01/30                           Aaa          675,645
                                                                 ----------
                                                                  5,058,911
                                                                 ----------

             Freddie Mac - 1.0%
  2,025,000  5.75%, 03/15/09                           Aaa        1,838,591
                                                                 ----------

             U.S. Treasury Bond - 5.2%
    500,000  5.25%, 02/15/29                           Aaa          443,594
  3,075,000  8.13%, 05/15/21(b)                        Aaa        3,743,812
  1,750,000  9.25%, 02/15/16                           Aaa        2,267,344
  2,100,000  11.25%, 02/15/15(b)                       Aaa        3,090,938
                                                                 ----------
                                                                  9,545,688
                                                                 ----------

             U.S. Treasury Inflationary
             Index - 0.8%
  1,375,000  3.80%, 07/15/02                           Aaa        1,460,148
                                                                 ----------
             U.S. Treasury Note - 1.2%
  2,025,000  6.25%, 05/15/30                           Aaa        2,125,618
                                                                 ----------
             Total U.S. Government and
             Agency Obligations                                  20,028,956
                                                                 ----------
             (Cost $19,798,281)

                                                                   Value
  Par Value                                     Moody's Ratings  (Note 2)
--------------------------------------------------------------------------
 CORPORATE NOTES AND BONDS - 36.0%
             Automotive - 6.2%
 $1,000,000  DaimlerChrysler North America
             Holding Corp.
             6.90%, 09/01/04                         A1         $  979,705
  2,625,000  DaimlerChrysler North America
             Holding Corp.
             7.40%, 01/20/05                         A1          2,618,611
     75,000  DaimlerChrysler North America
             Holding Corp.
             7.23%, 01/06/05                         Aaa            75,226
  2,300,000  Ford Motor Co.
             7.37%, 07/15/04                         A2          2,305,934
  3,700,000  Ford Motor Credit Corp.
             6.70%, 07/16/04                         A2          3,571,702
  1,750,000  TRW, Inc.
             6.63%, 06/01/04                         Baa1        1,660,435
                                                                ----------
                                                                11,211,613
                                                                ----------
             Banking - 6.6%
  1,900,000  Abbey National, Plc, Yankee Bond
             6.70%, 06/29/49                         Aa3         1,695,180
    850,000  Ahold Finance USA, Inc.
             6.25%, 05/01/09                         A3            754,409
    975,000  BB&T Corp.
             6.38%, 06/30/05                         A3            920,400
    700,000  BB&T Corp.
             7.25%, 06/15/07                         A3            661,798
    800,000  Firstar Corp.
             7.13%, 12/01/09                         A1            758,578
  1,600,000  National Australia Bank
             8.60%, 05/19/10                         A1          1,676,453
    800,000  National City Corp.
             5.75%, 02/01/09                         A2            687,218
  1,090,000  National Westminster Bank
             7.75%, 04/29/49                         Aa3           977,054
  1,000,000  U.S. Bancorp
             6.00%, 05/15/04                         A1            947,351
  1,125,000  Union Planters Bank
             6.50%, 03/15/08                         Baa1          984,840
  1,275,000  Wells Fargo Co.
             6.63%, 07/15/04                         Aa2         1,243,669
    775,000  Wells Fargo Co.
             6.75%, 06/15/07                         Aa2           740,695
                                                                ----------
                                                                12,047,645
                                                                ----------
             Beverages, Food & Tobacco - 1.1%
  2,000,000  Safeway, Inc.
             7.25%, 09/15/04                         Baa2        1,976,884
                                                                ----------
             Chemicals - 1.1%
  2,100,000  Great Lakes Chemical Corp.
             7.00%, 07/15/09                         A2          1,979,548
                                                                ----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Income Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Value
 Par Value                                      Moody's Ratings  (Note 2)
--------------------------------------------------------------------------
            Commercial Services - 0.8%
 $ 550,000  Waste Management, Inc.
            6.13%, 07/15/01                          Ba1        $  532,563
   625,000  Waste Management, Inc.
            6.38%, 12/01/03                          Ba1           575,051
   450,000  Waste Management, Inc.
            7.00%, 07/15/28                          Ba1           338,625
                                                                ----------
                                                                 1,446,239
                                                                ----------
            Communications - 0.8%
   325,000  PanAmSat Corp.
            6.00%, 01/15/03                          Baa2          309,010
 1,225,000  PanAmSat Corp.
            6.13%, 01/15/05                          Baa2        1,127,898
                                                                ----------
                                                                 1,436,908
                                                                ----------
            Computer Software & Processing - 0.3%
   650,000  Electronic Data Systems Corp.
            7.45%, 10/15/29                          A1            624,972
                                                                ----------
            Electrical Equipment - 0.3%
   450,000  Emerson Electric Co.
            7.88%, 06/01/05                          Aa2           462,639
                                                                ----------
            Entertainment & Leisure - 0.5%
   600,000  Royal Caribbean Cruises, Ltd.
            7.00%, 10/15/07                          Baa2          503,400
   675,000  Royal Caribbean Cruises, Ltd.,
            Yankee Debenture
            7.50%, 10/15/27                          Baa2          498,487
                                                                ----------
                                                                 1,001,887
                                                                ----------
            Financial Services - 2.6%
 1,550,000  AMVESCAP, Plc, Yankee Bond 6.60%,
            05/15/05                                 A3          1,457,555
 1,500,000  Brascan Ltd. - Yankee Note
            7.38%, 10/01/02                          Baa3        1,458,330
 1,775,000  Goldman Sachs Group, Inc.
            7.50%, 01/28/05                          A1          1,766,755
                                                                ----------
                                                                 4,682,640
                                                                ----------
            Forest Products & Paper - 0.7%
   800,000  Fort James Corp.
            6.88%, 09/15/07                          Baa2          746,415
   600,000  International Paper Co.
            8.00%, 07/08/03(c)                       Baa1          601,985
                                                                ----------
                                                                 1,348,400
                                                                ----------
            Industrial - Diversified - 1.4%
 1,725,000  General Electric Credit Corp.
            6.27%, 07/23/03                          Aaa         1,681,085
   825,000  Tyco International Group SA
            6.88%, 09/05/02(c)                       Baa1          816,536
                                                                ----------
                                                                 2,497,621
                                                                ----------

                                                                    Value
 Par Value                                       Moody's Ratings  (Note 2)
---------------------------------------------------------------------------
            Insurance - 1.6%
 $ 400,000  AAG Holding Co., Inc.
            6.88%, 06/01/08                           Baa2       $  322,988
   600,000  American Financial Group, Inc.
            7.13%, 04/15/09                           Baa2          490,926
 1,000,000  Conseco, Inc.
            6.80%, 06/15/05                           Ba3           660,000
   800,000  Markel Corp.
            7.25%, 11/01/03                           Baa2          741,072
   725,000  Marsh & Mclennan Cos., Inc.
            6.63%, 06/15/04                           A2            700,546
                                                                 ----------
                                                                  2,915,532
                                                                 ----------
            Lodging - 0.2%
   500,000  La Quinta Inns, Inc., MTN
            7.11%, 10/17/01                           B1            420,000
                                                                 ----------
            Media - Broadcasting &
            Publishing - 3.3%
 1,675,000  Cox Communications, Inc.
            6.69%, 09/20/04                           Baa2        1,604,287
 1,325,000  News America Holdings, Inc.
            7.30%, 04/30/28                           Baa3        1,137,926
   375,000  News America Holdings, Inc.
            7.75%, 12/01/45                           Baa3          325,723
 1,800,000  Time Warner, Inc.
            7.75%, 06/15/05                           Baa3        1,813,093
   500,000  Times Mirror Co.
            7.45%, 10/15/09                           A2            488,190
   700,000  Viacom, Inc.
            7.75%, 06/01/05                           Baa1          704,878
                                                                 ----------
                                                                  6,074,097
                                                                 ----------
            Oil & Gas - 0.7%
   400,000  Coastal Corp.
            6.20%, 05/15/04                           Baa2          382,698
   875,000  Enron Corp.
            7.88%, 06/15/03                           Baa1          880,968
                                                                 ----------
                                                                  1,263,666
                                                                 ----------
            Pharmaceuticals - 1.2%
 1,700,000  Merck & Co., Inc.
            5.76%, 05/03/37                           Aaa         1,698,638
   450,000  Merck & Co., Inc.
            6.40%, 03/01/28                           Aaa           405,493
                                                                 ----------
                                                                  2,104,131
                                                                 ----------
            Real Estate - 2.0%
   275,000  Avalon Properties, Inc.,
            REIT
            7.38%, 09/15/02                           Baa1          271,383
 1,350,000  ERP Operating, LP,
            Senior Note
            6.63%, 02/15/05                           Baa1        1,276,479
   650,000  Meditrust Cos., REIT
            7.82%, 09/10/26                           B1            494,000

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Income Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
 Par Value                                           Moody's Ratings  (Note 2)
-------------------------------------------------------------------------------
            Real Estate - (continued)
 $ 900,000  ProLogis Trust, REIT
            6.70%, 04/15/04                               Baa1       $  857,656
   825,000  Regency Centers, LP, REIT
            7.40%, 04/01/04                               Baa2          791,592
                                                                     ----------
                                                                      3,691,110
                                                                     ----------
            Retailers - 0.4%
   800,000  CVS Corp.
            5.50%, 02/15/04                               A3            750,632
                                                                     ----------
            Securities Broker - 1.0%
 1,800,000  Morgan Stanley Dean Witter
            7.13%, 01/15/03                               Aa3         1,788,025
                                                                     ----------
            Telephone Systems - 1.5%
   650,000  Sprint Capital Corp.
            5.70%, 11/15/03                               Baa1          613,919
   700,000  Telephone and Data Systems, Inc.
            7.00%, 08/01/06                               A3            660,169
 1,450,000  Vodafone AirTouch Plc
            7.63%, 02/15/05(c)                            A2          1,452,005
                                                                     ----------
                                                                      2,726,093
                                                                     ----------
            Transportation - 1.7%
 1,200,000  CSX Corp.
            6.25%, 10/15/08                               Baa2        1,060,511
 1,200,000  CSX Corp.
            7.25%, 05/01/04                               Baa2        1,171,510
 1,000,000  Wisconsin Central Transportation Corp.
            6.63%, 04/15/08                               Baa2          855,530
                                                                     ----------
                                                                      3,087,551
                                                                     ----------
            Total Corporate Notes and Bonds                          65,537,833
                                                                     ----------
            (Cost $68,883,629)
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (e) - 9.6%
 1,725,000  ANRC Auto Owner Trust, CMO
            6.94%, 04/17/06                               Aaa         1,711,614
 1,413,730  Bear Stearns Mortgage Securities,
            Inc., Series 1998-2, Class B, CMO
            6.75%, 04/30/30                               Aa2         1,229,945
 1,399,819  Chase Commercial Mortgage Securities
            Corp., Series 1996-1, Class E, CMO
            7.60%, 06/18/06(d)                            BBB         1,293,965
   700,000  Chase Commercial Mortgage Securities
            Corp., Series 1997-1, Class D
            7.37%, 05/19/07(d)                            BBB           644,000

                                                                       Value
  Par Value                                         Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
             ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (e) -
              (continued)
 $1,300,000  Chase Credit Card Master Trust,
             Series 1999-3, Class B
             6.95%, 01/15/07                             A2         $1,281,059
  1,088,212  Citicorp Mortgage Securities, Inc.,
             Series 1995-3, Class B3, CMO
             7.50%, 11/25/25(d)                          BBB         1,010,895
  1,675,000  Delta Funding Home Equity Loan
             Trust, Series 1999-1, Class A6F, CMO
             6.34%, 12/15/28                             Aaa         1,524,250
    900,000  GMAC Commercial Mortgage Securities
             Corp., Series 1997-C1, Class E, CMO
             7.09%, 11/15/10                             Baa2          811,827
    422,642  Housing Securities, Inc., Series
             1994-2, Class A-1
             6.50%, 07/25/09                             Aaa           409,227
  2,000,000  MBNA Master Credit Card Trust, CMO
             6.60%, 12/15/06                             A2          1,947,900
  1,000,000  Merrill Lynch Mortgage Investors,
             Inc., Series 1996-C2, Class E, CMO
             6.96%, 11/21/28(d)                          BBB           843,130
    825,000  Merrill Lynch Mortgage Investors,
             Inc., Series 1997-C1, Class D, CMO
             7.12%, 06/18/29                             Baa2          737,088
    575,000  Mortgage Capital Funding, Inc.,
             Series 1996-MC1, Class A2B 7.90%,
             07/15/28(d)                                 AAA           588,438
    149,126  Resolution Trust Corp., Series 1995-
             2, Class C-1
             7.45%, 05/25/29                             Baa2          137,429
  1,750,000  Toyota Auto Receivables Grantor
             Trust, CMO
             7.21%, 04/15/07                             Aaa         1,754,200
  1,650,000  UCFC Home Equity Loan, Series 1998-
             D, Class AF7
             6.32%, 04/15/30                             Aaa         1,528,824
                                                                    ----------
             Total Asset-Backed and Mortgage-
             Backed Securities                                      17,453,791
                                                                    ----------
             (Cost $18,430,113)
 FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
  1,300,000  Quebec Province
             8.80%, 04/15/03                             A2          1,355,250
                                                                    ----------
             Total Foreign Government Obligations                    1,355,250
                                                                    ----------
             (Cost $1,363,957)

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Income Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                            Value
  Par Value                              Moody's Ratings   (Note 2)
----------------------------------------------------------------------
 COMMERCIAL PAPER (f) - 2.2%
             Banking - 0.7%
 $1,250,000  Variable Funding Corp.
             6.56%, 08/16/00                   NR        $  1,239,522
                                                         ------------
             Securities Broker - 1.5%
  2,750,000  Merrill Lynch & Co., Inc.
             6.55%, 07/17/00                   Aa3          2,741,995
                                                         ------------

             Total Commercial Paper                         3,981,517
                                                         ------------
             (Cost $3,981,517)
 Total Investments - 102.0%                               185,440,685
                                                         ------------
 (Cost $190,236,305)
 Net Other Assets and Liabilities - (2.0)%                 (3,601,187)
                                                         ------------
 Total Net Assets - 100.0%                               $181,839,498
                                                         ============

------------------
(a) Forward Commitment
(b) Designated as Collateral on Forward Commitment
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At June 30, 2000, these securities amounted to $2,870,526 or 1.6% of net assets.
(d) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(e) Pass Through Certificates.
(f) Effective yield at time of purchase.
CMO Collateralized Mortgage Obligation
MTN Medium Term Note
REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $190,236,305. Net unrealized appreciation (depreciation) aggregated $(4,795,620), of which $948,224 related to appreciated investment securities and $(5,743,844) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $30,656,767 and $27,584,716 of non-governmental issuers, respectively, and $115,344,211 and $106,749,156 of U.S. Government and Agency issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $3,865,451. The value of collateral amounted to $3,945,000 which consisted of cash equiva-lents.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

  Moody's Ratings
Aaa             58.2%
Aa2              2.0
Aa3              3.9
A1               5.0
A2               8.5
A3               2.8
Baa1             4.7
Baa2             7.7
Baa3             2.5
Ba1              0.8
Ba3              0.4
B1               0.5
NR (Not Rated)   0.7
                -----
                97.7%
                =====

S&P Ratings
  AAA   0.3%
  BBB   2.0
      ------
        2.3%
      ======

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                       Value
  Par Value                                          (Note 2)
--------------------------------------------------------------

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (c) -
  7.1%
             Fannie Mae - 4.6%
 $5,000,000  5.62%, 09/01/00                        $4,951,607
 10,000,000  6.53%, 09/01/00                         9,887,539
  5,000,000  6.57%, 09/01/00                         4,943,425
                                                    ----------
                                                    19,782,571
                                                    ----------
             Federal Farm Credit Bank - 0.2%
  1,000,000  6.34%, 05/07/01(a)                      1,000,000
                                                    ----------
             Sallie Mae - 2.3%
 10,000,000  6.28%, 03/09/01(a)                     10,002,563
                                                    ----------
             Total U.S. Government and
             Agency Obligations                     30,785,134
                                                    ----------
 CORPORATE NOTES - 46.8%
             Automotive - 3.2%
  6,000,000  American Honda Finance Corp.
             6.78%, 08/02/00(b)                      5,999,899
  5,000,000  General Motors Acceptance Corp., MTN
             6.80%, 04/17/01                         4,981,271
  3,000,000  Paccar Financial Corp., MTN
             6.08%, 05/15/01                         2,967,816
                                                    ----------
                                                    13,948,986
                                                    ----------
             Banking - 6.8%
  2,500,000  African Development Bank
             8.73%, 05/01/01                         2,536,157
 10,000,000  Asset Backed Capital Financial
             6.44%, 03/15/01(a)                     10,000,000
  9,000,000  First Union National Bank
             6.86%, 09/27/00(a)                      8,998,367
  2,750,000  FleetBoston Financial Corp., MTN
             6.38%, 08/11/00                         2,750,270
  5,000,000  PNC Funding Corp.
             9.88%, 03/01/01                         5,092,735
                                                    ----------
                                                    29,377,529
                                                    ----------
             Electric Utilities - 0.2%
  1,000,000  National Rural Utilities, MTN
             5.88%, 07/28/00                           999,655
                                                    ----------
             Financial Services - 19.2%
  1,000,000  Countrywide Funding Corp.
             7.31%, 08/28/00                         1,001,628
  5,000,000  Countrywide Home Loans
             5.62%, 10/16/00                         4,984,954
 10,000,000  Countrywide Home Loans, MTN
             6.77%, 05/22/01(a)                      9,997,832
  7,000,000  Heller Financial, Inc.
             6.49%, 09/18/00                         6,998,527
 10,000,000  Heller Financial, Inc.
             6.90%, 08/07/00(a)                      9,999,466

                                                           Value
  Par Value                                              (Note 2)
-------------------------------------------------------------------

             Financial Services - (continued)
 $2,500,000  Heller Financial, Inc.
             7.10%, 09/25/00(a)                         $ 2,501,802
 12,000,000  Household Finance Corp., MTN
             6.37%, 03/30/01(a)                          12,000,000
  1,000,000  Household Finance Corp., MTN
             6.89%, 06/21/01(a)                           1,000,690
 10,000,000  Links Finance LLC
             6.66%, 03/30/01(a)                           9,997,759
 10,000,000  Links Finance LLC, MTN
             7.00%, 06/04/01(b)                          10,000,000
 10,000,000  Sigma Finance, Inc.
             6.39%, 03/30/01(a)                          10,000,000
  5,000,000  Syndicated Loan Fund Trust
             6.53%, 03/30/01(a)                           5,000,000
                                                        -----------
                                                         83,482,658
                                                        -----------
             Real Estate - 5.3%
 23,000,000  Homeside Lending, Inc., MTN
             6.93%, 08/16/00(a)                          23,000,578
                                                        -----------
             Securities Broker - 11.5%
  5,000,000  Bear Stearns Cos., Inc., MTN
             6.39%, 02/02/01(a)                           5,000,000
  1,300,000  Goldman Sachs and Co.
             5.56%, 01/11/01(b)                           1,294,926
 10,000,000  Goldman Sachs Group, Inc.
             6.82%, 08/16/00                             10,000,000
  7,000,000  Lehman Brothers Holdings, Inc.
             7.29%, 09/25/00                              7,012,175
    675,000  Merrill Lynch & Co., Inc.
             6.70%, 08/01/00                                675,372
  5,000,000  Merrill Lynch & Co., Inc., MTN
             7.32%, 11/20/00(a)                           5,009,866
 10,000,000  Morgan Stanley Dean Witter & Co., MTN
             6.88%, 08/09/00(a)                          10,004,076
 10,000,000  Paine Webber Group, Inc.
             6.82%, 12/12/00(a)                          10,000,000
  1,000,000  Salomon Smith Barney Holdings, Inc., MTN
             6.63%, 11/30/00                              1,001,262
                                                        -----------
                                                         49,997,677
                                                        -----------
             Telephone Systems - 0.6%
  2,356,000  GTE Corp.
             9.38%, 12/01/00                              2,381,616
                                                        -----------
             Total Corporate Notes                      203,188,699
                                                        -----------
 COMMERCIAL PAPER (c) - 29.5%
             Banking - 4.5%
 10,000,000  Bank of America Corp.
             6.65%, 08/23/00                              9,902,097
 10,000,000  Christiania Capital Corp.
             6.66%, 09/12/00                              9,865,051
                                                        -----------
                                                         19,767,148
                                                        -----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                       Value
   Par Value                                          (Note 2)
----------------------------------------------------------------

               Electric Utilities - 6.6%
 $10,000,000   Carolina Power & Light Co.
               6.70%, 08/14/00                      $  9,918,111
   8,899,000   Oglethorpe Power Corp.
               6.61%, 07/06/00                         8,890,830
  10,000,000   Oglethorpe Power Corp.
               6.75%, 08/01/00                         9,941,875
                                                    ------------
                                                      28,750,816
                                                    ------------
               Electrical Equipment - 3.9%
  17,000,000   Xerox Corp.
               7.25%, 07/05/00                        16,986,306
                                                    ------------
               Financial Services - 3.2%
   5,000,000   Govco, Inc.
               6.70%, 08/11/00                         4,961,847
   9,000,000   Westways Funding IV
               6.67%, 09/07/00                         8,886,610
                                                    ------------
                                                      13,848,457
                                                    ------------
               Insurance - 3.4%
  15,000,000   Aetna Services, Inc.
               6.80%, 08/21/00                        14,855,500
                                                    ------------
               Real Estate - 3.4%
  15,000,000   Weyerhaeuser Real Estate
               7.22%, 07/05/00(b)                     14,987,967
                                                    ------------
               Securities Broker - 3.3%
   6,000,000   Bear Stearns Cos., Inc.
               6.89%, 02/12/01                         5,740,477
   7,000,000   Donaldson, Lufkin & Jenrette, Inc.
               6.77%, 08/14/00                         6,942,079
   1,500,000   Paine Webber Group, Inc.
               7.10%, 07/03/00                         1,499,408
                                                    ------------
                                                      14,181,964
                                                    ------------
               Telephone Systems - 1.2%
   5,000,000   AT & T Corp.
               7.27%, 06/14/01                         5,000,000
                                                    ------------
               Total Commercial Paper                128,378,158
                                                    ------------
 CERTIFICATES OF DEPOSIT - 3.9%
  10,000,000   CIC Floating Rate CD
               6.82%, 08/02/00(a)                      9,999,829
   7,000,000   Wilmington Trust Corp.
               6.02%, 10/02/00                         6,998,987
                                                    ------------
               Total Certificates of Deposit          16,998,816
                                                    ------------

                                                                  Value
   Par Value                                                     (Note 2)
---------------------------------------------------------------------------

 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 1.3%
 $   676,417   Fidelity Equipment Lease Trust,
               Series 1999-2, Class A-1, CMO
               6.13%, 12/15/00                                 $    676,417
   1,941,812   Household Automotive Trust IV,
               Series 2000-1, Class A1, CMO
               6.09%, 03/19/01                                    1,941,812
   3,012,052   Huntington Auto Trust,
               Series 2000-A, Class A1, CMO
               6.32%, 04/15/01                                    3,012,052
                                                               ------------
               Total Asset-Backed and
               Mortgage-Backed Securities                         5,630,281
                                                               ------------
 MUNICIPAL OBLIGATIONS - 4.8%
  20,000,000   California Housing Finance Agency,
               Revenue Bond
               6.68%, 08/01/31(a)                                20,000,000
   1,000,000   New Jersey State Municipal
               6.38%, 08/01/00                                    1,000,585
                                                               ------------
               Total Municipal Obligations                       21,000,585
                                                               ------------
      Shares
      ------
 INVESTMENT COMPANIES - 1.3%
   5,479,035   Scudder Institutional Money Market Fund            5,479,035
      10,990   SSgA Prime Money Market Fund                          10,990
                                                               ------------
               Total Investment Companies                         5,490,025
                                                               ------------
    Maturity
      Amount
    --------
 REPURCHASE AGREEMENTS - 4.6%
 $20,011,917   First Union Securities, Inc. Repurchase
               Agreement, dated 06/30/00, due 07/03/00, at
               7.15%, collateralized by First Union National
               Bank, 7.70%, 02/15/05 with a market value of
               $20,000,000.                                      20,000,000
                                                               ------------
 Total Investments - 99.3%                                      431,471,698
                                                               ------------
 Net Other Assets and Liabilities - 0.7%                          3,024,880
                                                               ------------
 Total Net Assets - 100.0%                                     $434,496,578
                                                               ============

------------------
(a) Variable rate security. The rate shown reflects rate in effect at June 30, 2000.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At June 30, 2000, these securities amounted to $32,282,792 or 7.4% of net assets.
(c) Effective yield at time of purchase.
CMO Collateralized Mortgage Obligation
MTN Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $431,471,698.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           Allmerica Investment Trust

  STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------


                                 Select      Select
                                Emerging   Aggressive       Select            Select
                                 Markets     Growth         Capital      Value Opportunity
                                  Fund        Fund     Appreciation Fund       Fund
------------------------------------------------------------------------------------------
ASSETS:
Investments:
 Investments at cost..........  $  55,238  $  912,558     $  387,987        $  292,393
 Net unrealized appreciation
  (depreciation)..............      3,109     215,050         98,760            39,341
                                ---------  ----------     ---------         ---------
 Total investments at value...     58,347   1,127,608        486,747           331,734
Cash and foreign currency*....      2,036       1,273              1             7,511
Short-term investments held as
 collateral for securities
 loaned.......................         --     157,169         63,174            21,265
Receivable for investments
 sold.........................        841      12,801          2,099             2,313
Receivable for shares sold....         25       7,766            156               105
Receivable for variation
 margin.......................         --          --             --                --
Interest and dividend
 receivables..................        108         361             39               423
Dividend tax reclaim
 receivables..................          1          --             10                --
Net unrealized appreciation on
 forward currency contracts...         --          --             --                --
                                ---------  ----------     ---------         ---------
 Total Assets.................     61,358   1,306,978        552,226           363,351
                                ---------  ----------     ---------         ---------
LIABILITIES:
Payable for investments
 purchased....................        719       1,044          6,820               146
Payable for shares
 repurchased..................         --          --             33                --
Collateral for securities
 loaned.......................         --     157,169         63,174            21,265
Advisory fee payable..........         67         709            350               250
Dividends payable.............         --          --             --                --
Accrued expenses and other
 payables.....................         45         170             66                81
                                ---------  ----------     ---------         ---------
 Total Liabilities............        831     159,092         70,443            21,742
                                ---------  ----------     ---------         ---------
NET ASSETS....................  $  60,527  $1,147,886     $  481,783        $  341,609
                                =========  ==========     =========         =========
NET ASSETS consist of
Paid-in capital...............  $  55,113  $  850,892     $  360,248        $  308,221
Undistributed (distribution in
 excess of)
 net investment income (loss)..      (162)     (2,011)          (893)            1,347
Accumulated (distribution in
 excess of) net realized gain
 (loss) on investments sold,
 foreign currency transactions
 and futures contracts........      2,467      83,955         23,668            (7,300)
Net unrealized appreciation
 (depreciation) of
 investments, assets and
 liabilities in foreign
 currency and futures
 contracts....................      3,109     215,050         98,760            39,341
                                ---------  ----------     ---------         ---------
TOTAL NET ASSETS..............  $  60,527  $1,147,886     $  481,783        $  341,609
                                =========  ==========     =========         =========
Shares of beneficial interest
 outstanding (unlimited
 authorization, no par value)
 (in 000's)...................     52,563     402,524        229,189           206,896
NET ASSET VALUE,
Offering and redemption price
 per share
(Net Assets/Shares
 Outstanding).................  $   1.152  $    2.852     $    2.102        $    1.651
                                =========  ==========     =========         =========

------------------------------------
* Cost $18 and $1,471 for Select Emerging Markets Fund and Select Interna-tional Equity Fund, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust


        Select        Select       Select    Select Growth  Select    Money
     International    Growth      Strategic   and Income    Income    Market
      Equity Fund      Fund      Growth Fund     Fund        Fund      Fund
------------------------------------------------------------------------------
       $557,867      $  951,964   $ 39,627     $819,873    $190,236  $431,472
        135,801         309,612        314       60,415      (4,796)       --
      ---------      ----------   -------      --------    --------  --------
        693,668       1,261,576     39,941      880,288     185,440   431,472
         32,973              25      1,838       17,862         259         5
         78,039         139,416         --       62,262       3,945        --
          1,847           4,555        407        8,718          --        --
         10,296             344         52        1,321         718        --
             --              --         --          126          --        --
            978             597          8        1,039       2,128     3,237
            570               1         --           13          --        --
             57              --         --           --          --        --
      ---------      ----------   -------      --------    --------  --------
        818,428       1,406,514     42,246      971,629     192,490   434,714
      ---------      ----------   -------      --------    --------  --------
          6,579          11,715        243        4,294       6,591        --
             --              14         26           --           5        --
         78,039         139,416         --       62,262       3,945        --
            528             776         27          493          77        82
             --              --         --           --          --        78
            169             175         19          119          33        58
      ---------      ----------   -------      --------    --------  --------
         85,315         152,096        315       67,168      10,651       218
      ---------      ----------   -------      --------    --------  --------
       $733,113      $1,254,418   $ 41,931     $904,461    $181,839  $434,496
      =========      ==========   =======      ========    ========  ========

       $508,576      $  904,351   $ 38,645     $853,540    $193,432  $434,684
          3,970            (199)         9          (65)       (124)       --
         85,102          40,654      2,963       (9,146)     (6,673)     (188)
        135,465         309,612        314       60,132      (4,796)       --
      ---------      ----------   -------      --------    --------  --------
       $733,113      $1,254,418   $ 41,931     $904,461    $181,839  $434,496
      =========      ==========   =======      ========    ========  ========
        379,520         477,607     38,214      571,790     191,247   434,686

       $  1.932      $    2.626   $  1.097     $  1.582    $  0.951  $  1.000
      =========      ==========   =======      ========    ========  ========

--------------------------------------------

                           Allmerica Investment Trust

  STATEMENTS OF OPERATIONS (in 000's) . For the Six Months Ended June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------

                               Select      Select
                              Emerging   Aggressive       Select            Select
                               Markets     Growth         Capital      Value Opportunity
                                Fund        Fund     Appreciation Fund       Fund
----------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..................   $      95  $   1,061      $      478        $      226
 Dividends.................         552      1,131             693             2,436
 Securities lending
  income...................          --        188              39                10
 Less net foreign taxes
  withheld.................        (187)        --              (5)               --
                              ---------  ---------      ---------         ---------
 Total investment income...         460      2,380           1,205             2,672
                              ---------  ---------      ---------         ---------
EXPENSES
 Investment advisory fees..         391      4,223           1,981             1,414
 Custodian and Fund
  accounting fees..........         102        122              67                40
 Legal fees................           1         10               4                 3
 Audit fees................           1         25              10                 7
 Trustees' fees and
  expenses.................           1         13               5                 4
 Reports to shareholders...           3         75              36                35
 Miscellaneous.............           3          6               1                 2
                              ---------  ---------      ---------         ---------
 Total expenses before
  reductions...............         502      4,474           2,104             1,505
 Less reductions...........          (7)       (83)             (6)             (180)
                              ---------  ---------      ---------         ---------
 Total expenses net of
  reductions...............         495      4,391           2,098             1,325
                              ---------  ---------      ---------         ---------
NET INVESTMENT INCOME
 (LOSS)....................         (35)    (2,011)           (893)            1,347
                              ---------  ---------      ---------         ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss)
  on investments sold......       3,230     80,243          26,337            (6,041)
 Net realized loss on
  futures contracts........          --         --              --                --
 Net realized gain (loss)
  on foreign currency
  transactions.............         (60)        --              --                --
 Net change in unrealized
  appreciation of assets
  and liabilities in
  foreign currency.........           7         --              --                --
 Net change in unrealized
  appreciation
  (depreciation) of
  investments and futures
  contracts................      (9,911)   (60,564)            357            36,561
                              ---------  ---------      ---------         ---------
NET GAIN (LOSS) ON
 INVESTMENTS...............      (6,734)    19,679          26,694            30,520
                              ---------  ---------      ---------         ---------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS...........   $  (6,769) $  17,668      $   25,801        $   31,867
                              =========  =========      =========         =========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

       Select        Select     Select    Select Growth Select    Money
    International    Growth    Strategic   and Income   Income   Market
     Equity Fund      Fund    Growth Fund     Fund       Fund     Fund
-------------------------------------------------------------------------

      $    873      $  1,444   $     93     $    659    $ 6,330  $13,324
         6,868         3,011         90        5,637         --       --
            94            93         --           59         15       --
          (892)          (17)        (2)         (32)        --       --
      -------       --------   -------      --------    -------  -------
         6,943         4,531        181        6,323      6,345   13,324
      -------       --------   -------      --------    -------  -------

         3,056         4,607        143        2,876        459      513
           254           158         29          133         40       59
             6            11         --            8          2        5
            16            27          1           19          3       11
             8            13         --           10          2        6
            57            63          3           46         11       25
             6            10          1            4          2        4
      -------       --------   -------      --------    -------  -------
         3,403         4,889        177        3,096        519      623
           (45)         (159)        (5)          --         --       --
      -------       --------   -------      --------    -------  -------
         3,358         4,730        172        3,096        519      623
      -------       --------   -------      --------    -------  -------
         3,585          (199)         9        3,227      5,826   12,701
      -------       --------   -------      --------    -------  -------
        84,029        40,873      2,963       (6,470)    (2,013)     (91)
            --            --         --         (724)        --       --
         1,073            --         --           --         --       --
           631            --         --           --         --       --
       (94,697)      (70,109)    (2,834)      (7,200)     1,885       --
      -------       --------   -------      --------    -------  -------
        (8,964)      (29,236)       129      (14,394)      (128)     (91)
      -------       --------   -------      --------    -------  -------
      $ (5,379)     $(29,435)  $    138     $(11,167)   $ 5,698  $12,610
      =======       ========   =======      ========    =======  =======

--------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                                 Select Emerging           Select Aggressive           Select Capital
                                  Markets Fund                Growth Fund             Appreciation Fund
-----------------------------------------------------------------------------------------------------------
                              Six Months                 Six Months                 Six Months
                            Ended June 30, Year Ended  Ended June 30, Year Ended  Ended June 30, Year Ended
                                 2000       December        2000       December        2000       December
                             (Unaudited)    31, 1999    (Unaudited)    31, 1999    (Unaudited)    31, 1999
-----------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of
 period...................    $  50,452    $  20,873     $1,015,699   $  752,741    $ 417,087    $ 310,582
                              ---------    ---------     ----------   ----------    ---------    ---------
Increase (decrease) in net
assets
resulting from operations:
 Net investment income
  (loss)..................          (35)          81         (2,011)      (3,712)        (893)      (1,409)
 Net realized gain (loss)
  on investments sold and
  foreign currency
  transactions............        3,170        2,001         80,243      208,801       26,337       15,287
 Net change in unrealized
  appreciation
  (depreciation)
  of investments and
  assets and liabilities
  in foreign currency.....       (9,904)      15,113        (60,564)      76,344          357       68,546
                              ---------    ---------     ----------   ----------    ---------    ---------
 Net increase (decrease)
  in net assets resulting
  from operations.........       (6,769)      17,195         17,668      281,433       25,801       82,424
                              ---------    ---------     ----------   ----------    ---------    ---------
Distributions to
 shareholders from:
 Net investment income....          (82)        (208)            --           --           --           --
 Net realized gain on
  investments.............           --           --       (202,798)          --      (15,535)        (511)
                              ---------    ---------     ----------   ----------    ---------    ---------
  Total distributions.....          (82)        (208)      (202,798)          --      (15,535)        (511)
                              ---------    ---------     ----------   ----------    ---------    ---------
Capital share
 transactions:
 Net proceeds from sales
  of shares...............       37,558       13,372        312,380      182,716       73,412       74,290
 Issued to shareholders
  in reinvestment of
  distributions...........           82          208        202,798           --       15,535          511
 Cost of shares
  repurchased.............      (20,714)        (988)      (197,861)    (201,191)     (34,517)     (50,209)
                              ---------    ---------     ----------   ----------    ---------    ---------
  Net increase (decrease)
   from capital share
   transactions...........       16,926       12,592        317,317      (18,475)      54,430       24,592
                              ---------    ---------     ----------   ----------    ---------    ---------
  Total increase in net
   assets.................       10,075       29,579        132,187      262,958       64,696      106,505
                              ---------    ---------     ----------   ----------    ---------    ---------
NET ASSETS at end of
 period...................    $  60,527    $  50,452     $1,147,886   $1,015,699    $ 481,783    $ 417,087
                              =========    =========     ==========   ==========    =========    =========
Undistributed
 (distribution in excess
 of) net investment income
 (loss)...................    $    (162)   $     (45)    $   (2,011)  $       --    $    (893)   $      --
                              =========    =========     ==========   ==========    =========    =========
OTHER INFORMATION:
Share transactions:
 Sold.....................       31,335       13,235         90,882       65,884       34,973       41,852
 Issued to shareholders
  in reinvestment of
  distributions...........           71          189         70,983           --        7,401          278
 Repurchased..............      (17,903)        (984)       (57,115)     (74,092)     (16,380)     (28,289)
                              ---------    ---------     ----------   ----------    ---------    ---------
  Net increase (decrease)
   in shares
   outstanding............       13,503       12,440        104,750       (8,208)      25,994       13,841
                              =========    =========     ==========   ==========    =========    =========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

      Select Value            Select International           Select Growth            Select Strategic
    Opportunity Fund               Equity Fund                   Fund                    Growth Fund
-----------------------------------------------------------------------------------------------------------
  Six Months                  Six Months                 Six Months                 Six Months
Ended June 30,  Year Ended  Ended June 30, Year Ended  Ended June 30, Year Ended  Ended June 30, Year Ended
     2000        December        2000       December        2000       December        2000       December
 (Unaudited)     31, 1999    (Unaudited)    31, 1999    (Unaudited)    31, 1999    (Unaudited)    31, 1999
-----------------------------------------------------------------------------------------------------------
  $ 308,331     $ 268,405     $ 679,341    $ 505,553     $1,216,365   $  815,390    $  31,254    $  14,839
  ---------     ---------     ---------    ---------     ----------   ----------    ---------    ---------

      1,347         1,208         3,585        3,842           (199)        (776)           9           89
     (6,041)        1,971        85,102       33,685         40,873      146,732        2,963          804
     36,561       (16,101)     (94,066)      127,019        (70,109)     127,039       (2,834)       2,723
  ---------     ---------     ---------    ---------     ----------   ----------    ---------    ---------
     31,867       (12,922)       (5,379)     164,546        (29,435)     272,995          138        3,616
  ---------     ---------     ---------    ---------     ----------   ----------    ---------    ---------
     (1,208)           (2)       (3,337)          --             --         (504)          (2)         (87)
     (3,157)      (16,638)      (22,791)          --       (145,767)     (32,039)        (348)          --
  ---------     ---------     ---------    ---------     ----------   ----------    ---------    ---------
     (4,365)      (16,640)      (26,128)          --       (145,767)     (32,543)        (350)         (87)
  ---------     ---------     ---------    ---------     ----------   ----------    ---------    ---------
     25,631        82,103       373,949      402,948         88,933      175,324       14,722       14,491
      4,365        16,639        26,128           --        145,767       32,543          350           87
    (24,220)      (29,254)     (314,798)    (393,706)       (21,445)     (47,344)      (4,183)      (1,692)
  ---------     ---------     ---------    ---------     ----------   ----------    ---------    ---------
      5,776        69,488        85,279        9,242        213,255      160,523       10,889       12,886
  ---------     ---------     ---------    ---------     ----------   ----------    ---------    ---------
     33,278        39,926        53,772      173,788         38,053      400,975       10,677       16,415
  ---------     ---------     ---------    ---------     ----------   ----------    ---------    ---------
  $ 341,609     $ 308,331     $ 733,113    $ 679,341     $1,254,418   $1,216,365    $  41,931    $  31,254
  =========     =========     =========    =========     ==========   ==========    =========    =========
  $   1,347     $   1,208     $   3,970    $   3,722     $     (199)  $       --    $       9    $       2
  =========     =========     =========    =========     ==========   ==========    =========    =========
     16,476        52,425       190,386      241,959         30,278       68,437       14,240       14,098
      2,638         9,881        13,504           --         55,743       12,663          326           80
    (14,974)      (18,777)     (158,775)    (235,513)        (7,382)     (17,926)      (4,119)      (1,659)
  ---------     ---------     ---------    ---------     ----------   ----------    ---------    ---------
      4,140        43,529        45,115        6,446         78,639       63,174       10,447       12,519
  =========     =========     =========    =========     ==========   ==========    =========    =========

--------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                                 Select Growth and             Select                  Money Market
                                    Income Fund              Income Fund                   Fund
----------------------------------------------------------------------------------------------------------
                            Six Months                  Six Months                 Six Months
                          Ended June 30,  Year Ended  Ended June 30, Year Ended  Ended June 30, Year Ended
                               2000      December 31,      2000       December        2000       December
                           (Unaudited)       1999      (Unaudited)    31, 1999    (Unaudited)    31, 1999
----------------------------------------------------------------------------------------------------------
NET ASSETS at beginning
 of period..............    $ 844,538     $ 646,086     $ 174,037    $ 160,450     $  513,606   $ 336,253
                            ---------     ---------     ---------    ---------     ----------   ---------
Increase (decrease) in
 net assets resulting
 from operations:
 Net investment income..        3,227         8,534         5,826       10,796         12,701      21,479
 Net realized gain
  (loss) on investments
  sold and foreign
  currency
  transactions..........       (7,194)      147,522        (2,013)      (4,599)           (91)         --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currency......       (7,200)      (32,024)        1,885       (7,682)            --          --
                            ---------     ---------     ---------    ---------     ----------   ---------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      (11,167)      124,032         5,698       (1,485)        12,610      21,479
                            ---------     ---------     ---------    ---------     ----------   ---------
Distributions to
 shareholders from:
 Net investment income..       (3,712)       (8,173)       (6,049)     (10,916)       (12,701)    (21,479)
 Net realized gain on
  investments...........     (149,381)      (54,380)           --       (1,346)            --          --
                            ---------     ---------     ---------    ---------     ----------   ---------
  Total distributions...     (153,093)      (62,553)       (6,049)     (12,262)       (12,701)    (21,479)
                            ---------     ---------     ---------    ---------     ----------   ---------
Capital share
 transactions:
 Net proceeds from sales
  of shares.............       76,246        93,057        11,200       37,170      1,104,672   1,057,803
 Issued to shareholders
  in reinvestment of
  distributions.........      153,093        62,553         6,049       12,262         12,701      21,479
 Cost of shares
  repurchased...........       (5,156)      (18,637)       (9,096)     (22,098)    (1,196,392)   (901,929)
                            ---------     ---------     ---------    ---------     ----------   ---------
  Net increase
   (decrease) from
   capital share
   transactions.........      224,183       136,973         8,153       27,334        (79,019)    177,353
                            ---------     ---------     ---------    ---------     ----------   ---------
  Total increase
   (decrease) in net
   assets...............       59,923       198,452         7,802       13,587        (79,110)    177,353
                            ---------     ---------     ---------    ---------     ----------   ---------
NET ASSETS at end of
 period.................    $ 904,461     $ 844,538     $ 181,839    $ 174,037     $  434,496   $ 513,606
                            =========     =========     =========    =========     ==========   =========
 Undistributed
  (distribution in
  excess of) net
  investment income
  (loss)................    $     (65)    $     420     $    (124)   $      99     $       --   $      --
                            =========     =========     =========    =========     ==========   =========
OTHER INFORMATION:
Share transactions:
 Sold...................       41,091        50,308        11,711       36,810      1,104,672   1,057,803
 Issued to shareholders
  in reinvestment of
  distributions.........       96,469        33,680         6,342       12,530         12,701      21,479
 Repurchased............       (2,719)      (10,177)       (9,515)     (22,179)    (1,196,392)   (901,929)
                            ---------     ---------     ---------    ---------     ----------   ---------
  Net increase
   (decrease) in shares
   outstanding..........      134,841        73,811         8,538       27,161        (79,019)    177,353
                            =========     =========     =========    =========     ==========   =========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                         Income from Investment Operations                             Less Distributions
                   --------------------------------------------- -----------------------------------------------------------------
                                         Net Realized
                      Net                    and                            Distributions
                     Asset       Net      Unrealized             Dividends    from Net
                     Value   Investment  Gain (Loss)  Total from  from Net    Realized    Distributions
    Year Ended     Beginning   Income         on      Investment Investment    Capital         in          Return of     Total
   December 31,    of Period (Loss)(/2/) Investments  Operations   Income       Gains        Excess         Capital  Distributions
   ------------    --------- ----------- ------------ ---------- ---------- ------------- -------------    --------- -------------
 Select Emerging
     Markets
    Fund(/1/)
       2000(d)      $1.292     $   --      $(0.138)    $(0.138)   $(0.002)     $   --        $    --         $  --      $(0.002)
       1999          0.784      0.001        0.513       0.514     (0.006)         --             --            --       (0.006)
       1998(e)       1.000      0.006       (0.221)     (0.215)    (0.001)         --             --            --       (0.001)
      Select
    Aggressive
   Growth Fund
       2000(d)       3.411     (0.005)       0.062       0.057         --      (0.616)            --            --       (0.616)
       1999          2.460     (0.012)       0.963       0.951         --          --             --            --           --
       1998          2.225     (0.008)       0.243       0.235         --          --             --            --           --
       1997          2.037     (0.009)       0.387       0.378         --      (0.182)        (0.008)(/3/)      --       (0.190)
       1996          1.848     (0.009)       0.351       0.342         --      (0.153)            --            --       (0.153)
       1995          1.397     (0.001)       0.452       0.451         --          --             --            --           --
  Select Capital
   Appreciation
    Fund(/1/)
       2000(d)       2.053     (0.004)       0.123       0.119         --      (0.070)            --            --       (0.070)
       1999          1.640     (0.007)       0.423       0.416         --      (0.003)            --            --       (0.003)
       1998          1.698     (0.006)       0.241       0.235         --      (0.293)            --            --       (0.293)
       1997          1.485     (0.005)       0.218       0.213         --          --             --            --           --
       1996          1.369     (0.003)       0.124       0.121         --      (0.005)            --            --       (0.005)
       1995(f)       1.000     (0.001)       0.397       0.396         --      (0.027)            --            --       (0.027)
   Select Value
   Opportunity
    Fund(/1/)
       2000(d)       1.521      0.007        0.144       0.151     (0.006)     (0.015)            --            --       (0.021)
       1999          1.686      0.006       (0.077)     (0.071)        --      (0.094)            --            --       (0.094)
       1998          1.626      0.014        0.066       0.080     (0.014)     (0.006)            --            --       (0.020)
       1997          1.511      0.010        0.364       0.374     (0.010)     (0.249)            --            --       (0.259)
       1996          1.238      0.011        0.342       0.353     (0.011)     (0.069)            --            --       (0.080)
       1995          1.089      0.009        0.183       0.192     (0.009)     (0.033)        (0.001)(/3/)      --       (0.043)
      Select
  International
   Equity Fund
       2000(d)       2.031      0.008       (0.035)     (0.027)    (0.009)     (0.063)            --            --       (0.072)
       1999          1.542      0.012        0.477       0.489         --          --             --            --           --
       1998          1.341      0.014        0.207       0.221     (0.020)         --             --            --       (0.020)
       1997          1.356      0.015        0.049       0.064     (0.019)     (0.046)        (0.014)(/4/)      --       (0.079)
       1996          1.136      0.011        0.238       0.249     (0.012)     (0.003)        (0.014)(/4/)      --       (0.029)
       1995          0.963      0.013        0.176       0.189     (0.011)     (0.005)            --            --       (0.016)
                      Net
                    Increase
                   (Decrease)
                       in
    Year Ended     Net Asset
   December 31,      Value
   ------------    ----------
 Select Emerging
     Markets
    Fund(/1/)
       2000(d)      $(0.140)
       1999           0.508
       1998(e)       (0.216)
      Select
    Aggressive
   Growth Fund
       2000(d)       (0.559)
       1999           0.951
       1998           0.235
       1997           0.188
       1996           0.189
       1995           0.451
  Select Capital
   Appreciation
    Fund(/1/)
       2000(d)        0.049
       1999           0.413
       1998          (0.058)
       1997           0.213
       1996           0.116
       1995(f)        0.369
   Select Value
   Opportunity
    Fund(/1/)
       2000(d)        0.130
       1999          (0.165)
       1998           0.060
       1997           0.115
       1996           0.273
       1995           0.149
      Select
  International
   Equity Fund
       2000(d)       (0.099)
       1999           0.489
       1998           0.201
       1997          (0.015)
       1996           0.220
       1995           0.173

------------------
*   Annualized
**  Not Annualized
(a) Including reimbursements, waivers, and reductions.
(b) Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c) Excluding reimbursements and reductions.
(d) For the six months ended June 30, 2000 (Unaudited).
(e) For the period ended December 31, 1998.
(f) For the period ended December 31, 1995.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Capital Appreciation Fund commenced operations on April 28, 1995 and changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997.
(2) Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were $(0.000) for the six months ended June 30, 2000, $0.000 in 1999 and $0.004 in 1998 for Select Emerging Mar-kets Fund; $(0.005) for the six months ended June 30, 2000, $(0.013) in 1999, $(0.009) in 1998 and $(0.010) in 1997 for Select Aggressive Growth Fund; $(0.006) in 1998 and $(0.001) in 1995 for Select Capital Appreciation Fund; $0.006 for the six months ended June 30, 2000, $0.005 in 1999, $0.013 in 1998, $0.009 in 1997 and $0.010 in 1996 for Select Value Opportunity Fund; and $0.008 for the six months ended June 30, 2000, $0.011 in 1999, $0.014 in 1998, $0.015 in 1997 and $0.011 in 1996 for Select International Equity Fund.
(3) Distributions in excess of net realized capital gains.
(4) Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
        -----------------------------------------------------
                            Ratios To Average Net Assets
                        -------------------------------------

Net Asset             Net Assets
  Value                 End of        Net                                                      Portfolio
 End of    Total        Period    Investment    Operating Expenses        Management Fee       Turnover
 Period    Return      (000's)   Income (Loss)  (a)      (b)      (c)      Gross      Net        Rate
---------  ------     ---------- ------------- ------   ------   ------   --------   -------   ---------
 $1.152    (10.71)%** $  60,527      (0.12)%*    1.71%*   1.74%*   1.74%*    1.35%*     1.35%*     52%**
  1.292     65.72%       50,452       0.25%      1.88%    1.92%    1.92%     1.35%      1.35%      60%
  0.784    (21.46)%**    20,873       0.96%*     2.19%*   2.19%*   2.54%*    1.35%*     1.00%*     62%**
  2.852      1.65%**  1,147,886      (0.37)%*    0.80%*   0.82%*   0.82%*    0.77%*     0.77%*     49%**
  3.411     38.66%    1,015,699      (0.46)%     0.88%    0.91%    0.91%     0.85%      0.85%     101%
  2.460     10.56%      752,741      (0.36)%     0.92%    0.95%    0.95%     0.88%      0.88%      99%
  2.225     18.71%      604,123      (0.45)%     0.99%    1.04%    1.04%     0.95%      0.95%      95%
  2.037     18.55%      407,442      (0.53)%     1.08%    1.08%    1.08%     1.00%      1.00%     113%
  1.848     32.28%      254,872      (0.07)%     1.09%      --     1.09%     1.00%      1.00%     104%
  2.102      5.80%**    481,783      (0.40)%*    0.93%*   0.93%*   0.93%*    0.88%*     0.88%*     28%**
  2.053     25.36%      417,087      (0.42)%     0.98%    0.98%    0.98%     0.91%      0.91%      61%
  1.640     13.88%      310,582      (0.47)%     1.02%    1.04%    1.04%     0.94%      0.94%     141%
  1.698     14.28%      240,526      (0.38)%     1.13%    1.13%    1.13%     0.98%      0.98%     133%
  1.485      8.80%      142,680      (0.32)%     1.13%    1.13%    1.13%     1.00%      1.00%      98%
  1.369     39.56%**     41,376      (0.25)%*    1.35%*     --     1.42%*    1.00%*     0.93%*     95%**
  1.651      9.95%**    341,609       0.84%*     0.83%*   0.94%*   0.94%*    0.89%*     0.89%*     71%**
  1.521     (4.70)%     308,331       0.43%      0.88%    0.97%    0.97%     0.90%      0.90%      98%
  1.686      4.87%      268,405       0.95%      0.94%    0.98%    0.99%     0.91%      0.90%      73%
  1.626     24.85%      202,139       0.73%      0.98%    1.04%    1.06%     0.92%      0.90%     110%
  1.511     28.53%      113,969       0.91%      0.95%    0.97%    0.97%     0.85%      0.85%      20%
  1.238     17.60%       64,575       0.86%      1.01%      --     1.01%     0.85%      0.85%      17%
  1.932     (1.31)%**   733,113       1.04%*     0.97%*   0.98%*   0.98%*    0.88%*     0.88%*     15%**
  2.031     31.71%      679,341       0.69%      1.01%    1.02%    1.02%     0.89%      0.89%      18%
  1.542     16.48%      505,553       0.99%      1.01%    1.02%    1.02%     0.90%      0.90%      27%
  1.341      4.65%      397,915       1.17%      1.15%    1.17%    1.17%     0.97%      0.97%      20%
  1.356     21.94%      246,877       1.22%      1.20%    1.23%    1.23%     1.00%      1.00%      18%
  1.136     19.63%      104,312       1.68%      1.24%      --     1.24%     1.00%      1.00%      24%

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                               Income from Investment Operations
                         -------------------------------------------------
                                               Net Realized
                            Net                    and
                           Asset       Net      Unrealized
                           Value   Investment  Gain (Loss)      Total from
                         Beginning   Income         on          Investment
Year Ended December 31,  of Period (Loss)(/2/) Investments      Operations
-----------------------  --------- ----------- ------------     ----------
Select Growth Fund(/1/)
         2000(d)          $3.049     $   --      $(0.078)        $(0.078)
         1999              2.428     (0.002)       0.709           0.707
         1998              1.811      0.002        0.638           0.640
         1997              1.430      0.006        0.480           0.486
         1996              1.369      0.005        0.297           0.302
         1995              1.099         --        0.270           0.270
   Select Strategic
   Growth Fund(/1/)
         2000(d)           1.126         --       (0.020)(/5/)    (0.020)
         1999              0.973      0.003        0.153           0.156
         1998(e)           1.000      0.002       (0.027)         (0.025)
   Select Growth and
   Income Fund(/1/)
         2000(d)           1.933      0.007       (0.036)         (0.029)
         1999              1.779      0.022        0.298           0.320
         1998              1.552      0.020        0.233           0.253
         1997              1.405      0.020        0.293           0.313
         1996              1.268      0.020        0.246           0.266
         1995              1.027      0.019        0.290           0.309
  Select Income Fund
         2000(d)          $0.953     $0.032      $(0.001)        $ 0.031
         1999              1.032      0.062       (0.071)         (0.009)
         1998              1.022      0.059        0.010           0.069
         1997              0.995      0.060        0.028           0.088
         1996              1.024      0.061       (0.029)          0.032
         1995              0.930      0.060        0.095           0.155
   Money Market Fund
         2000(d)           1.000      0.030           --           0.030
         1999              1.000      0.051           --           0.051
         1998              1.000      0.054           --           0.054
         1997              1.000      0.053           --           0.053
         1996              1.000      0.052           --           0.052
         1995              1.000      0.057           --           0.057
                                              Less Distributions
                         -------------------------------------------------------------------
                                                                                                Net
                                                                                              Increase
                         Dividends      Distributions                                        (Decrease)
                          from Net        from Net    Distributions    Return                    in
                         Investment       Realized         in            of        Total     Net Asset
Year Ended December 31,    Income       Capital Gains    Excess        Capital Distributions   Value
------------------------ -------------- ------------- ---------------- ------- ------------- ----------
Select Growth Fund(/1/)
         2000(d)          $    --          $(0.345)      $    --        $ --      $(0.345)    $(0.423)
         1999              (0.001)          (0.085)           --          --       (0.086)      0.621
         1998                  --(/3/)      (0.023)           --          --       (0.023)      0.617
         1997              (0.006)          (0.099)           --          --       (0.105)      0.381
         1996              (0.005)          (0.236)           --          --       (0.241)      0.061
         1995                  --               --            --          --           --       0.270
   Select Strategic
   Growth Fund(/1/)
         2000(d)               --(/3/)      (0.009)           --          --       (0.009)     (0.029)
         1999              (0.003)              --            --          --       (0.003)      0.153
         1998(e)           (0.002)              --            --          --       (0.002)     (0.027)
   Select Growth and
   Income Fund(/1/)
         2000(d)           (0.008)          (0.314)           --          --       (0.322)     (0.351)
         1999              (0.021)          (0.145)           --          --       (0.166)      0.154
         1998              (0.020)          (0.006)           --          --       (0.026)      0.227
         1997              (0.020)          (0.146)           --          --       (0.166)      0.147
         1996              (0.020)          (0.109)           --          --       (0.129)      0.137
         1995              (0.019)          (0.049)           --          --       (0.068)      0.241
  Select Income Fund
         2000(d)          $(0.033)         $    --       $    --        $ --      $(0.033)    $(0.002)
         1999              (0.063)          (0.007)           --          --       (0.070)     (0.079)
         1998              (0.059)              --            --          --       (0.059)      0.010
         1997              (0.061)              --            --          --       (0.061)      0.027
         1996              (0.061)              --            --          --       (0.061)     (0.029)
         1995              (0.060)              --        (0.001)(/4/)    --       (0.061)      0.094
   Money Market Fund
         2000(d)           (0.030)              --            --          --       (0.030)         --
         1999              (0.051)              --            --          --       (0.051)         --
         1998              (0.054)              --            --          --       (0.054)         --
         1997              (0.053)              --            --          --       (0.053)         --
         1996              (0.052)              --            --          --       (0.052)         --
         1995              (0.057)              --            --          --       (0.057)         --

------------------------------------
*   Annualized
**  Not Annualized
(a)  Including reimbursements and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(c) Excluding reimbursements and reductions.
(d) For the six months ended June 30, 2000 (Unaudited).
(e) For the period ended December 31, 1998.
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998 and changed sub-advisers on April 1, 2000. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $(0.001) for the six months ended June 30, 2000, $(0.003) in 1999, $0.001 in 1998, $0.006 in 1997 and $0.005
    in 1996 for Select Growth Fund; $0.000 for the six months ended June 30, 2000, $0.003 in 1999 and $(0.001) in 1998 for Select Strategic Growth Fund; $0.022 in 1999, $0.019 in 1998, $0.019 in 1997 and $0.019 in 1996 for
    Select Growth and Income Fund and $0.060 in 1995 for Select Income Fund.
(3) Dividends from net investment income are less than $0.0005.
(4) Distributions in excess of net investment income.
(5) Amount shown does not correspond with the net realized and unrealized gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the fund's invest-ments.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust


                           Ratios/Supplemental Data
           ---------------------------------------------------------------------
                                      Ratios To Average Net Assets
                                 -----------------------------------------------
                      Net Assets
Net Asset               End of        Net        Operating          Management     Portfolio
Value End  Total        Period    Investment      Expenses             Fee         Turnover
of Period  Return      (000's)   Income (Loss) (a)    (b)    (c)    Gross   Net      Rate
---------  ------     ---------- ------------- ----   ----   ----   -----   ----   ---------
 $2.626    (2.50)%**  $1,254,418     (0.03)%*  0.78%* 0.81%* 0.81%* 0.76%*  0.76%*     33%**
  3.049    29.80%      1,216,365     (0.08)%   0.81%  0.83%  0.83%  0.78%   0.78%      84%
  2.428    35.44%        815,390      0.08%    0.85%  0.87%  0.87%  0.82%   0.82%      86%
  1.811    34.06%        470,356      0.42%    0.91%  0.93%  0.93%  0.85%   0.85%      75%
  1.430    22.02%        228,551      0.38%    0.92%  0.93%  0.93%  0.85%   0.85%     159%
  1.369    24.59%        143,125      0.02%    0.97%    --   0.97%  0.85%   0.85%      51%
  1.097    (1.73)%**      41,931      0.05%*   1.02%* 1.05%* 1.05%* 0.85%*  0.85%*    129%**
  1.126    16.06%         31,254      0.41%    1.17%  1.20%  1.20%  0.85%   0.85%      58%
  0.973    (2.47)%**      14,839      0.41%*   1.14%* 1.20%* 1.66%* 0.85%*  0.39%*     24%**
  1.582    (1.49)%**     904,461      0.75%*   0.72%* 0.72%* 0.72%* 0.67%*  0.67%*     26%**
  1.933    18.43%        844,538      1.17%    0.73%  0.74%  0.74%  0.67%   0.67%     131%
  1.779    16.43%        646,086      1.26%    0.70%  0.73%  0.73%  0.68%   0.68%     112%
  1.552    22.51%        473,552      1.34%    0.77%  0.80%  0.80%  0.73%   0.73%      71%
  1.405    21.26%        295,638      1.44%    0.80%  0.83%  0.83%  0.75%   0.75%      78%
  1.268    30.32%        191,610      1.69%    0.85%    --   0.85%  0.75%   0.75%     112%
 $0.951     3.22%**   $  181,839      6.60%*   0.59%* 0.59%* 0.59%* 0.52%*  0.52%*     77%**
  0.953    (0.85)%       174,037      6.26%    0.61%  0.61%  0.61%  0.52%   0.52%     177%
  1.032     6.83%        160,450      5.92%    0.64%  0.64%  0.64%  0.54%   0.54%     130%
  1.022     9.17%        104,253      6.12%    0.72%  0.72%  0.72%  0.59%   0.59%      79%
  0.995     3.32%         77,498      6.29%    0.74%  0.74%  0.74%  0.60%   0.60%     108%
  1.024    16.96%         60,368      6.24%    0.79%    --   0.80%  0.60%   0.59%     131%
  1.000     3.02%**      434,496      5.96%*   0.29%* 0.29%* 0.29%* 0.24%*  0.24%*    N/A
  1.000     5.19%        513,606      5.09%    0.29%  0.29%  0.29%  0.24%   0.24%     N/A
  1.000     5.51%        336,253      5.36%    0.32%  0.32%  0.32%  0.26%   0.26%     N/A
  1.000     5.47%        260,620      5.33%    0.35%  0.35%  0.35%  0.27%   0.27%     N/A
  1.000     5.36%        217,256      5.22%    0.34%  0.34%  0.34%  0.28%   0.28%     N/A
  1.000     5.84%        155,211      5.68%    0.36%    --   0.36%  0.29%   0.29%     N/A

--------------------------------------------

                           Allmerica Investment Trust

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 ("the 1940 Act"), as amended, as an open-end, diversified management company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance poli-cies and variable annuity contracts offered by insurance companies, (ii) cer-tain qualified pension and retirement plans, as permitted by Treasury Regula-tions; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of fourteen managed investment portfo-lios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appre-ciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Select Growth and Income, Select Income and Money Mar-ket Funds (individually a "Portfolio", collectively, the "Portfolios").

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Equity securities which are traded on a recognized exchange are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities are valued at the last available price in the market prior to the time of valuation. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pric-ing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among secu-rities in determining value. If not valued by a pricing service, such securi-ties are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, Select Growth, and Select Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying cur-rency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctua-tions recorded as unrealized gains or losses. Receivables and payables of for-ward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are rec-ognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying finan-cial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capi-tal gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or pro-vided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distrib-uted quarterly for the Select Growth and Income and Select Income Funds, and annually for the Select Emerging Markets, Select Aggressive Growth, Select Cap-ital Appreciation, Select Value Opportunity, Select International Equity, Select Growth and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distribu-tions to shareholders are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differ-ences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including "Post-October Losses", foreign currency gains and losses, and losses deferred due to wash sales; and permanent differences due to differing treatments for paydown gains/losses on mortgage-backed securities, foreign currency transactions, market discount, and non-tax-able dividends. Any taxable income or gain remaining at fiscal year end is dis-tributed in the following year. Permanent book and tax basis differences relat-ing to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with the brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "securities lending income" in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or pos-sible loss of rights in

--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

the collateral. Information regarding the value of the securities loaned and the value of the collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Select Capital Appreciation Fund, Select Income Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("for-ward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement trans-actions with institutions that the Portfolio Manager has determined are credit-worthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Portfolio Manager monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3. INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as investment manager and administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a man-agement fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                              Percentage of Average Daily Net Assets
                             First         Next         Next         Next         Next          Over
Portfolio                 $100,000,000 $150,000,000 $250,000,000 $250,000,000 $250,000,000 $1,000,000,000
---------------------------------------------------------------------------------------------------------
Select Emerging Markets       1.35%        1.35%        1.35%        1.35%        1.35%         1.35%
Select Aggressive Growth      1.00%        0.90%        0.80%        0.70%        0.70%         0.65%
Select Capital Apprecia-
 tion                         1.00%        0.90%        0.80%        0.70%        0.70%         0.65%
Select Value Opportunity      1.00%        0.85%        0.80%        0.75%        0.70%         0.70%
Select International
 Equity                       1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
Select Growth                 0.85%        0.85%        0.80%        0.75%        0.70%         0.70%
Select Strategic Growth       0.85%        0.85%        0.85%        0.85%        0.85%         0.85%
Select Growth and Income      0.75%        0.70%        0.65%        0.65%        0.65%         0.65%

                  First        Next         Over
Portfolio      $50,000,000 $200,000,000 $250,000,000
----------------------------------------------------
Money Market      0.35%        0.25%        0.20%
                  First        Next         Over
Portfolio      $50,000,000 $50,000,000  $100,000,000
----------------------------------------------------
Select Income     0.60%        0.55%        0.45%

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


--------------------------------------------

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

  Select Emerging Markets
                        Schroder Investment Management North America Inc.
                        ("Schroder")
  Select Aggressive Growth
                        Nicholas-Applegate Capital Management, L.P.
  Select Capital Appreciation
                        T. Rowe Price Associates, Inc. ("T. Rowe Price")
  Select Value Opportunity
                        Cramer Rosenthal McGlynn, LLC
  Select International Equity
                        Bank of Ireland Asset Management (U.S.) Limited
  Select Growth         Putnam Investment Management, Inc.
  Select Strategic Growth
                        TCW Investment Management Company
  Select Growth and Income
                        J.P. Morgan Investment Management Inc.
  Select Income         Standish, Ayer & Wood, Inc.
  Money Market          Allmerica Asset Management, Inc. (wholly-owned subsid-
                        iary of First Allmerica)

Effective April 1, 2000, TCW Investment Management Company assumed sub-adviser responsibilities from Cambiar Investors, Inc. for the Select Strategic Growth Fund. T. Rowe Price, an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by First Allmerica and Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidi-ary of First Allmerica. In addition, T. Rowe Price currently serves as invest-ment adviser to a corporate investment account of Allmerica Financial Corpora-tion. Standish, Ayer & Wood, Inc. also currently serves as investment adviser to an institutional account sponsored by First Allmerica.

IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its serv-ices from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain volun-tary expense limitations as a percentage of average net assets (Select Aggres-sive Growth Fund--1.35%, Select Capital Appreciation Fund--1.35%, Select Value Opportunity Fund--1.25%, Select International Equity Fund--1.50%, Select Growth Fund--1.20%, Select Strategic Growth Fund--1.20%, Select Growth and Income Fund--1.10%, Select Income Fund--1.00%, and Money Market Fund--0.60%), the Man-ager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders.

The Manager has voluntarily agreed until further notice to waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to Schroder for sub-advi-sory services. The Manager has also voluntarily agreed to limit its management fee from the Select Value Opportunity Fund to an annual rate of 0.90% of aver-age daily net assets.

                           Allmerica Investment Trust

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5.REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the bro-kers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At June 30, 2000, Allmerica Financial owned 20,148,426 shares of Select Emerging Markets Fund and 5,026,423 shares of Select Strategic Growth Fund.

7.FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of cur-rencies and future adverse political and economical developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8.FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options trans-actions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Markets Fund, the Select Capital Appreciation Fund, the Select International Equity Fund, the Select Growth Fund, and the Select Income Fund may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

9.PLAN OF SUBSTITUTION

Orders have been issued by the Securities and Exchange Commission ("SEC") approving the substitution of shares of the Allmerica Investment Trust Select Investment Grade Income Fund ("SIGIF") for all of the shares of the Select Income Fund ("SIF") and all of the shares of The Fulcrum Trust Strategic Income Portfolio ("Fulcrum Strategic"). Approvals of the substitutions were also obtained from state insurance regulators in certain jurisdictions. The effect of the substitutions was to replace SIF shares and Fulcrum Strategic shares with SIGIF shares. The substitutions were effective on July 1, 2000.

On July 1, 2000, SIGIF shares were substituted for all of the shares of SIF and all of the shares of Fulcrum Strategic. The substitutions were accomplished by an exchange of 174,733,698 shares of SIGIF for the 191,246,857 shares then out-standing (each valued at $0.951) of SIF and for the 134,606 shares then out-standing (each valued at $9.52) of Fulcrum Strategic. SIF's net assets and Ful-crum Strategic's net assets, including $4,795,620 and $46,607, respectively, of unrealized depreciation, were combined with SIGIF for total net assets after the acquisitions of $425,857,321.

                         ------------------------------------------------------

                           Allmerica Investment Trust

                             REGULATORY DISCLOSURES
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The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in the flexible premium vari-able life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, and T. Rowe Price International Stock Portfolio which include important information related to charges and expenses.

                                 CLIENT NOTICES

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This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

If you would like to request additional copies of this report, please contact either your Allmerica Select Financial representative or call 1-800-366-1492.

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                                Allmerica Select


Allmerica Select products are offered through Allmerica Financial Life Insurance and Annuity Company. Our parent company, First Allmerica Financial, is the nation s fifth oldest life insur- ance company. Founded in 1844, First Allmerica Financial has been serving the financial needs of its policyholders for more than 150 years.


Allmerica Select brings together the experience and financial strength of Allmerica Financial Life with the talent of some of the world s leading money managers. It s a powerful combina- tion that can help achieve your financial goals.

   Allmerica Select Variable Products are issued by First Allmerica Financial
                           Life Insurance Company and
   Allmerica Financial Life Insurance and Annuity Company and are distributed by Allmerica Investments, Inc.
  Allmerica Select is a division of the issuing companies. To be preceded or accompanied by the current
   Allmerican Select Product prospectus. Read it carfully before investing.


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